SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 June 24, 1999

                    Structured Asset Securities Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                 333-68513-04              74-2440850
---------------------------        -------------            -------------------
State or Other Jurisdiction         (Commission             (I.R.S. Employer
    Of Incorporation)               File Number)            Identification No.)

   200 Vesey Street
  New York, New York                                           10285
---------------------                                       ----------
(Address of Principal                                       (Zip Code)
  Executive Offices)

     Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $144,957,000 in aggregate principal amount of Class A-F, Class A-V, Class FX, Class VX and Class R Certificates of its Ocwen Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 on June 24, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated June 21, 1999 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 1999, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Ocwen Financial Services, Inc., as master servicer, Ocwen Federal Bank FSB, as special servicer and The Chase Manhattan Bank, as trustee. The "Certificates" consist of the following classes: Class A-F, Class A-V, Class FX, Class VX and Class R. The Certificates have the benefit of two irrevocable and unconditional certificate guaranty insurance policies (the "Policies") attached hereto as Exhibit 99.1 issued by MBIA Insurance Corporation. The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of mortgage loans consisting of a group of fixed-rate and a group of adjustable-rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $148,628,391.22 as of June 1, 1999, together with certain other assets. The Mortgage Loans were acquired by the Depositor from LMAC, Inc. (the "Seller") pursuant to a Mortgage Loan Sale Agreement attached hereto as Exhibit 99.2 and dated as of June 1, 1999, between the Depositor and the Seller. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated June 21, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

     4.1 Trust Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer and The Chase Manhattan Bank, as Trustee.

     99.1 Mortgage Loan Sale Agreement, dated as of June 1, 1999, between LMAC, Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Certificate Guaranty Insurance Policies issued by MBIA Insurance Corporation pursuant to the Insurance Agreement, dated as of June 1, 1999, among MBIA Insurance Corporation, as insurer, Ocwen Financial Services, Inc, as master servicer and originator, LMAC, Inc, as seller, Structured Asset Securities Corporation, as depositor, Ocwen Federal Bank FSB, as special servicer and subservicer and The Chase Manhattan Bank, as trustee.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRUCTURED ASSET SECURITIES
                                              CORPORATION


                                           By:  /s/Stanley Labanowski
                                                ------------------------------
                                                Name:   Stanley Labanowski
                                                Title:  Vice President

Dated:  June 9, 1999

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                                 Description                                          Page No.
-----------                                 -----------                                          --------

1.1                        Terms Agreement, dated June 21, 1999, between Structured Asset
                           Securities Corporation and Lehman Brothers Inc.

4.1                        Trust Agreement, dated as of June 1, 1999, among
                           Structured Asset Securities Corporation, as
                           Depositor, Ocwen Financial Services, Inc., as
                           Master Servicer, Ocwen Federal Bank FSB, as Special
                           Servicer and The Chase Manhattan Bank, as Trustee.

99.1                       Mortgage Loan Sale Agreement, dated as of June 1, 1999, between
                           LMAC, Inc., as Seller, and Structured Asset Securities Corporation,
                           as Purchaser.

99.2                       Certificate Guaranty Insurance Policies issued by
                           MBIA Insurance Corporation pursuant to the Insurance Agreement, dated as of June 1, 1999, among MBIA Insurance Corporation, as insurer, Ocwen
                           Financial Services, Inc, as master servicer and originator, LMAC, Inc, as seller, Structured Asset
                           Securities Corporation, as depositor, Ocwen Federal
                           Bank FSB, as special servicer and subservicer and The Chase Manhattan Bank, as trustee.


                                  EXHIBIT 1.1

                                  EXHIBIT 4.1

                                 EXHIBIT 99.1

                                 EXHIBIT 99.2





                     STRUCTURED ASSET SECURITIES CORPORATION
          HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1999-OFS1



                                 TERMS AGREEMENT
                                 ---------------


                                                  Dated: June 21, 1999



To: Structured Asset Securities Corporation, as Depositor under the Trust Agreement dated as of June 1, 1999 (the "Trust Agreement").

Re: Underwriting Agreement Standard Terms dated as of April 16, 1996 (the "Standard Terms," and together with this Terms Agreement, the "Agreement").

Series Designation:  Series 1999-OFS1.
------------------

Terms of the Series  1999-OFS1  Certificates:  Home  Equity  Loan  Asset  Backed
--------------------------------------------
Certificates, Series 1999-OFS1, Class A-F, Class A-V, Class FX, Class VX and Class R (the "Certificates") will evidence, in the aggregate, the entire beneficial ownership interest in a trust fund (the "Trust Fund"). The primary assets of the Trust Fund consist of two pools of adjustable and fixed rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans"). Only the Class A-F and Class A-V Certificates (the "Offered Certificates") are being sold pursuant to the terms hereof.

Registration Statement:  File Number 333-68513.
----------------------

Certificate Ratings:  It is a condition to the issuance of the Class A-F and
-------------------
Class A-V Certificates that they be rated "AAA" by each of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P," and together with Moody's, the "Rating Agencies").

Terms of Sale of Offered  Certificates:  The Depositor  agrees to sell to Lehman
--------------------------------------
Brothers Inc. (the "Underwriter") and the Underwriter agrees to purchase from the Depositor, the Offered Certificates in the principal amounts and prices set forth on Schedule 1 annexed hereto. The purchase price for the Offered Certificates shall be the Purchase Price Percentage set forth in Schedule 1 plus accrued interest, if any, as described in the Prospectus Supplement, at the initial interest rate per annum from and including the Cut-off Date up to, but not including, the Closing Date.

The Underwriter will offer the Offered Certificates to the public from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

Cut-off Date:  June 1, 1999.
------------

Closing Date:  10:00 A.M.,  New York time, on  or  about June 24, 1999.  On the
------------
Closing Date, the Depositor will deliver the Offered Certificates to the Underwriter against payment therefor for the account of the Underwriter.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Depositor and the Underwriter in accordance with its terms.




                                                     LEHMAN BROTHERS INC.



                                                     By:_______________________
                                                        Name:
                                                        Title:


Accepted:

STRUCTURED ASSET SECURITIES
     CORPORATION


By:___________________________
   Name:
   Title:



                                   Schedule 1
                                   ----------

                                                                                 Purchase
                        Initial Certificate Principal        Certificate           Price
        Class                     Amount(1)                 Interest Rate       Percentage
   -------------        -----------------------------       --------------      -----------


  Class A-F                   $92,537,000                    7.28%(2)           99.634375%
  Class A-V                    52,420,000                     (2)(3)            99.650000%



 -----------------

(1)  Approximate.
(2)  Subject  to  the  Available  Funds  Cap  as  described  in  the  Prospectus
     Supplement.
(3) Interest will accrue on the Class A-V Certificates at the applicable per annum rate described in the Prospectus Supplement.









                                                                     EXECUTION
                                                                          COPY




            STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

              OCWEN FINANCIAL SERVICES, INC., as Master Servicer,

                 OCWEN FEDERAL BANK FSB, as Special Servicer,

                                      and

                     THE CHASE MANHATTAN BANK, as Trustee

                          ---------------------------

                                TRUST AGREEMENT

                           Dated as of June 1, 1999

                          ---------------------------



                    OCWEN HOME EQUITY LOAN TRUST 1999-OFS1
                  HOME EQUITY LOAN ASSET-BACKED CERTIFICATES
                               SERIES 1999-OFS1

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01.     Definitions.................................................2
Section 1.02.     Calculations Respecting Mortgage Loans.....................43

                                  ARTICLE II

                DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01.     Creation and Declaration of Trust Fund; Conveyance
                     of Mortgage Loans.......................................43
Section 2.02.     Acceptance of Trust Fund by Trustee: Review of
                    Documentation for Trust .........Fund....................46
Section 2.03.     Representations and Warranties of the Depositor............47
Section 2.04.     Discovery of Breach........................................49
Section 2.05.     Repurchase, Purchase or Substitution of Mortgage Loans.....49
Section 2.06.     Grant Clause...............................................50

                                  ARTICLE III

                               THE CERTIFICATES

Section 3.01.     The Certificates...........................................51
Section 3.02.     Registration...............................................51
Section 3.03.     Transfer and Exchange of Certificates......................51
Section 3.04.     Cancellation of Certificates...............................54
Section 3.05.     Replacement of Certificates................................54
Section 3.06.     Persons Deemed Owners......................................55
Section 3.07.     Temporary Certificates.....................................55
Section 3.08.     Appointment of Paying Agent................................55
Section 3.09.     Book-Entry Certificates....................................55

                                  ARTICLE IV

                       ADMINISTRATION OF THE TRUST FUND

Section 4.01.     Collection Account.........................................57
Section 4.02.     Application of Funds in the Collection Account.............58
Section 4.03.     Reports to Certificateholders..............................58
Section 4.04.     Certificate Account........................................61
Section 4.05.     Determination of LIBOR.....................................62

                                   ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01.     Distributions Generally....................................63
Section 5.02.     Distributions from the Certificate Account.................63
Section 5.03.     Reserved...................................................68
Section 5.04.     Advances by Master Servicer and Trustee....................68
Section 5.05.     Reserved...................................................69
Section 5.06.     REMIC 1, REMIC 2 and REMIC 3 Allocations...................69
Section 5.07.     Basis Risk Reserve Fund....................................72

                                  ARTICLE VI

                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 6.01.     Duties of Trustee..........................................72
Section 6.02.     Certain Matters Affecting the Trustee......................74
Section 6.03.     Trustee Not Liable for Certificates........................76
Section 6.04.     Trustee May Own Certificates...............................76
Section 6.05.     Eligibility Requirements for Trustee.......................76
Section 6.06.     Resignation and Removal of Trustee.........................76
Section 6.07.     Successor Trustee..........................................77
Section 6.08.     Merger or Consolidation of Trustee.........................78
Section 6.09.     Appointment of Co-Trustee, Separate Trustee or Custodian...78
Section 6.10.     Authenticating Agents......................................80
Section 6.11.     Indemnification of Trustee.................................80
Section 6.12.     Fees and Expenses of Trustee...............................81
Section 6.13.     Collection of Monies.......................................81
Section 6.14.     Events of Default; Trustee To Act; Appointment
                     of Successor............................................82
Section 6.15.     Additional Remedies of Trustee Upon Event of Default.......86
Section 6.16.     Waiver of Defaults.........................................87
Section 6.17.     Notification to Holders....................................87
Section 6.18.     Directions by Certificateholders and Duties of
                     Trustee During Event of Default.........................87
Section 6.19.     Action Upon Certain Failures of the Master Servicer
                     or the Special Servicer and Upon Event of Default.......87

                                  ARTICLE VII

         PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01.     Purchase of Mortgage Loans; Termination of Trust
                     Fund Upon Purchase or Liquidation of All
                     Mortgage Loans..........................................88
Section 7.02.     Procedure Upon Termination of Trust Fund...................89
Section 7.03.     Additional Trust Fund Termination Requirements.............89

                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

Section 8.01.     Limitation on Rights of Holders............................90
Section 8.02.     Access to List of Holders..................................91
Section 8.03.     Acts of Holders of Certificates............................92

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 9.01.     Duties of the Master Servicer and Sub-Servicers............92
Section 9.02.     Collection of Certain Mortgage Loan Payments...............94
Section 9.03.     Sub-Servicing Agreements Between Master Servicer
                     and Sub-Servicers.......................................95
Section 9.04.     Successor Sub-Servicers....................................95
Section 9.05.     Liability of Master Servicer; Indemnification..............96
Section 9.06.     No Contractual Relationship Between Sub-Servicer,
                     Trustee, the Certificateholders or the
                     Certificate Insurer.....................................97
Section 9.07.     Assumption or Termination of Sub-Servicing Agreement
                     by Trustee..............................................97
Section 9.08.     Sub-Servicing Accounts.....................................97
Section 9.09.     Collection of Taxes, Assessments and Similar
                     Items; Servicing Accounts...............................98
Section 9.10.     Collection Account and Certificate Account.................98
Section 9.11.     Withdrawals from the Collection Account...................100
Section 9.12.     Investment of Funds in the Collection Account,
                     the Expense Account and the Certificate Account........101
Section 9.13.     Maintenance of Insurance..................................102
Section 9.14.     Due-on-Sale Clauses; Assumption and Substitution
                     Agreements.............................................104
Section 9.15.     Realization Upon Defaulted Mortgage Loans.................105
Section 9.16.     Trustee to Cooperate; Release of Files....................107
Section 9.17.     Servicing Compensation....................................109
Section 9.18.     Annual Statement as to Compliance.........................109
Section 9.19.     Annual Independent Certified Public Accountants'
                     Reports................................................109
Section 9.20.     Access to Certain Documentation and Information
                     Regarding the Mortgage Loans...........................110
Section 9.21.     Assignment and Delegation by Master Servicer;
                     Resignation of Master Servicer.........................110
Section 9.22.     Inspections by the Trustee and the Certificate
                     Insurer; Errors and Omissions Insurance................111
Section 9.23.     Title, Management and Disposition of REO Property.........112
Section 9.24.     Obligations of the Master Servicer in Respect of
                     Prepayment Interest Shortfalls.........................115
Section 9.25.     Reserved..................................................115
Section 9.26.     Obligations of the Master Servicer in Respect of
                     Mortgage Rates and Monthly Payments....................115
Section 9.27.     Special Servicer..........................................115
Section 9.28.     Special Servicer Compensation.............................115
Section 9.29.     Reports to the Securities and Exchange Commission.........117
Section 9.30.     Master Servicer's Financial Statements and
                     Related Information....................................117
Section 9.31.     Representations and Warranties of the Master Servicer.....117
Section 9.32.     Representations Regarding the Special Servicer............119
Section 9.33.     Closing Certificate and Opinion...........................121
Section 9.34.     Preparation of Tax Returns and Other Reports..............121
Section 9.35.     Merger or Consolidation...................................121
Section 9.36.     Limitation on Liability of the Master Servicer,
                     the Special Servicer and Others........................122
Section 9.37.     Master Servicer Not to Resign.............................122
Section 9.38.     Indemnification of the Trust and the Certificate
                     Insurer by the Master Servicer.........................123
Section 9.39.     Indemnification of the Trust and the Certificate
                     Insurer by the Special Servicer........................123

                                   ARTICLE X

                             REMIC ADMINISTRATION

Section 10.01. REMIC Administration.........................................124
Section 10.02. Prohibited Transactions and Activities.......................126
Section 10.03. Indemnification with Respect to Certain Taxes and
                    Loss of REMIC Status....................................126
Section 10.04. Reserved.....................................................127

                                  ARTICLE XI

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

Section 11.01. Rights of the Certificate Insurer To Exercise Rights
                    of Class A Certificateholders...........................127
Section 11.02. Trustee To Act Solely with Consent of the
                    Certificate Insurer.....................................127
Section 11.03. Trust Fund and Accounts Held for Benefit of the
                    Certificate Insurer.....................................128
Section 11.04. Claims Upon the Policies; Policy Payments Account............128
Section 11.05. Effect of Payments by the Certificate Insurer;
                    Subrogation.............................................130
Section 11.06. Notices to the Certificate Insurer...........................130
Section 11.07. Third-Party Beneficiary......................................130
Section 11.08. Trustee to Hold the Policy...................................130

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01. Binding Nature of Agreement; Assignment......................131
Section 12.02. Entire Agreement.............................................131
Section 12.03. Amendment....................................................131
Section 12.04. Voting Rights................................................132
Section 12.05. Provision of Information.....................................132
Section 12.06. Governing Law................................................133
Section 12.07. Notices......................................................133
Section 12.08. Severability of Provisions...................................133
Section 12.09. Indulgences; No Waivers......................................134
Section 12.10. Headings Not To Affect Interpretation........................134
Section 12.11. Benefits of Agreement........................................134
Section 12.12. Special Notices to the Rating Agencies.......................134
Section 12.13. Counterparts.................................................135
Section 12.14. No Petition..................................................135

                                  ATTACHMENTS

Exhibit A       Forms of Certificates
Exhibit B-1     Form of Initial Certification
Exhibit B-2     Reserved
Exhibit B-3     Form of Final Certification
Exhibit B-4     Form of Endorsement
Exhibit C       Request for Release of Documents and Receipt
Exhibit D-l     Residual Certificate Transfer Affidavit (Transferee)
Exhibit D-2     Residual Certificate Transfer Affidavit (Transferor)
Exhibit E       Reserved
Exhibit F       Form of Rule 144A Transfer Certificate
Exhibit G       Form of Purchaser's Letter for Institutional Accredited
                  Investors
Exhibit H       Form of ERISA Transfer Affidavit
Exhibit I       Reserved
Exhibit J       Reserved
Exhibit K       Custodial Agreement

Schedule A      Mortgage Loan Schedule

     This TRUST AGREEMENT, dated as of June 1, 1999 (the "Agreement"), is made by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), OCWEN FINANCIAL SERVICES, INC., as master servicer (the "Master Servicer"), OCWEN FEDERAL BANK FSB, as special servicer (the "Special Servicer"), and THE CHASE MANHATTAN BANK, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

     The Depositor has acquired the Mortgage Loans from LMAC, Inc. (the "Seller"), and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee hereunder for inclusion in the Trust Fund. On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund. The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Depositor, the Master Servicer, the Special Servicer and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates and the Certificate Insurer. The Depositor, the Master Servicer and the Special Servicer are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     As provided herein, the Trustee shall elect that the Trust Fund be treated for federal income tax purposes as including three separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1," "REMIC 2," and "REMIC 3," respectively, REMIC 3 also being referred to as the "Upper Tier REMIC"). The Class A-F, Class A-V, Class FX and Class VX Certificates represent ownership of all of the "regular interests" in REMIC 3 (the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-V1, Class T3-V2, Class T3-V3, Class T3-V4, and Class T3-V5), and the Class R3 Interest represents the sole class of "residual interest" in REMIC 3 for purposes of the REMIC Provisions. Each of the Class R1 and Class R2 Certificates represents the sole class of "residual interest" in REMIC 1, and REMIC 2, respectively, for purposes of the REMIC Provisions. There are also six classes of uncertificated REMIC 1 Regular Interests issued under this Agreement (the Class T1-F1, Class T1-F2, Class T1-F3, Class T1-V1, Class T1-V2, and Class T1-V3 Interests), each of which will constitute regular interests in REMIC 1; eight classes of uncertificated REMIC 2 Regular Interests (the Class T2-F1, Class T2-F2, Class T2-F3, Class T2-F4, Class T2-V1, Class T2-V2, Class T2-V3 and Class T2-V4 Interests), each of which will constitute regular interests in REMIC 2. The REMIC 1 Regular Interests will be held as assets of REMIC 2, the REMIC 2 Regular Interests will be held as assets of REMIC 3.

     As used herein, (i) each Class A-F Certificate is "related" to Mortgage Pool F, and (ii) each Class A-V Certificate is related to Mortgage Pool V.

     The following table sets forth (or describes) the Class designation, Pass-Through Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                    Pass-Through                 Initial Class                  Minimum
    Class Designation                   Rate                    Principal Amount             Denominations
---------------------------   ---------------------------  ---------------------------   ------------------------
        Class A-F                       (1)                          $92,537,000                $25,000
        Class A-V                       (2)                           52,420,000                 25,000
        Class FX                        (3)                           (3)                         (4)
        Class VX                        (3)                           (3)                         (4)
        Class R                         (3)                           (3)                         (4)

______________
(1) The Pass-Through Rate with respect to any Distribution Date for the Class A-F Certificates is the per annum rate equal to the lesser of
         (i) 7.28% and (ii) the Group F Available Funds Cap Rate for such Distribution Date; provided, that if the majority holder of the Class X Certificates (or if such holder does not exercise such option, the Master Servicer or Certificate Insurer) does not exercise the option to purchase the Mortgage Loans and related property pursuant to
         Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A-F Certificates will be 7.78%.

(2) The Pass-Through Rate with respect to any Distribution Date for the Class A-V Certificates is the per annum rate equal to the lesser of
         (i) LIBOR plus 0.35%, and (ii) the Group V Available Funds Cap Rate for such Distribution Date; provided, that if the majority holder of the Class X Certificate (or if such holder does not exercise such option, the Master Servicer or Certificate Insurer) does not exercise the option to purchase the Mortgage Loans and related property pursuant to Section 7.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to such Distribution Date and each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A-V Certificates will be LIBOR plus 0.70%.

(3) The Class FX, Class VX and Class R Certificates will be issued without a Certificate Principal Amount and will not bear interest.

(4) The Class FX, Class VX and Class R Certificates will each be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

     As of the Cut-off Date, the Mortgage Loans had an aggregate principal balance of $148,628,391.22, after giving effect to the scheduled payments due on or prior to the Cut-off Date.

     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. The following words and phrases, unless the
                   -----------
context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices: With respect to any Mortgage Loan, as
     ----------------------------
applicable, either (x) those customary mortgage servicing practices of prudent mortgage servicing institutions that service or master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Trustee or the Master Servicer (except in its capacity as successor to a Servicer), or (y) as provided in the applicable Sub-Servicing Agreement, to the extent applicable to any Servicer.

     Accountant: A person engaged in the practice of accounting who (except
     ----------
when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

     Accrual Period: With respect to any Distribution Date and any Class A-V
     --------------
Certificate, and the Class T3-V1, Class T3-V2, Class T3-V3, Class T3-V4 and Class T3-V5 Regular Interests, the actual number of days (based on a 360-day year) included in the period beginning on the immediately preceding Distribution Date (or on June 24, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. With respect to any Distribution Date and the Class A-F Certificates, and the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4 and Class T3-F5 Regular Interests, the calendar month immediately preceding the month in which such Distribution Date occurs based on a 360-day year consisting of twelve 30-day months.

     Adjustable Rate Mortgage Loan: Any Mortgage Loan as to which the related
     -----------------------------
Mortgage Note provides for the adjustment of the Mortgage Rate applicable thereto.

     Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, each
     ---------------
date on which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

     Advance: An advance of the aggregate of payments of principal and
     -------
interest (other than Balloon Payments and net of the applicable Servicing Fee) on one or more Mortgage Loans that were due on the Due Date in the related Due Period and not received as of the close of business on the related Determination Date required to be made by or on behalf of the Master Servicer (or by the Trustee) pursuant to Section 5.04.

     Affiliate: With respect to any specified Person, any other Person
     ---------
controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Aggregate Loan Balance: The aggregate of the Scheduled Principal Balances
     ----------------------
of all Mortgage Loans at the date of determination.

     Aggregate Voting Interests: The aggregate of the Voting Interests of all
     --------------------------
the Certificates under this Agreement.

     Agreement: This Trust Agreement and all amendments and supplements
     ---------
hereto.

     Ancillary Income: All income derived from the Specially Serviced Mortgage
     ----------------
Loans, other than Special Servicer Fees and the Servicing Fees in respect of Specially Serviced Mortgage Loans, including, but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges excluding Prepayment Premiums. The Special Servicer shall retain all Ancillary Income for the Specially Serviced Mortgage Loans.

     Applied Loss Amount: With respect to any Distribution Date, the amount,
     -------------------
if any, by which (x) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such date, but before giving effect to any application of the Applied Loss Amount with respect to such date, exceeds (y) the Aggregate Loan Balance for such Distribution Date.

     Appraised Value: With respect to any Mortgage Loan, the amount set forth
     ---------------
in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer
     ----------------------
or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that the Trustee shall not be responsible for determining whether any such assignment is in recordable form.

     Authenticating Agent: Any authenticating agent appointed by the Trustee
     --------------------
pursuant to Section 6.10.

     Authorized Officer: Any Person who may execute an Officer's Certificate
     ------------------
on behalf of the Depositor.

     Available Funds: With respect to any Distribution Date, an amount equal
     ---------------
to the sum of the Group F Available Funds and the Group V Available Funds.

     Balloon Mortgage Loan: Any Mortgage Loan having an original term to
     ---------------------
maturity that is shorter than its amortization schedule, and a final Scheduled Payment that is disproportionately large in comparison to other Scheduled Payments.

     Balloon Payment: The final Scheduled Payment in respect of a Balloon
     ---------------
Mortgage Loan.

     Basic Principal Distribution Amount: With respect to each Certificate
     -----------------------------------
Group and any Distribution Date the excess of (i) the related Principal Remittance Amount for such Distribution Date over (ii) the related Overcollateralization Release Amount, if any, for such Distribution Date.

     Basis Risk Reserve Fund: A fund created as part of the Trust Fund
     -----------------------
pursuant to Section 5.07 of this Agreement but which is not an asset of any of the REMICs.

     Basis Risk Shortfall: With respect to any Distribution Date for which the
     --------------------
Pass-Through Rate for the Class A-V Certificates is based upon the Group V Available Funds Cap Rate, the excess of (i) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Group V Available Funds Cap Rate, up to the Maximum Cap, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Group V Available Funds Cap Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Class A-V Formula Rate on such Class of Certificates.

     Benefit Plan Opinion: An Opinion of Counsel satisfactory to the Trustee
     --------------------
to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

     Bloomberg: As defined in Section 4.03.
     ---------

     Book-Entry Certificates: Beneficial interests in Certificates designated
     -----------------------
as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry
Certificates: the Class A-F and Class A-V Certificates.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a
     ------------
day on which the Certificate Insurer or banking institutions in New York, New York are authorized or obligated by law or executive order to close.

     Certificate: Any one of the certificates signed and countersigned by the
     -----------
Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account: The account maintained by the Trustee in accordance
     -------------------
with the provisions of Section 4.04, which shall be entitled "The Chase Manhattan Bank, as Trustee, in trust for (A) registered holders of Home Equity Loan Asset Backed Certificates, Series 1999-OFS1, and (B) MBIA Insurance Corporation" and which must be an Eligible Account. Amounts held in the Certificate Account shall be deemed assets of REMIC 3.

     Certificate Group: Either of the Class A-F or Class A-V Certificates.
     -----------------

     Certificate Insurer: MBIA Insurance Corporation, a stock insurance
     -------------------
company incorporated under the laws of the State of New York, and any successors thereto.

     Certificate Insurer Default: The existence and continuance of any of the
     ---------------------------
following:

         (a) The Certificate Insurer fails to make a payment required under either of the Policies in accordance with its terms; or

         (b) The Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization, (ii) made a general assignment for the benefit of its creditors or (iii) had an order for relief entered against it under the United States Bankruptcy Code, the New York State Insurance Law or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation, or reorganization that is final and nonappealable; or

         (c) A court of competent jurisdiction, the New York Department of Insurance or any other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent, or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent, or receiver of the Certificate Insurer of all or any material portion of its property.

     Certificate Insurer Premium Amount: With respect to any Distribution Date
     ----------------------------------
and any Mortgage Pool, the amount in respect of premiums payable to the Certificate Insurer for such Mortgage Pool as set forth in the Insurance Agreement.

     Certificate Margin: With respect to any Distribution Date on or prior to
     ------------------
the Optional Termination Date, 0.35%, and with respect to any Distribution Date after the Optional Termination Date, 0.70%.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person
     -----------------
who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

     Certificate Principal Amount: With respect to any Certificate (other than
     ----------------------------
the Class X and Class R Certificates), the initial Certificate Principal Amount thereof, less the amount of all principal distributions previously distributed with respect to such Certificate. The Class X and Class R Certificates are issued without Certificate Principal Amounts.

     Certificate Register and Certificate Registrar: The register maintained
     ----------------------------------------------
and the registrar appointed pursuant to Section 3.02.

     Certificateholder: The meaning provided in the definition of "Holder."
     -----------------

     Class: All Certificates bearing the same class designation.
     -----

     Class A Certificates: The Class A-F and Class A-V Certificates.
     --------------------

     Class A-V Formula Rate: With respect to any Distribution Date and the
     ----------------------
Class A-V Certificates, the sum of LIBOR as of the related LIBOR Determination Date plus the applicable Certificate Margin.

     Class Principal Amount: With respect to each Class of Certificates other
     ----------------------
than the Class X and Class R Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

     Class R Certificate: The Class R Certificate executed by the Trustee, and
     -------------------
authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A and evidencing the ownership of the Class R1 Interest, Class R2 Interest and Class R3 Interest.

     Class R1 Interest: The uncertificated residual interest in REMIC 1.
     -----------------

     Class R2 Interest: The uncertificated residual interest in REMIC 2.
     -----------------

     Class R3 Interest: The uncertificated residual interest in REMIC 3.
     -----------------

     Class T1-F1 Interest: A regular interest in REMIC 1 that is held as an
     --------------------
asset of REMIC 2, that has an initial principal balance equal to 98% of the Group F Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group F Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T1-F2 Interest: A regular interest in REMIC 1 that is held as an
     --------------------
asset of REMIC 2, that has an initial principal balance equal to 1% of the Group F Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group F Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T1-F3 Interest: A regular interest in REMIC 1 that is held as an
     --------------------
asset of REMIC 2, that has an initial principal balance equal to 1% of the Group F Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group F Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T1-V1 Interest: A regular interest in REMIC 1 that is held as an
     --------------------
asset of REMIC 2, that has an initial principal balance equal to 98% of the Group V Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group V Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T1-V2 Interest: A regular interest in REMIC 1 that is held as an
     --------------------
asset of REMIC 2, that has an initial principal balance equal to 1% of the Group V Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group V Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T1-V3 Interest: A regular interest in REMIC 1 that is held as an
     --------------------
asset of REMIC 2, that has an initial principal balance equal to 1% of the Group V Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group V Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T2-F1 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has an initial principal balance equal to 98% of the Group F Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group F Net Mortgage Rate, and has such other terms as are described in Section 5.06.

     Class T2-F2 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has an initial principal balance equal to 1% of the Group F Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal the Group F Standard Rate, and has such other terms as are described in Section 5.06.

     Class T2-F3 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has an initial principal balance equal to 1% of the Group F Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group F Net Mortgage Rate, and has such other terms as are described in Section 5.06.

     Class T2-F4 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has a notional principal balance equal to the principal balance of Class T2-F2 Interest, that bears interest at a per annum rate equal to excess of (i) the Group F Net Mortgage Rate over (ii) the Group F Standard Rate, and has such other terms as are described in Section 5.06.

     Class T2-V1 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has an initial principal balance equal to 98% of the Pool V Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group V Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T2-V2 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has an initial principal balance equal to 1% of the Group V Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group V Standard Rate, and that has such other terms as are described in Section 5.06.

     Class T2-V3 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has an initial principal balance equal to 1% of the Group V Pool Balance as of the Cut-off Date, that bears interest at a per annum rate equal to the Group V Net Mortgage Rate, and that has such other terms as are described in Section 5.06.

     Class T2-V4 Interest: A regular interest in REMIC 2 that is held as an
     --------------------
asset of REMIC 3, that has a notional principal balance equal to the principal balance of Class T2-V2 Interest, that bears interest at a per annum rate equal to excess of (i) the Group V Net Mortgage Rate over (ii) the Group V Standard Rate, and has such other terms as are described in Section 5.06.

     Class T3-F1 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class A-F Certificates, that has an initial principal balance of $92,537,000, that bears interest at a rate equal to the Group F Standard Rate, and that has such other terms as are described in Section 5.06.

     Class T3-F2 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class FX Certificate that has such terms as are described in Section 5.06.

     Class T3-F2 Distributable Amount: With respect to any Distribution Date,
     --------------------------------
an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-F2 Notional Balance immediately before such distribution date, and (iii) the Class T3-F2 Pass-Through Rate.

     Class T3-F2 Notional Balance: A notional principal balance equal as of
     ----------------------------
any date to the sum of the principal balances of the Class T2-F1, and T2-F3 interests for such date.

     Class T3-F2 Pass-Through Rate: With respect to any Distribution Date, a
     -----------------------------
per annum rate equal to (i) the excess of the Group F Net Mortgage Rate for such date over (ii) the product of two and a fraction, the numerator of which is the product of (x) Group F Standard Rate, and (y) the principal balance of the Class T2-F2 Interest immediately prior to such Distribution Date, and the denominator of which is the sum of the principal balances of the Class T2-F2 and T2-F3 Interests immediately before such Distribution Date.

     Class T3-F3 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class FX Certificates that has such terms as are described in Section 5.06.

     Class T3-F3 Distributable Amount: With respect to any Distribution Date,
     --------------------------------
an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-F3 Notional Balance immediately before such Distribution Date, and (iii) the Class T3-F3 Pass-Through Rate.

     Class T3-F3 Notional Balance: A notional principal balance equal as of
     ----------------------------
any date to the principal balance of the Class T2-F2 interest for such date.

     Class T3-F3 Pass-Through Rate: With respect to any Distribution Date, a
     -----------------------------
per annum rate equal to (i) the excess the Group F Standard Rate over (ii) the product of two and a fraction, the numerator of which is the product of (x) the Group F Standard Rate, and (y) the Class T2-F2 Interest immediately prior to such Distribution Date, and the denominator of which is the sum of the principal balances of the Class T2-F2 and T2-F3 Interests immediately before such Distribution Date.

     Class T3-F4 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class FX Certificates that is entitled to receive 100% of the amounts distributable with respect to the Class T2-F4 Interest, and has such terms as are described in Section 5.06.

     Class T3-F5 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class FX Certificates that will have a principal balance to the extent of the excess of (i) the Group F Pool Balance as of the Cut-off Date over (ii) the aggregate Certificate Principal Balance of the Class A-F Certificates on the Closing Date. The Class T3-F5 Interest will bear interest at the Group F Standard Rate. Interest on the Class T3-F5 Interest will accrue and be paid with principal on the Class T3-F5 Interest following the reduction of the Certificate Principal Balances of the Class A-F Certificates to zero.

     Class T3-V1 Interest: A regular interest in REMIC 3 that has an initial
     --------------------
principal balance of $52,420,000 and bears interest at a rate equal to the Group V Standard Rate.

     Class T3-V2 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class VX Certificates that has such terms as are described in Section 5.06.

     Class T3-V2 Distributable Amount: With respect to any Distribution Date,
     --------------------------------
an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-V2 Notional Balance, and (iii) the Class T3-V2 Pass-Through Rate.

     Class T3-V2 Notional Balance: A notional principal balance equal as of
     ----------------------------
any date to the sum of the principal balances of the Class T2-V1 and T2-V3 Interests for such date.

     Class T3-V2 Pass-Through Rate: With respect to any Distribution Date, a
     -----------------------------
per annum rate equal to the excess of (i) the Group V Net Mortgage Rate for such date over (ii) the product of two and a fraction, the numerator of which is the product of (x) the Group V Standard Rate and (y) the principal balance of the Class T2-V2 Interest immediately prior to such Distribution Date, and the denominator of which is the sum of the principal balances of the Class T2-V2 and Class T2-V3 Interests immediately prior to such Distribution Date.

     Class T3-V3 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class VX Certificates that has such terms as are described in Section 5.06.

     Class T3-V3 Distributable Amount: With respect to any Distribution Date,
     --------------------------------
an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-V3 Notional Balance, and (iii) the Class T3-V3 Pass-Through Rate.

     Class T3-V3 Notional Balance: A notional principal balance equal as of
     ----------------------------
any date to the principal balance of the Class T2-V2 Interests for such date.

     Class T3-V3 Pass-Through Rate: With respect to any Distribution Date, a
     -----------------------------
per annum rate equal to the excess of (i) the Group V Standard Rate for such date over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Group V Standard Rate and the principal balance of Class T2-V2, and the denominator of which is the sum of the principal balances of the Class T2-V2 and Class T2-V3 Interests immediately prior to such Distribution Date.

     Class T3-V4 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class VX Certificates that is entitled to receive 100% of the amounts distributable with respect to the Class T2-V4 Interest, and has such terms as are described in Section 5.06.

     Class T3-V5 Interest: A regular interest in REMIC 3 represented by the
     --------------------
Class VX Certificates that will have a principal balance to the extent of the excess of (i) the Group V Pool Balance as of the Cut-off Date over (ii) the aggregate Certificate Principal Balance of the Class A-V Certificates on the Closing Date. The Class T3-V5 Interest will bear interest at the Group V Standard Rate. Interest on the Class T3-V5 Interest will accrue and be paid with principal on the Class T3-V5 Interest following the reduction of the Certificate Principal Balances of the Class A-V Certificates to zero.

     Class X Certificates: The Class FX and Class VX Certificates.
     --------------------

     Class FX Certificates: Any one of the Class FX Certificates executed by
     ---------------------
the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing four Regular Interests in REMIC 3 for purposes of the REMIC Provisions.

     Class VX Certificate: Any one of the Class VX Certificates executed by
     --------------------
the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A-2 and evidencing four Regular Interests in REMIC 3 for purposes of the REMIC Provisions.

     Class FX Distributable Amount: With respect to any Distribution Date, the
     -----------------------------
aggregate of the amounts distributable on the Class T3-F2, Class T3-F3, Class T3-F4 and Class T3-F5 Interests on such date.

     Class VX Distributable Amount: With respect to any Distribution Date, the
     -----------------------------
aggregate of the amounts distributable on the Class T3-V2, Class T3-V3, Class T3-V4 and Class T3-V5 Interests on such date.

     Clearing Agency: An organization registered as a "clearing agency"
     ---------------
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

     Clearing Agency Participant: A broker, dealer, bank, other financial
     ---------------------------
institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date: June 24, 1999.
     ------------

     Code: The Internal Revenue Code of 1986, as amended, and as it may be
     ----
further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

     Collection Account: A separate account established and maintained by the
     ------------------
Master Servicer pursuant to Section 4.01 which shall be entitled "Ocwen Financial Services, Inc., as Master Servicer for The Chase Manhattan Bank, as Trustee, in trust for (A) registered holders of Ocwen Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1, and (B) MBIA Insurance Corporation" and which must be an Eligible Account.

     Collection Period: With respect to any Distribution Date, the calendar
     -----------------
month immediately preceding the calendar month in which such Distribution Date occurs.

     Compensating Interest Payment: As defined in Section 9.24 hereof.
     -----------------------------

     Conventional Loan: A Mortgage Loan that is not insured by the United
     -----------------
States Federal Housing Administration or guaranteed by the United States Department of Veterans Affairs.

     Corporate Trust Office: The principal corporate trust office of the
     ----------------------
Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Capital Markets Fiduciary Services - Ocwen Series 1999-OFS1, or at such other address that the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Certificate Insurer.

     Custodial Agreement: The custodial agreement attached as Exhibit K
     -------------------
hereto, and any custodial agreement subsequently executed by the Trustee substantially in the form thereof.

     Custodian: Each custodian appointed by the Trustee and any successor
     ---------
thereto. The initial Custodian is The Chase Manhattan Bank.

     Cut-off Date: June 1, 1999.
     ------------

     Cut-off Date Aggregate Loan Balance: With respect to the Mortgage Loans
     -----------------------------------
in the Trust Fund on the Closing Date, the Aggregate Loan Balance as of the Cut-off Date after deducting Scheduled Payments due on such Cut-off Date, whether or not received.

     Cut-off Date Pool Balance: With respect to each Mortgage Pool, the Pool
     -------------------------
Balance thereof as of the related Cut-off Date.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction in
     ----------------------
the Scheduled Payment for such Mortgage Loan (before giving effect to the Debt Service Reduction) by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

     Deficiency Amount: With respect to each Certificate Group as of any
     -----------------
Distribution Date, the excess, if any, of (A) the sum of (i) the Interest Distributable Amount for the applicable Class A Certificates and (ii) the Guaranteed Principal Amount over (B) Group F Available Funds or Group V Available Funds, as applicable (after payment of the premium payable to the Certificate Insurer and after giving effect to the cross-collateralization provisions of this Agreement and without regard to any Insured Payments to be made as of such Distribution Date).

     Deficiency Event: The inability of the Trustee to make the Guaranteed
     ----------------
Distribution on any Distribution Date due to a shortage of funds for such purpose then held in the Certificate Account and the failure of the Certificate Insurer to pay in full a claim made in accordance with the related Policy with respect to such Distribution Date.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation of
     -------------------
the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     Definitive Certificate: A Certificate of any Class issued in definitive,
     ----------------------
fully registered, certificated form.

     Deleted Mortgage Loan: A Mortgage Loan that is repurchased from the Trust
     ---------------------
Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

     Delinquency Amount: With respect to any Distribution Date and either
     ------------------
Mortgage Pool, the product of (x) the related Delinquency Percentage and (y) the aggregate Scheduled Principal Balance of the Group F Loans or the Group V Loans, as applicable, as of the end of the related Due Period.

     Delinquency Percentage: For any Distribution Date and either Mortgage
     ----------------------
Pool, as of any date of determination, the rolling three month average of the percentage equivalent of a fraction, the numerator of which equals (x) the aggregate Scheduled Principal Balance of all of the Group F Loans or Group V Loans, as applicable, which are (i) 90 or more days delinquent, (ii) in bankruptcy and 90 or more days delinquent under the related Mortgage Note,
(iii) in foreclosure, or (iv) converted to REO Properties, and the denominator of which is (y) the aggregate Scheduled Principal Balance of the Group F Loans or Group V Loans, as applicable, as of the date of determination.

     Deposit Date: With respect to each Distribution Date, 12:00 p.m. New York
     ------------
time on the second Business Day prior to such Distribution Date.

     Depositor: Structured Asset Securities Corporation, a Delaware
     ---------
corporation having its principal place of business in New York, or its successors in interest.

     Depository: The Depository Trust Company, or any successor Depository
     ----------
hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     Depository Participant: A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date: With respect to each Distribution Date, the 18th day
     ------------------
of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

     Directing Holder: The majority holder of the Class X Certificates.
     ----------------

     Directly Operate: With respect to any REO Property, the furnishing or
     ----------------
rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund other than through an Independent Contractor; provided, however, that the Trustee (or the
                                   --------  -------
Master Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Master Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     Disqualified Organization: Either (i) the United States, (ii) any state
     -------------------------
or political subdivision thereof, (iii) any foreign government, (iv) any international organization, (v) any agency or instrumentality of any of the foregoing, (vi) any tax-exempt organization (other than a cooperative described in section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by section 511 of the Code, (vii) any organization described in section 1381(a)(2)(C) of the Code, or (viii) any "electing large partnership" described in section 775 of the Code, or (ix) any other entity designated as a Disqualified Organization by relevant legislation amending the REMIC Provisions and in effect at or proposed to be effective as of the time of the determination. In addition, a corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such governmental unit.

     Distribution Date: The 25th day of each month or, if such 25th day is not
     -----------------
a Business Day, the next succeeding Business Day, commencing in July 1999.

     Due Date: With respect to any Mortgage Loan, the date on which a
     --------
Scheduled Payment is due under the related Mortgage Note.

     Due Period: With respect to any Distribution Date, the period commencing
     ----------
on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

     Eligible Account: A segregated account that is either (i) an account or
     ----------------
accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by S&P (or comparable ratings if Moody's and S&P are not the Rating Agencies) and the unsecured and uncollateralized long term debt ratings of which institution shall be rated AA or higher by S&P and Aa2 or higher by Moody's at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee, the Certificate Insurer and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates and the Certificate Insurer as evidenced by a letter from each Rating Agency and the Certificate Insurer to the Trustee. Eligible Investments are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates and which are acceptable to the Certificate Insurer. Eligible Accounts may bear interest.

     Eligible Investments: Any one or more of the following obligations or
     --------------------
securities:

     (i) Direct obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of the Treasury, and CATS and TIGRS) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America;

     (ii) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities are only permitted if they have been stripped by the agency itself and if the principal portion of such security is not callable by the issuer):

            (A) U.S. Export-Import Bank (Eximbank): Direct obligations or fully guaranteed certificates of beneficial ownership.

            (B) Farmers Home Administration (FmHA) (now known as the United
                States of America, acting through the Department of Agriculture): Certificates of beneficial ownership.

            (C) Federal Financing Bank.

            (D) Federal Housing Administration Debentures (FHA).

            (E) General Services Administration: Participation certificates.

            (F) Government National Mortgage Association (GNMA or "Ginnie
                Mae"): GNMA-guaranteed mortgage-backed bonds and
                GNMA-guaranteed pass-through obligations approved by the Certificate Insurer in writing.

            (G) United States Maritime Administration: Guaranteed Title XI
                financing.

            (H) United States Department of Housing and Urban Development
                (HUD): Project Notes, Local Authority Bonds, New Communities Debentures, United States Government guaranteed debentures, United States Public Housing Notes and Bonds, United States government guaranteed public housing notes and bonds.

            (I) Resolution Funding Corporation (REFCORP) interest strips.

     (iii) Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following non-full faith and credit U.S. government agencies (stripped securities are only permitted if they have been stripped by the agency itself and if the principal portion of such security is not callable by the issuer):

            (A) Federal Home Loan Banks (FHL Banks): Senior debt obligations.

            (B) Federal Home Loan Mortgage Corporation (FHLMC or "Freddie
                Mac"): Participation certificates and senior debt obligations.

            (C) Federal National Mortgage Association (FNMA or "Fannie Mae"):
                Mortgage-backed securities and Senior debt obligations.

            (D) Student Loan Marketing Association (SLMA or "Sallie Mae"):
                Senior debt obligations.

            (E) Resolution Funding Corporation (REFCORP): obligations.

            (F) Farm Credit System Consolidated: system-wide bonds and notes.

     (iv) Money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and having a rating by S&P of AAAm-G; AAA-m; or AA-m and if rated by Moody's, rated Aaa, Aa1 or Aa2;

     (v) Certificates of deposit secured at all times by collateral described in (i) and/or (ii) above. Such certificates must be issued by commercial banks, savings and loan associations or mutual savings banks. The collateral must be held by a third party and the bondholders must have a perfected first security interest in the collateral;

     (vi) Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF;

     (vii) Investment agreements, including guaranteed investment contracts, forward purchase agreements and reserve fund put agreements acceptable to Certificate Insurer;

     (viii) Commercial paper rated, at the time of purchase, "Prime - 1" by Moody's and "A-1" or better by S&P;

     (ix) Bonds or notes issued by any state or municipality which are rated by Moody's and S&P in one of the two highest rating categories assigned by such agencies;

     (x) Federal funds or bankers acceptances with a maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "Prime - 1" or "A3" or better; by Moody's and "A-1" or "A" or better by S&P.

     (xi) Repurchase Agreements for 30 days or less must follow the following criteria. Repurchase Agreements which exceed 30 days must be acceptable to Certificate Insurer.

            (A) Repurchase agreements must have as a counter party a dealer bank or securities firm that is

                (1) a primary dealer on the Federal Reserve reporting dealer list which is rated "A" or better by S&P and "A2" or better by Moody's, or

                (2) a bank rated "A" or better by S&P and "A2" or better by
                    Moody's.

            (B) The written repurchase agreement must include the following:

                (1) Securities which are acceptable for transfer are: (i)
                    obligations of the United States of America or (ii) federal agencies backed by the full faith and credit of the United States of America (and FNMA & FHLMC);

                (2) The term of the repurchase agreement may be up to 30 days;

                (3) The collateral must be delivered to the Trustee (if the
                    Trustee is not supplying the collateral) or third party acting as agent for the Trustee (if the Trustee is supplying the collateral) before/ simultaneous with payment (perfection by possession of certificated securities); and

                (4) The securities must be valued weekly, marked-to- market at current market price plus accrued interest. The value of collateral must be equal to 104% of the amount of cash transferred by the Trustee to the dealer bank or security firm under the repurchase agreement plus accrued interest. If the value of securities held as collateral falls below 104% of the value of the cash transferred by the Trustee, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral are FNMA or FHLMC, then the value of collateral must equal 105%.

     (xii) a guaranteed investment contract (GIC) acceptable to the Certificate Insurer.

     ERISA-Restricted Certificate: Any of the Class X and Class R
     ----------------------------
Certificates.

     Event of Default: Any one of the conditions or circumstances enumerated
     ----------------
in Section 6.14(a).

     Expense Account: The account established and maintained pursuant to
     ---------------
Section 9.25.

     Extra Principal Distribution Amount: With respect to any Distribution
     -----------------------------------
Date and each of the Class A-F and Class A-V Certificates, the lesser of (i) the related General Excess Available Amount for such Distribution Date and
(ii) the related Overcollateralization Deficiency for such Distribution Date.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.
     ----

     FHLMC: The Federal Home Loan Mortgage Corporation, a corporate
     -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Final Recovery Determination: With respect to any defaulted Mortgage Loan
     ----------------------------
or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller, the Master Servicer or the Certificate Insurer pursuant to or as contemplated by Section 2.05, 9.15(c) or 7.01), a determination made by the Master Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Master Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Master Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

     Final Scheduled Distribution Date: With respect to the Class A-F and
     ---------------------------------
Class A-V Certificates, June 25, 2029.

     Financial Intermediary: A broker, dealer, bank or other financial
     ----------------------
institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

     Fixed Rate Mortgage Loan: A Mortgage Loan which provides for a fixed
     ------------------------
Mortgage Rate payable with respect thereto.

     FNMA: The Federal National Mortgage Association, a federally chartered
     ----
and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     Foreclosed Mortgage Loan: A Specially Serviced Mortgage Loan for which
     ------------------------
title to the Mortgaged Property is taken back by the Special Servicer either through a deed in lieu of foreclosure or through the completion of the foreclosure process consistent with this Agreement and the resulting REO Property is liquidated consistent with the terms of this Agreement.

     General Excess Available Amount: With respect to a Certificate Group and
     -------------------------------
each Distribution Date, the amount, if any, by which the related Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to subclauses (i) through (vi) of Section 5.02(b) and 5.02(c), as applicable, of this Agreement.

     GNMA: The Government National Mortgage Association, a wholly owned
     ----
corporate instrumentality of the United States within HUD.

     Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the
     ------------
fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

     Group F Adjusted Overcollateralization Amount: For any Distribution Date,
     ---------------------------------------------
the excess of (a) the Pool Balance of the Group F Loans as of the preceding Due Date over (b) the aggregate principal balance of the Class T3-F1 Interests.

     Group F Adjusted Overcollateralization Release Amount: For any
     -----------------------------------------------------
Distribution Date, the lesser of (a) the Group F Principal Distribution Amount, and (b) the amount, if any, by which the Group F Adjusted
Overcollateralization Amount exceeds the Targeted Overcollateralization Amount for Loan Group F.

     Group V Adjusted Overcollateralization Amount: For any Distribution Date,
     ---------------------------------------------
the excess of (c) the Pool Balance of the Group V Loans as of the preceding Due Date over (d) the aggregate principal balance of the Class T3-V1 Interests.

     Group V Adjusted Overcollateralization Release Amount: For any
     -----------------------------------------------------
Distribution Date, the lesser of the (a) the Group V Principal Distribution Amount, and (b) the amount, if any, by which the Group V Adjusted
Overcollateralization Amount exceeds the Targeted Overcollateralization Amount for Loan Group V.

     Group F Available Funds: With respect to any Distribution Date, an amount
     -----------------------
equal to the sum of the following amounts with respect to the related Mortgage
Loans: (i) the aggregate amount of Scheduled Payments on the related Mortgage Loans due during the related Due Period whether or not received by the Master Servicer, after deduction of the Servicing Fee for such Distribution Date, any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates and the Trustee Fee, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, Net Liquidation Proceeds, proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, amounts deposited into the Certificate Account by the Master Servicer pursuant to Section 9.23(f) and payments made by the Trustee in connection with Advances under Section 5.04(b), excluding payments made under the related Policy and (iii) payments from the Master Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date.

     Group F Available Funds Cap Rate: With respect to any Distribution Date,
     --------------------------------
the amount, expressed as a per annum rate, equal to (a)(i) the aggregate amount of interest due on all of the Group F Loans for the related Due Period minus (ii) the aggregate of the Servicing Fee, the Trustee Fee and the premiums payable to the Certificate Insurer, in each case relating to the Group F Loans, with respect to such Distribution Date, divided by (b) the aggregate Class Principal Amount of the Group F Certificates immediately prior to such Distribution Date calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Group F Loans: The Mortgage Loans designated on the Mortgage Loan
     -------------
Schedule as Group F Loans.

     Group F Net Mortgage Rate: The weighted average of the Mortgage Rates of
     -------------------------
the Group F Loans after deducting the Servicing Fee Rate, the Trustee Fee Rate and the amount, expressed as a per annum rate, of the related premium paid to the Certificate Insurer, weighted on the basis of the Scheduled Principal Balance of the Group F Loans at the beginning of the related Due Period.

     Group F Pool Balance: The aggregate of the Scheduled Principal Balances
     --------------------
of all Mortgage Loans in Pool F at the date of determination.

     Group F Principal Distribution Amount: With respect to any Distribution
     -------------------------------------
Date, an amount equal to the sum of (i) the related Basic Principal Distribution Amount and (ii) the related Extra Principal Distribution Amount for such Distribution Date.

     Group F Principal Funds: With respect to the Group F Loans, the sum,
     -----------------------
without duplication, of (i) the scheduled principal collected during the related Due Period or Advanced on or before the related Master Servicer Remittance Date, (ii) prepayments collected in the related Prepayment Period,
(iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller or the Master Servicer, (iv) the amount, if any, by which the aggregate unpaid principal balance of any Qualifying Substitute Mortgage Loan is less than the aggregate unpaid principal balance of the related Deleted Mortgage Loans delivered by the Seller in connection with a substitution of a Mortgage Loan pursuant to Section 2.05, and (v) all Liquidation Proceeds collected during the related Prepayment Period (to the extent such Liquidation Proceeds related to principal) less all Nonrecoverable Advances relating to principal reimbursed during the related Due Period.

     Group F Regular Interests: With respect to REMIC 1  the Class T1-F1,
     -------------------------
Class T1-F2 and Class T1-F3 Interests and with respect to REMIC 2 the Class T2-F1, Class T2-F2 and Class T2-F3 Interests.

     Group F Standard Rate: With respect to any Distribution Date, a rate
     ---------------------
equal to the lesser of the Pass-Through Rate for the Class A-F Certificates and the Group F Net Mortgage Rate.

     Group V Available Funds: With respect to any Distribution Date, an amount
     -----------------------
equal to the sum of the following amounts with respect to the related Mortgage
Loans: (i) the aggregate amount of Scheduled Payments on the related Mortgage Loans due during the related Due Period whether or not received by the Master Servicer, after deduction of the Servicing Fee for such Distribution Date, any accrued and unpaid Servicing Fees in respect of any prior Distribution Dates and the Trustee Fee, (ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, Net Liquidation Proceeds, proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, amounts deposited into the Certificate Account by the Master Servicer pursuant to Section 9.23(f) and payments made by the Trustee in connection with Advances, excluding payments made under the related Policy, (iii) payments from the Master Servicer in connection with Advances and Prepayment Interest Shortfalls for such Distribution Date and (iv) with respect to Loan Group V, funds on deposit in the Basis Risk Reserve Fund.

     Group V Available Funds Cap Rate: With respect to any Distribution Date,
     --------------------------------
the amount expressed as a per annum rate obtained by dividing (a) the amount of interest due or advanced on the Group V Loans in respect of the related Due Period less the sum of (i) the Servicing Fee, (ii) the Trustee Fee, (iii) the premium payable to the Certificate Insurer, in each case relating to the Group V Loans with respect to such Distribution Date, and (iv) commencing on the thirteenth Distribution Date following the Closing Date, an amount equal to 0.50% per annum times the aggregate Scheduled Principal Balance of the Group V Loans as of the beginning of such related Due Period, by (b) the aggregate Class Principal Amount of the Class A-V Certificates immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Group V Loans: The Mortgage Loans designated on the Mortgage Loan
     -------------
Schedule as Group V Loans.

     Group V Net Mortgage Rate: The weighted average of the Mortgage Rates of
     -------------------------
the Pool V Loans after deducting the Servicing Fee Rate, the Trustee Fee rate and the amount expressed as a per annum rate, of the related premium paid to the Certificate Insurer, weighted on the basis of the Scheduled Principal Balance of the Group V Loans at the beginning of the related Due Period.

     Group V Pool Balance: The aggregate of the Scheduled Principal Balances
     --------------------
of all Mortgage Loans in Pool V at the date of determination.

     Group V Principal Distribution Amount: With respect to any Distribution
     -------------------------------------
Date, an amount equal to the sum of (i) the related Basic Principal Distribution Amount and (ii) the related Extra Principal Distribution Amount for such Distribution Date.

     Group V Principal Funds: With respect to the Group V Loans, the sum,
     -----------------------
without duplication, of (i) the scheduled principal collected during the related Due Period or Advanced on or before the related Master Servicer Advance Date, (ii) prepayments collected in the related Prepayment Period,
(iii) the Scheduled Principal Balance of each Mortgage Loans that was repurchased by the Seller or the Master Servicer, (iv) the amount, if any, by which the aggregate unpaid principal balance of any Qualifying Substitute Mortgage Loan is less than the aggregate unpaid principal balance of the related Deleted Mortgage Loans delivered by the Seller in connection with a substitution of a Mortgage Loan pursuant to Section 2.05, and (v) all Liquidation Proceeds collected during the related Prepayment Period (to the extent such Liquidation Proceeds related to principal) less all Nonrecoverable Advances relating to principal reimbursed during the related Due Period.

     Group V Regular Interests: With respect to REMIC 1 the Class T1-V1, Class
     -------------------------
T1-V2 and Class T1-V3 Interests and with respect to REMIC 2 the Class T2-V1, Class T2-V2 and Class T2-V3 Interests.

     Group V Standard Rate: With respect to any Distribution Date, a rate
     ---------------------
equal to the lesser of the Pass-Through Rate for the Class A-V Certificates and the Group V Net Mortgage Rate.

     Guaranteed Principal Amount: With respect to any Distribution Date (a)
     ---------------------------
the amount, if any, by which the applicable Class Principal Amount of the applicable Class A Certificates exceeds the related Pool Balance at the end of the related Due Period (after giving effect to all distributions of principal on the applicable Class A Certificates on such Distribution Date) and (b) on the Distribution Date in June 2029 (after giving effect to all other distribution of principal on the applicable Class A Certificates), an amount equal to the related Class Principal Amount of the applicable Class A Certificates.

     Holder or Certificateholder: The registered owner of any Certificate as
     ------    -----------------
recorded on the books of the Certificate Registrar, and the Certificate Insurer to the extent of Cumulative Insurance Payments, except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Special Servicer, any Servicer or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded. The Trustee may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Special Servicer, and any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Special Servicer or such Servicer.

     HUD: The United States Department of Housing and Urban Development, or
     ---
any successor thereto.

     Incentive Fee: Upon the conversion of a Severely Delinquent Mortgage Loan
     -------------
to a Resolved Mortgage Loan, the product of (1)(a) the Net Resolution Proceeds, less (b) the product of (i) the unpaid principal balance of such Resolved Mortgage Loan prior to resolution and (ii) one minus the Target Severity and (2) the applicable Shares of Savings. The Incentive Fees shall be recorded on the Incentive Register as each Severely Delinquent Mortgage Loan is converted to a Resolved Mortgage Loan.

     Incentive Fee Account: An account created and maintained by the Special
     ---------------------
Servicer, separate and apart from any of its own funds and general assets, in the form of time deposit or demand accounts, which shall be titled "Ocwen Federal Bank FSB, in trust for Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1." The Incentive Fee Account shall be an Eligible Account.

     Incentive Register: A ledger established to maintain a record of the
     ------------------
Incentive Fees, including negative balances.

     Independent: When used with respect to any Accountants, a Person who is
     -----------
"independent" within the meaning of Rule 2-01(b) of the Securities and Exchange Commission's Regulation S-X. When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     Independent Contractor: Either (i) any Person (other than the Master
     ----------------------
Servicer) that would be an "independent contractor" with respect to the Trust Fund within the meaning of Section 856(d)(3) of the Code if the Trust Fund were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust Fund does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust Fund is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Master Servicer) if the Trustee has received an Opinion of Counsel, which Opinion of Counsel shall be an expense of the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor, will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     Index: The index specified in the related Mortgage Note for calculation
     -----
of the Mortgage Rate thereof.

     Initial LIBOR Rate: 5.06%.
     ------------------

     Insurance Agreement: The Insurance and Indemnity Agreement, dated as of
     -------------------
June 1, 1999, among the Depositor, the Master Servicer, the Originator (as defined therein), the Special Servicer, the Subservicer, the Trustee, the Certificate Insurer and the Seller, as amended or supplemented in accordance with the provisions thereof.

     Insurance Payment: Any payment made by the Certificate Insurer under the
     -----------------
related Policy with respect to the Class A Certificates.

     Insurance Policy: Any Primary Mortgage Insurance Policy and any standard
     ----------------
hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

     Insurance Proceeds: Amounts paid by the insurer under any Insurance
     ------------------
Policy, other than amounts (i) to cover expenses incurred by or on behalf of the Master Servicer in connection with procuring such proceeds, (ii) to be applied to restoration or repair of the related Mortgaged Property or (iii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note.

     Insured Payment: As defined in the Policies.
     ---------------

     Interest Distributable Amount: For any Distribution Date and each Class
     -----------------------------
of Offered Certificates equals the sum of (i) the related Monthly Interest Distributable Amount for such Class for such Distribution Date and (ii) the related Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

     Interest Remittance Amount: With respect to each Mortgage Pool and any
     --------------------------
Distribution Date, (a) the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Mortgage Pool during the related Due Period and (ii) all interest in respect of Principal Payments in full or in part received during the related Prepayment Period, less (x) the related Servicing Fee with respect to such Mortgage Loans and (y) unreimbursed interest Advances and other amounts due to the Master Servicer, any Sub-Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to interest, (iii) any Compensating Interest Payment with respect to such Mortgage Loans with respect to the related Prepayment Period, (iv) the portion of any Substitution Amount paid with respect to such Mortgage Loans during the related Prepayment Period allocable to interest, (v) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by unreimbursed interest Advances.

     Intervening Assignments: The original intervening assignments of the
     -----------------------
Mortgage, notice of transfer or equivalent instrument.

     Late Collections: With respect to any Mortgage Loan, all amounts received
     ----------------
subsequent to the Determination Date immediately following any Due Period, whether as late payments of Scheduled Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent on a contractual basis for such Due Period and not previously recovered.

     Latest Possible Maturity Date: The Distribution Date occurring in June
     -----------------------------
2035.

     LIBOR: With respect to the first Accrual Period, the Initial LIBOR Rate.
     -----
With respect to each subsequent Accrual Period, the per annum rate determined pursuant to Section 4.05 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIUS01M" on the Bloomberg Financial Markets Commodities News (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

     LIBOR Certificate: Any Class A-V Certificate.
     -----------------

     LIBOR Component: None.
     ---------------

     LIBOR Determination Date: The second London Banking Day immediately
     ------------------------
preceding the commencement of each Accrual Period other than the first Accrual Period for any LIBOR Certificates.

     Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the
     ------------------------
Master Servicer or the applicable Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

     Liquidation Expenses: Expenses that are incurred by the Master Servicer
     --------------------
or a Special Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the applicable Primary Mortgage Insurance Policy, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts expended pursuant to Section 9.06 or 9.16.

     Liquidation Proceeds: The amount (other than amounts received in respect
     --------------------
of the rental of any REO Property prior to REO Disposition) received by the Master Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation,
(ii) the liquidation of a defaulted Mortgage Loan by means of a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by
Section 2.05, Section 9.15(c), Section 9.23 or Section 7.01.

     Loan-to-Value Ratio: As of any date of determination, the fraction,
     -------------------
expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

     London Banking Day: Any day on which commercial banks and foreign
     ------------------
exchange markets settle payments in London and New York City.

     Master Servicer: Ocwen Financial Services, Inc., a Florida corporation,
     ---------------
or any successor master servicer appointed as herein provided, in its capacity as Master Servicer hereunder.

     Master Servicer Affiliate: A Person (i) controlling, controlled by or
     -------------------------
under common control with the Master Servicer or which is 50% or more owned by the Master Servicer and (ii) which is qualified to service residential mortgage loans.

     Master Servicer Remittance Date: With respect to any Distribution Date,
     -------------------------------
noon New York time on the second Business Day prior to such Distribution Date.

     Material Defect: As defined in Section 2.02(c) hereof.
     ---------------

     Maximum Cap: With respect to any Distribution Date, as the weighted
     -----------
average of the Maximum Loan Rates on the Group V Loans less the sum of the Servicing Fee Rate, the Trustee Fee Rate and the rate at which the related premium payable to the Certificate Insurer is calculated.

     Maximum Loan Rate: With respect to each Adjustable Rate Mortgage Loan,
     -----------------
the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

     Minimum Loan Rate: With respect to each Adjustable Rate Mortgage Loan,
     -----------------
the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

     Modified Mortgage Loan: A Specially Serviced Mortgage Loan which is
     ----------------------
modified in a manner consistent with this Agreement and for which the Mortgagor has made three consecutive payments consistent with the terms of such Specially Serviced Mortgage Loan as so modified.

     Monthly Interest Distributable Amount: For any Distribution Date and each
     -------------------------------------
Class of Offered Certificates equals the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Class Principal Amount of such Class immediately prior to such Distribution Date.

     Moody's: Moody's Investors Service, or any successor in interest.
     -------

     Mortgage: A mortgage, deed of trust or other instrument encumbering a fee
     --------
simple interest in real property securing a Mortgage Note, together with improvements thereto.

     Mortgage File: The mortgage documents listed in Section 2.01(b)
     -------------
pertaining to a particular Mortgage Loan required to be delivered to the Trustee pursuant to this Agreement.

     Mortgage Loan: A Mortgage and the related notes or other evidences of
     -------------
indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

     Mortgage Loan Purchase Agreement: The agreement, dated as of June 1,
     --------------------------------
1999, for the sale of the Mortgage Loans by Ocwen Financial Services, Inc. to the Seller.

     Mortgage Loan Sale Agreement: The agreement, dated as of June 1, 1999,
     ----------------------------
for the sale of the Mortgage Loans by the Seller to the Depositor.

     Mortgage Loan Schedule: As of any date, the list of Mortgage Loans
     ----------------------
included in the Trust Fund on such date, separately identifying the Adjustable Rate Mortgage Loans and the Fixed Rate Mortgage Loans (and identifying the lien priority thereof), attached hereto as Schedule A. The Mortgage Loan Schedule shall be prepared by the Master Servicer and shall set forth the following information with respect to each Mortgage Loan:

     (i)      the Seller's Mortgage Loan identifying number;

     (ii)     the Mortgagor's name;

     (iii) the street address of the Mortgaged Property including the state and zip code;

     (iv) a code indicating whether the Mortgaged Property is owner-occupied;

     (v)      the type of residential dwelling constituting the Mortgaged
              Property;

     (vi)     the original months to maturity;

     (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

     (viii)   the Loan-to-Value Ratio at origination;

     (ix)     the Mortgage Rate in effect immediately following the Cut-off
              Date;

     (x) (A) the date on which the first Scheduled Payment was due on the Mortgage Loan and, (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

     (xi)     the stated maturity date;

     (xii) the amount of the Scheduled Payment due on the first Due Date on or after the Cut-off Date;

     (xiii) the last Due Date on which a Scheduled Payment was actually applied to the unpaid Principal Balance;

     (xiv)    the original principal amount of the Mortgage Loan;

     (xv) the outstanding principal balance of the Mortgage Loan as of the close of business on the Cut-off Date;

     (xvi)    in the case of each Adjustable Rate Mortgage Loan, the Gross
              Margin;

     (xvii) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

     (xviii) in the case of each Adjustable Rate Mortgage Loan, the Maximum Loan Rate;

     (xix) in the case of each Adjustable Rate Mortgage Loan, the Minimum Loan Rate;

     (xx)     the Mortgage Rate at origination;

     (xxi) in the case of each Adjustable Rate Mortgage Loan, the Periodic Rate Cap and the maximum first Adjustment Date Mortgage Rate adjustment;

     (xxii) a code indicating the documentation style program (i.e., full documentation, lite documentation or stated income documentation);

     (xxiii)  in the case of each Adjustable Rate Mortgage Loan, the Index;

     (xxiv) in the case of each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date;

     (xxv)    the risk grade;

     (xxvi)   intentionally omitted;

     (xxvii)  the Value of the Mortgaged Property;

     (xxviii) the sale price of the Mortgaged Property, if applicable;

     (xxix)   the prepayment penalty term;

     (xxx)    intentionally omitted;

     (xxxi)   intentionally omitted;

     (xxxii) in the case of each Adjustable Rate Mortgage Loan, the rounding code (nearest 0.125%);

     (xxxiii) whether the Mortgage Loan is assumable; and

     (xxxiv)  the program code.

     The Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date with respect to each Mortgage Pool in the aggregate: (1) the number of Mortgage Loans; (2) the Scheduled Principal Balance of each Mortgage Pool; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement. With respect to any Qualifying Substitute Mortgage Loan, the Cut-off Date shall refer to the related Cut-off Date for such Mortgage Loan, determined in accordance with the definition of Cut-off Date herein. The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund.

     Mortgage Note: The note or other evidence of the indebtedness of a
     -------------
Mortgagor secured by a Mortgage under a Mortgage Loan.

     Mortgage Pool: Either of Pool F or Pool V.
     -------------

     Mortgage Rate: With respect to each Mortgage Loan, the annual rate at
     -------------
which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (i) in the case of each Fixed Rate Mortgage Loan shall remain constant at the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (ii) in the case of each Adjustable Rate Mortgage Loan (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date, to equal the sum, rounded to the nearest 0.125% as provided in the Mortgage Note, of the Index, determined as set forth in the related Mortgage Note, plus the related Gross Margin subject to the limitations set forth in the related Mortgage Note. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

     Mortgaged Property: The fee simple interest in real property, together
     ------------------
with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds.

     Mortgagor: The obligor on a Mortgage Note.
     ---------

     Net Excess Spread: With respect to any Distribution Date, (A) the
     -----------------
fraction, expressed as a percentage, the numerator of which is equal to the product of (i) the amount, if any, by which (a) the Interest Remittance Amount for such Distribution Date exceeds (b) the Monthly Interest Distributable Amount payable with respect to the Certificates for such date and (ii) twelve, and the denominator of which is the Aggregate Loan Balance for such Distribution Date, multiplied by (B) a fraction, the numerator of which is thirty and the denominator of which is the greater of thirty and the actual number of days in the immediately preceding calendar month.

     Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan,
     ------------------------
the related Liquidation Proceeds net of (i) unreimbursed expenses and (ii) any unreimbursed Advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

     Net Mortgage Rate: With respect to any Mortgage Loan (or the related REO
     -----------------
Property), the Mortgage Rate thereof reduced by the Servicing Fee Rate.

     Net Prepayment Interest Shortfall: With respect to any Distribution Date,
     ---------------------------------
the excess, if any, of any Prepayment Interest Shortfalls with respect to the Mortgage Loans for such date over the sum of any amounts paid by the Servicers with respect to such shortfalls and any amount that is required to be paid by the Master Servicer in respect of such shortfalls pursuant to this Agreement.

     Net Resolution Proceeds: With respect to each Resolved Mortgage Loan, the
     -----------------------
"gross proceeds" received with respect to the final disposition of such Resolved Mortgage Loan, minus all customary and reasonable expenses incurred in connection with the servicing and Resolution of such Mortgage Loan including without limitation, any (a) legal expenses, (b) advances of interest at the Mortgage Rate, (c) unrecovered taxes paid, (d) unrecovered hazard insurance premiums, (e) property protection expenses, (f) maintenance expenses and (g) property expenses. With respect to (i) a Foreclosed Mortgage Loan, the term "gross proceeds" shall mean all proceeds from the sale of the REO Property less any real estate brokerage fees and closing costs, (ii) a Paid-Off Mortgage Loan, the term "gross proceeds" shall mean all the proceeds actually received by the Special Servicer including prepayment penalties but not including late charges and Ancillary Income, (iii) a Reinstated Mortgage Loan, the term "gross proceeds" shall mean an amount equal to the unpaid principal balance of the Reinstated Mortgage Loan at the time of the entering into of the agreement with the related Mortgagor and (iv) a Modified Mortgage Loan, the term "gross proceeds" shall mean an amount equal to the unpaid principal balance of the Modified Mortgage Loan at the time of the entering into of the agreement with the related Mortgagor.

     New Lease: Any lease of REO Property entered into on behalf of the Trust
     ---------
Fund, including any lease renewed or extended on behalf of the Trust Fund if the Trust Fund has the right to renegotiate the terms of such lease.

     Non-Book-Entry Certificate: Any Certificate other than a Book-Entry
     --------------------------
Certificate.

     Non-permitted Foreign Holder: As defined in Section 3.03(f).
     ----------------------------

     Nonrecoverable Advance: Any Advance previously made or proposed to be
     ----------------------
made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     Non-U.S. Person: Any individual, corporation, partnership or other person
     ---------------
other than a citizen or resident of the United States; a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; an estate that is subject to U.S. federal income tax regardless of the source of its income; or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

     OC Stepdown Date: With respect to each Certificate Group means the later
     ----------------
to occur of (x) the Distribution Date in January 2002 and (y) the first Distribution Date on which the Pool Balance of the related Mortgage Pool has been reduced to 50% of the aggregate of the Scheduled Principal Balances of the Mortgage Loans in the related Mortgage Pool as of the Cut-off Date.

     Offered Certificates: The Class A Certificates.
     --------------------

     Offering Document: The Prospectus.
     -----------------

     Officer's Certificate: A certificate signed by the Chairman of the Board,
     ---------------------
any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person.

     Opinion of Counsel: A written opinion of counsel, reasonably acceptable
     ------------------
in form and substance to the Trustee and the Certificate Insurer, and who may be in-house or outside counsel to the Depositor, the Master Servicer or a Servicer but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the taxation, or the federal income tax status, of each REMIC.

     Optional Termination Date: The first Distribution Date on which the
     -------------------------
option to terminate the Trust Fund pursuant to Section 7.01(b) may be exercised by the majority holder of the Class X Certificates.

     Original Group F Targeted OC Amount: An amount equal to the product of
     -----------------------------------
the Pool Balance of the Group F Loans as of the Cut-off Date and 5.80%.

     Original Group V Targeted OC Amount: An amount equal to the product of
     -----------------------------------
the Pool Balance of the Group V Loans as of the Cut-off Date and 7.90%.

     Original Target Percentage: With respect to Pool F, 5.80%, and with
     --------------------------
respect to Pool V, 7.90%.

     Original Value: The lesser of (a) the Appraised Value of a Mortgaged
     --------------
Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

     Originator: Ocwen Financial Services, Inc., or any successor thereto.
     ----------

     Overcollateralization Amount: With respect to any Distribution Date and
     ----------------------------
each Certificate Group, the amount, if any, by which (x) the related Pool Balance on the last day of the related Due Period exceeds (y) the Class Principal Amount of the related Class as of such Distribution Date after giving effect to distributions on such Distribution Date.

     Overcollateralization Deficiency: With respect to any Distribution Date
     --------------------------------
and each Certificate Group, the amount, if any, by which (x) the related Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the related Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to distributions of the related Basic Principal Distribution Amount on such Distribution Date.

     Overcollateralization Release Amount: With respect to any Distribution
     ------------------------------------
Date and each Certificate Group (A) prior to the related OC Stepdown Date, zero, and (B) on or after the related OC Stepdown Date the lesser of (x) the related Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the related Overcollateralization Amount for such Distribution Date on the related Certificates, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such date is applied on such date in reduction of Class Principal Amounts of the related Certificates, over (ii) the related Targeted Overcollateralization Amount for such Distribution Date.

     Paid-Off Mortgage Loan: A Specially Serviced Mortgage Loan which is paid
     ----------------------
in full or for which a lesser final payment is made consistent with the terms of this Agreement and such payment in full or lesser final payment is received by the Special Servicer in full satisfaction of the indebtedness owed under the applicable Mortgage Note.

     Pass-Through Rate: With respect to each Class of Certificates and any
     -----------------
Distribution Date, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

     Payahead: With respect to any Mortgage Loan and any Due Date therefor,
     --------
any Scheduled Payment received by the Master Servicer during any Collection Period in addition to the Scheduled Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

     Paying Agent: Any paying agent appointed pursuant to Section 3.08.
     ------------

     Percentage Interest: With respect to any Certificate, its percentage
     -------------------
interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate. With respect to any Certificate other than the Class X and Class R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class. With respect to the Class X and Class R Certificates, the Percentage Interest evidenced thereby shall be 100%.

     Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and
     -----------------
any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Loan Rate or the Minimum Loan Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

     Permitted Transferee: As defined in Section 3.03(f).
     --------------------

     Person: Any individual, corporation, partnership, joint venture,
     ------
association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan Asset Regulations: The Department of Labor regulations set forth in
     ----------------------
29 C.F.R. 2510.3-101.

     Policies: The Certificate Guaranty Insurance Policy No. 29554 and the
     --------
Certificate Guaranty Insurance Policy No. 29555 issued by the Certificate Insurer relating to the Class A Certificates, including any endorsements thereto, attached hereto as Exhibit B.

     Policy Payments Account: The account established pursuant to Section
     -----------------------
11.04 hereof.

     Pool F: The aggregate of the Mortgage Loans identified on the Mortgage
     ------
Loan Schedule as being included in Pool F.

     Pool V: The aggregate of the Mortgage Loans identified on the Mortgage
     ------
Loan Schedule as being included in Pool V.

     Pool Balance: With respect to each Mortgage Pool, the aggregate of the
     ------------
Scheduled Principal Balances of all Mortgage Loans in such Mortgage Pool at the date of determination.

     Prepayment Interest Shortfall: With respect to any Distribution Date, for
     -----------------------------
each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full or in part that was applied by the Master Servicer to reduce the outstanding principal balance of such loan on a date preceding the related Due Date, an amount equal to interest at the applicable Net Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Due Period. The obligations of the Master Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 9.24.

     Prepayment Period: With respect to any Distribution Date, the period
     -----------------
commencing on the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the day following the Cut-off Date) and ending on the day preceding the Determination Date of the month in which such Distribution Date occurs.

     Prepayment Premiums: Any prepayment fees and penalties to be paid by the
     -------------------
Mortgagor on a Mortgage Loan.

     Primary Mortgage Insurance Policy: Mortgage guaranty insurance, if any,
     ---------------------------------
on an individual Mortgage Loan, as evidenced by a policy or certificate.

     Principal Distribution Amount: For each Mortgage Pool and any
     -----------------------------
Distribution Date will equal the sum of (i) the related Basic Principal Distribution Amount and (ii) the related Extra Principal Distribution Amount for such Distribution Date.

     Principal Prepayment: Any Mortgagor payment of principal (other than a
     --------------------
Balloon Payment) or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note.

     Principal Remittance Amount: With respect to each Mortgage Pool and any
     ---------------------------
Distribution Date, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Mortgage Pool during the related Due Period, (ii) all Principal Prepayments in full or in part received during the related Prepayment Period,
(iii) that portion of the Purchase Price representing the principal portion of any repurchased Mortgage Loan in such Mortgage Pool deposited to the Collection Account, (iv) the portion of any Substitution Amount paid during the related Prepayment Period allocable to principal, (v) all Net Liquidation Proceeds, Insurance Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, as reduced, in each case to the extent applicable, by unreimbursed Advances and other amounts due to the Master Servicer, or the Trustee, to the extent allocable to principal, and (vi) on the Distribution Date when the Trust Fund is terminated in accordance with Section 7.01 hereof, that portion of the Termination Price in respect of principal for such Mortgage Pool.

     Proceeding: Any suit in equity, action at law or other judicial or
     ----------
administrative proceeding.

     Prospectus: The prospectus supplement dated June 21, 1999, together with
     ----------
the accompanying prospectus dated January 15, 1999, relating to the Class A-F and Class A-V Certificates.

     Purchase Price: With respect to the purchase of a Mortgage Loan or
     --------------
related REO Property pursuant to this Agreement, an amount equal to the sum of
(a) 100% of the unpaid principal balance of such Mortgage Loan, (b) accrued interest thereon at the applicable Mortgage Rate, from the date as to which interest was last paid to the Due Date in the Due Period immediately preceding the related Distribution Date and (c) the amount of any unreimbursed Advances or Servicing Advances. The Master Servicer or the applicable Servicer (or the Trustee, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Advances made or other amounts advanced with respect to such Mortgage Loan that are reimbursable to the Master Servicer or the applicable Servicer under this Agreement (or to the Trustee hereunder), together with any accrued and unpaid compensation due to the Master Servicer and Servicer hereunder.

     Qualified Insurer: An insurance company duly qualified as such under the
     -----------------
laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

     Qualifying Substitute Mortgage Loan: In the case of a Mortgage Loan
     -----------------------------------
substituted for a Deleted Mortgage Loan, a Mortgage Loan that, on the date of substitution, (i) has a Scheduled Principal Balance (together with that of any other mortgage loan substituted for the same Deleted Mortgage Loan) as of the Due Date in the month in which such substitution occurs not in excess of the Scheduled Principal Balance of the related Deleted Mortgage Loan, provided, however, that, to the extent that the Scheduled Principal Balance of such Mortgage Loan is less than the Scheduled Principal Balance of the related Deleted Mortgage Loan, then such differential in principal amount, together with interest thereon at the applicable Mortgage Rate from the date as to which interest was last paid through the end of the Collection Period in which such substitution occurs (such amount, a "Substitution Amount"), shall be paid by the party effecting such substitution to the Trustee for deposit into the Certificate Account, and shall be treated as a Principal Prepayment hereunder;
(ii) has a Net Mortgage Rate not lower than the Net Mortgage Rate of the related Deleted Mortgage Loan; (iii) if the total principal balance of Qualifying Substitute Mortgage Loans in the Trust is less than 5% of the initial principal balance of the Mortgage Loans, has a remaining stated term to maturity not longer than, and not more than one year shorter than, the remaining term to stated maturity of the related Deleted Mortgage Loan; (iv)
(A) has a Loan-to-Value Ratio as of the date of such substitution of not greater than 80%, provided, however, that if the related Deleted Mortgage Loan has a Loan-to-Value Ratio of greater than 80%, then the Loan-to-Value Ratio of such substitute Mortgage Loan may be greater than 80% but shall not be greater than the Loan-to-Value Ratio of the related Deleted Mortgage Loan and (B) the addition of such substitute Mortgage Loan does not increase the weighted average Loan-to-Value Ratio of the related Mortgage Pool, (v) will comply with all of the representations and warranties relating to Mortgage Loans set forth herein, as of the date as of which such substitution occurs; (vi) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan; (vii) if applicable, has the same index as and a margin not less than that of the related Deleted Mortgage Loan and (viii) has not been delinquent for a period of more than 30 days more than twice in the twelve months immediately preceding such date of substitution. In the event that either one mortgage loan is substituted for more than one Deleted Mortgage Loan or more than one mortgage loan is substituted for one or more Deleted Mortgage Loans, then (a) the Scheduled Principal Balance referred to in clause (i) above shall be determined on a loan-by-loan basis, (b) the rate referred to in clause (ii) above shall be determined on a loan-by-loan basis and (c) the remaining term to stated maturity referred to in clause (iii) above, and the Loan-to-Value Ratio referred to in clause (iv) above shall be determined on a weighted average basis, provided that the final scheduled maturity date of any Qualifying Substitute Mortgage Loan shall not exceed the latest Final Scheduled Distribution Date of any Class of Certificates. Whenever a Qualifying Substitute Mortgage Loan is substituted for a Deleted Mortgage Loan pursuant to this Agreement, the party effecting such substitution shall certify such qualification in writing to the Trustee.

     Rating Agency: Each of S&P and Moody's, or their successors. If such
     -------------
agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor and the Certificate Insurer, notice of which designation shall be given to the Trustee and Master Servicer.

     Realized Loss: With respect to each Mortgage Loan as to which a Final
     -------------
Recovery Determination has been made, an amount (not less than zero) equal to
(i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus
(ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Scheduled Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Sections 9.11(x) and 9.15(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Master Servicer with respect to such Mortgage Loan pursuant to clause (iii) of Section 9.11.

     With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of the Trust Fund, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Scheduled Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Sections 9.11(x) and 9.15(b), minus (v) the aggregate of all Advances made by the Master Servicer in respect of such REO Property or the related Mortgage Loan for which the Master Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 9.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Certificate Account pursuant to Section 9.23.

     With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

     With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Scheduled Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Scheduled Payment.

     With respect to any Mortgage Loan as to which any principal payment or portion thereof is forgiven pursuant to Section 9.02, the amount of any such forgiven principal payment.

     With respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer with respect to such Mortgage Loan (other than Advances of principal) including expenses of liquidation. In determining whether a Realized Loss is a Realized Loss of principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

     Record Date: With respect to the Class A-V Certificates and any
     -----------
Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date. With respect to the Class A-F, Class FX, Class VX and Class R Certificates and any Distribution Date, the last Business Day of the month immediately preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, the Closing
Date).

     Reference Banks: As defined in Section 4.05.
     ---------------

     Reinstated Mortgage Loan: A Specially Serviced Mortgage Loan for which
     ------------------------
the Mortgagor brings the Specially Serviced Mortgage Loan back to a contractually current status either through a lump-sum payment or otherwise consistent with the terms of this Agreement and has made three consecutive timely payments subsequent to bringing such Specially Serviced Mortgage Loan's status current.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as
     ----------
amended.

     Relief Act Interest Shortfall: With respect to any Distribution Date and
     -----------------------------
any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

     REMIC: Each pool of assets in the Trust Fund designated as a REMIC as set
     -----
forth in the Preliminary Statement and pursuant to Section 10.01(a) hereof.

     REMIC 1 Regular Interest: Any of the Class T1-F1, Class T1-F2, Class
     ------------------------
T1-F3, Class T1-V1, Class T1-V2 and Class T1-V3 Interests.

     REMIC 2 Regular Interest: Any of the Class T2-F1, Class T2-F2, Class
     ------------------------
T2-F3, Class T2-F4, Class T2-V1, Class T2-V2, Class T2-V3 and Class T2-V4 Interests.

     REMIC 3 Regular Interest: Any of the Class T3-F1, Class T3-F2, Class
     ------------------------
T3-F3, Class T3-F4, Class T3-F5, Class T3-V1, Class T3-V2, Class T3-V3, Class T3-V4 and Class T3-V5 Interests.

     REMIC Provisions: The provisions of the federal income tax law relating
     ----------------
to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Rents from Real Property: With respect to any REO Property, gross income
     ------------------------
of the character described in Section 856(d) of the Code as being included in the term "rents from real property."

     REO Account: The account or accounts maintained by the Master Servicer in
     -----------
respect of an REO Property pursuant to Section 9.23.

     REO Disposition: The sale or other disposition of an REO Property on
     ---------------
behalf of the Trust Fund.

     REO Imputed Interest: As to any REO Property, for any calendar month
     --------------------
during which such REO Property was at any time part of the Trust Fund, one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan if appropriate) as of the close of business on the Distribution Date in such calendar month.

     REO Principal Amortization: With respect to any REO Property, for any
     --------------------------
calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 7.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 9.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Master Servicer pursuant to Section 9.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

     REO Property: A Mortgaged Property acquired by the Trust Fund through
     ------------
foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

     Request for Release: A release signed by a Servicing Officer, in the form
     -------------------
of Exhibit C attached hereto.

     Required Reserve Fund Deposit: With respect to any Distribution Date on
     -----------------------------
which the Net Excess Spread is less than 0.25%, the amount, if any by which
(a) the product of 1.00% and the Aggregate Loan Balance for such date exceeds
(b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the amount, if any, by which (i) $5,000 exceeds (ii) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date.

     Reserve Interest Rate: As defined in section 4.05.
     ---------------------

     Residual Certificate: The Class R Certificate.
     --------------------

     Resolution: Where a Specially Serviced Mortgage Loan becomes a Resolved
     ----------
Mortgage Loan.

     Resolved Mortgage Loan: Each of a Reinstated Mortgage Loan, a Modified
     ----------------------
Mortgage Loan, a Paid-Off Mortgage Loan or a Foreclosed Mortgage Loan.

     Responsible Officer: When used with respect to the Trustee, any Vice
     -------------------
President, Assistant Vice President, the Secretary, any assistant secretary, the Treasurer, or any assistant treasurer, any trust officer or assistant trust officer working in its corporate trust department and having direct responsibility for the administration of this Agreement.

     Restricted Certificate: Any Class X or Class R Certificate.
     ----------------------

     S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill
     ---
Companies, Inc., or any successor in interest.

     Scheduled Payment: Each scheduled payment of principal and interest (or
     -----------------
of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut-off Date whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

     Scheduled Principal Balance: With respect to (i) any Mortgage Loan as of
     ---------------------------
any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut-off Date, after giving effect to principal payments due on or before the Cut-off Date, whether or not received, less an amount equal to principal payments due after the Cut-off Date and on or before the Due Date in the related Due Period, whether or not received from the Mortgagor or advanced by any Servicer or the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.

     Seller: LMAC, Inc., or its successor in interest, in its capacity as
     ------
seller under the Mortgage Loan Sale Agreement.

     Servicer: Either the Master Servicer or the Special Servicer, as
     --------
applicable; provided that unless the context otherwise requires, "Servicer" as applied to Ocwen Federal Bank FSB shall refer to that Person both as Special Servicer and as Sub-Servicer, or any successor in interest.

     Servicing Account: The account or accounts created and maintained
     -----------------
pursuant to Section 9.09.

     Servicing Advances: The reasonable "out-of-pocket" costs and expenses
     ------------------
incurred by the Master Servicer in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, and (iv) the performance of its obligations under Sections 9.01, 9.09, 9.14, 9.15 and 9.23 (in the case of Section 9.23, including but not limited to the cost of obtaining any Opinion of Counsel of the kind described in Section 9.23(a)). The Master Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     Servicing Fee: With respect to each Mortgage Loan and for any calendar
     -------------
month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

     Servicing Fee Rate: 0.50% per annum.
     ------------------

     Servicing Officer: Any officer of the Master Servicer involved in or
     -----------------
responsible for the administration and servicing or master servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Master Servicer to the Trustee, the Certificate Insurer and the Depositor on the Closing Date, as such list may from time to time be amended.

     Severely Delinquent Mortgage Loan: Any Specially Serviced Mortgage Loan
     ---------------------------------
that does not become a Resolved Mortgage Loan prior to the 150th day of delinquency (without giving effect to any grace period permitted by the related Mortgage Note) in the payment of a Monthly Payment.

     Special Servicer: Ocwen Federal Bank FSB, in its capacity as special
     ----------------
servicer hereunder, or any successor in interest.

     Special Servicer Fee: With respect to any Distribution Date, an amount
     --------------------
equal to the sum of (i) $166 per Specially Serviced Mortgage Loan payable immediately upon such Mortgage Loan becoming a Specially Serviced Mortgage Loan and (ii) upon such Specially Serviced Mortgage Loan becoming 150 days or more delinquent as of any Distribution Date, $166 per month beginning on such Distribution Date and continuing for the next twelve Distribution Dates regardless of whether such Specially Serviced Mortgage Loan has been cured.

     Specially Serviced Mortgage Loan: Any Mortgage Loan which is 90 or more
     --------------------------------
days delinquent, the servicing of which has been transferred to the Special Servicer.

     Startup Day: The day designated as such pursuant to Section 10.01(b)
     -----------
hereof.

     Sub-Servicer: Any Person with which the Master Servicer has entered into
     ------------
a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 9.03.

     Sub-Servicing Account: An account established by a Sub-Servicer which
     ---------------------
meets the requirements set forth in Section 9.08 and is otherwise acceptable to the Master Servicer.

     Sub-Servicing Agreement: The written contract between the Master Servicer
     -----------------------
and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 9.03.

     Substitution Amount: As defined in the definition of Qualifying
     -------------------
Substitute Mortgage Loan.

     Target Severity: With respect to any Specially Serviced Mortgage Loan,
     ---------------
from the Closing Date to but not including the 25th calendar month after the Closing Date, 20%; on and after the 25th calendar month after the Closing Date, 25%.

     Targeted Overcollateralization Amount: With respect to any Distribution
     -------------------------------------
Date prior to the OC Stepdown Date:

     (A) with respect to the Group F Loans the greater of (i) the Original Group F Targeted OC Amount and (ii) 110% of the related Delinquency Amount, and

     (B) with respect to the Group V Loans the greater of (i) the Original Group V Targeted OC Amount and (ii) 105% of the related Delinquency Amount.

     With respect to any Distribution Date on or after the OC Stepdown Date:

     (C) with respect to the Group F Loans the greater of

            (i) two times the product of the Original Target Percentage for Loan Group F and the related Pool Balance as of the last day of the related Due Period;

            (ii) 110% of the related Delinquency Amount;

            (iii) the product of (x) 0.75% and (y) the related Pool Balance as of the Cut-off Date; and

            (iv) the aggregate Scheduled Principal Balance of the three largest Mortgage Loans among the Group F Loans as of the end of the related Due Period;

provided, however, that with respect to any Distribution Date occurring on or after the OC Stepdown Date, if the related Delinquency Percentage for Pool F exceeds 9.00%, the Targeted Overcollateralization Amount for Pool F shall not be less than the Targeted Overcollateralization Amount as of the immediately preceding Distribution Date; and provided further that the Certificate Insurer may reduce the Targeted Overcollateralization Amount for Pool F as long as such reduction will not result in a downgrade, qualification or withdrawal of the then current ratings of the related Class A Certificates, without regard to the related Policy, as evidenced in writing by each Rating Agency, and

     (D) with respect to the Group V Loans the greatest of:

            (i) two times the product of the Original Target Percentage for Pool V and the related Pool Balance as of the last day of the related Due Period;

            (ii) 105% of the related Delinquency Amount;

            (iii) the product of (x) 0.75% and (y) the related Pool Balance as of the Cut-off Date; and

            (iv) the aggregate Scheduled Principal Balance of the three largest Mortgage Loans among the Group V Loans as of the end of the related Due Period;

provided, however, that with respect to any Distribution Date occurring on or after the OC Stepdown Date, if the related Delinquency Percentage for Pool V exceeds 12.00%, the Targeted Overcollateralization Amount for Pool V shall not be less than the Targeted Overcollateralization Amount as of the immediately preceding Distribution Date; and provided further that the Certificate Insurer may reduce the Targeted Overcollateralization Amount for Pool V as long as such reduction will not result in a downgrade, qualification or withdrawal of the then current ratings of the related Class A Certificates without regard to the related Policy, as evidenced in writing by each Rating Agency.

     Tax Matters Person: The "tax matters person" as specified in the REMIC
     ------------------
Provisions.

     Termination Price: As defined in Section 7.01.
     -----------------

     Title Insurance Policy: A title insurance policy maintained with respect
     ----------------------
to a Mortgage Loan.

     Trigger Event: As defined in the Insurance Agreement.
     -------------

     Trust Fund: The corpus of the trust created pursuant to this Agreement,
     ----------
consisting of the Mortgage Loans, the assignment of the Depositor's rights under the Mortgage Loan Sale Agreement and the Mortgage Loan Purchase Agreement, such amounts as shall from time to time be held in the Collection Account, the Certificate Account, the Expense Account, any Escrow Account, the Basis Risk Reserve Fund, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a). Notwithstanding the foregoing, however, the Trust Fund specifically excludes the Policies and all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date.

     Trustee: The Chase Manhattan Bank, a New York banking corporation, or its
     -------
successor in interest, or any successor trustee appointed as herein provided.

     Trustee Fee: The amount payable to the Trustee on each Distribution Date
     -----------
pursuant to Section 6.12 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal the product of (i) the Trustee's Fee Rate, multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the preceding Distribution Date (or, in the case of the initial Distribution Date, as of the Cut-off Date).

     Trustee Fee Rate: 0.01125% per annum.
     ----------------

     Uninsured Cause: Any cause of damage to a Mortgaged Property such that
     ---------------
the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 9.13.

     Unpaid Basis Risk Shortfall: With respect to any Distribution Date and
     ---------------------------
any Certificate, the aggregate of all Basis Risk Shortfalls with respect to such Certificate remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable Pass-Through Rate (calculated without giving effect to the applicable Available Funds Cap Rate).

     Unpaid Interest Shortfall Amount: With respect to each Class of Class A
     --------------------------------
Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such Class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

     Upper Tier REMIC: REMIC 3.
     ----------------

     Value: With respect to any Mortgaged Property, the lesser of (i) the
     -----
lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC, and
(b) the value thereof as determined by a review appraisal conducted by the Seller in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (A) in the case of a refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of
(1) the value determined by an appraisal made for the originator of such refinanced Mortgage Loan at the time of origination of such refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and (2) the value thereof as determined by a review appraisal conducted by the Seller in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (ii)(A)(l) above and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase", such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

     Voting Interests: The portion of the voting rights of all the
     ----------------
Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement, 100% of all Voting Interests shall be allocated to the Class A Certificates. Voting Interests shall be allocated among the Class A Certificates (and among the Certificates within such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts).

     Section 1.02. Calculations Respecting Mortgage Loans. Calculations
                   --------------------------------------
required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by the Master Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer.

                                  ARTICLE II

                             DECLARATION OF TRUST;
                           ISSUANCE OF CERTIFICATES

     Section 2.01. Creation and Declaration of Trust Fund; Conveyance of
                   -----------------------------------------------------
Mortgage Loans. (a) Concurrently with the execution and delivery of this
--------------
Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse for the benefit of the Certificateholders and the Certificate Insurer, subject to Sections 2.02, 2.04, 2.05 and 2.06, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans. Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, together with all of the Depositor's right, title and interest in and to the Collection Account and all amounts from time to time credited to and the proceeds of the Collection Account, the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, any Servicing Account established pursuant to Section 9.09 and all amounts from time to time credited to and the proceeds of any such Servicing Account, any Basis Risk Reserve Fund established pursuant to Section 5.07 and all amounts from time to time credited to and the proceeds of any such Basis Risk Reserve Fund, any REO Property and the proceeds thereof, the Depositor's rights under any Insurance Policies related to the Mortgage Loans, the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any additional collateral, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and the Certificate Insurer and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

     Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale Agreement and the Mortgage Loan Purchase Agreement as well as the rights and interests of the Purchaser under the Mortgage Loan Purchase Agreement (as described therein) and the Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Sale Agreement and the Mortgage Loan Purchase Agreement as if, for such purpose, it were the Depositor.

     (b) In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or any custodian acting on the Trustee's behalf, if applicable, the following documents or instruments with respect to each Mortgage Loan (each a "Mortgage File") so transferred and assigned:

            (i) with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements as applicable);

            (ii) the original of any guarantee executed in connection with the Mortgage Note, assigned to the Trustee;

            (iii) with respect to any Mortgage Loan, the original recorded Mortgage with evidence of recording indicated thereon. If, in connection with any Mortgage Loan, the Depositor cannot deliver the Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost, the Depositor shall deliver or cause to be delivered to the Trustee (or its custodian), in the case of a delay due to recording, a true copy of such Mortgage, pending delivery of the original thereof, together with a Certification of the Master Servicer certifying that the copy of such Mortgage delivered to the Trustee (or its custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction), a lost note affidavit (including indemnification of the Certificate Insurer) in form and substance acceptable to the Certificate Insurer and a written Opinion of Counsel acceptable to the Trustee, the Certificate Insurer and the Depositor that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

            (iv) the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its custodian) is a true copy and that the original of such agreement has been forwarded to the public recording office;

            (v) the original Assignment of Mortgage for each Mortgage Loan executed in the following form: "The Chase Manhattan Bank, as Trustee";

            (vi) If applicable, such original intervening assignments of the Mortgage, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), as may be necessary to show a complete chain of assignment from the originator, or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Trustee and the Certificate Insurer that such original Intervening Assignment is not required to enforce the Trustee's interest in the Mortgage Loans;

            (vii) reserved;

            (viii) with respect to any Mortgage Loan, the original mortgagee title insurance policy or attorney's opinion of title and abstract of title;

            (ix) the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage or as to any security agreement, chattel mortgage or their equivalent that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer's Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Trustee (or its custodian) is a true copy and that the original of such document has been forwarded to the public recording office;

            (x) reserved; and

            (xi) reserved.

     The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes and the Mortgages.

     (c) Assignments of Mortgage shall be recorded; provided, however, that such Assignments need not be recorded if, in the Opinion of Counsel (which must be Independent counsel) acceptable to the Trustee, the Certificate Insurer and the Rating Agencies, recording in such states is not required to protect the Trustee's interest in the related Mortgage Loans notwithstanding the delivery of any legal opinions, each assignment of mortgage shall be recorded upon the earliest to occur of (i) direction by the Certificate Insurer; (ii) the occurrence of an Event of Default under the Transaction Documents (as defined in the Insurance Agreement); or (iii) any bankruptcy, insolvency or foreclosure with respect to the related Mortgagor. All recording of assignments of mortgages shall be at the expense of the Master Servicer. Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than 3 months thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Seller and with the cooperation of the Trustee, shall cause to be properly recorded by the Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage referred to in subsection (a)(v) above with respect to each Mortgage Loan.

     (d) In instances where a Title Insurance Policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee under clause (b)(viii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

     (e) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the applicable Collection Account pursuant to Section 4.01 have been so deposited. All original documents that are not delivered to the Trustee shall be held by the Master Servicer or the applicable Servicer in trust for the benefit of the Trustee and the Certificateholders and the Certificate Insurer.

     (f) In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver the Policies to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

     Section 2.02. Acceptance of Trust Fund by Trustee: Review of
                   ----------------------------------------------
Documentation for Trust Fund. (a)The Trustee, by execution and delivery
----------------------------
hereof, acknowledges receipt by it or by the Custodian on its behalf of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule. The Trustee or the Custodian on behalf of the Trustee has reviewed each Mortgage File to ascertain that all required documents set forth in
Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and will execute and deliver on the Closing Date to the Depositor, the Certificate Insurer, the Master Servicer and the Special Servicer an initial certification in the form annexed hereto as Exhibit B-1 (or in the form annexed to the Custodial Agreement as Exhibit B-1, as applicable) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(b) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Trustee, or the Custodian on behalf of the Trustee, shall make sure that the documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Trustee nor the Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

     (b) If in the course of the review described in paragraph (a) above the Trustee or the Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a "Material Defect"), the Trustee, or the Custodian on behalf of the Trustee, shall promptly identify the Mortgage Loan to which such Material Defect relates in the certificate delivered to the Seller and to the Trustee. The Trustee or the Custodian shall report to the Certificate Insurer missing items in the Mortgage File by categorizing each exception as either "critical" or "noncritical." Critical exceptions are (1) no original Mortgage Note or a certified copy of the Mortgage Note, together with the lost note affidavit in lieu of the original Mortgage Note; (2) no original Mortgage with recording information thereon or a certified copy of the Mortgage with recording information thereon in lieu of the original mortgage; and (3) no assignment of the Mortgage Loan in recordable form upon the initial Trustee and/or Custodian certification and no recorded assignment of the Mortgage Loan upon the final Trustee and/or Custodian certification. "Noncritical exceptions" include but are not limited to, items such as intervening assignments of the Mortgage Loan, any modification or amendments of the Mortgage Loan and a copy of the title insurance policy. Within 90 days of its receipt of such notice, the Seller, shall be required to cure such Material Defect (and, in such event, the Seller shall provide the Trustee and the Certificate Insurer with an Officer's Certificate confirming that such cure has been effected). If the Seller does not so cure such Material Defect, the Seller shall, if a loss has been incurred with respect to such Mortgage Loan that would, if such Mortgage Loan were not purchased from the Trust Fund, constitute a Realized Loss, and such loss is attributable to the failure of the Seller to cure such Material Defect, repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price. Notwithstanding the preceding sentence, if the Seller shall be unable to cure such Material Defect within such 90 day period, such period shall be extended, upon the written consent of the Certificate Insurer (which consent shall not be unreasonably withheld), for as long as it shall require the Seller in the exercise of due diligence to cure such Material Defect provided that such period is consented to by the Certificate Insurer. A loss shall be deemed to be attributable to the failure of the Seller to cure a Material Defect if, as determined by the Seller, upon mutual agreement with the Trustee acting in good faith, absent such Material Defect, such loss would not have been incurred. Within the two year period following the Closing Date, the Seller may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 2.05. The failure of the Trustee or the Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Seller of its obligation to repurchase any Mortgage Loan pursuant to this
Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

     (c) Within 180 days following the Closing Date, the Trustee, or the Custodian, shall deliver to the Depositor, the Certificate Insurer, the Master Servicer and the Special Servicer a final certification substantially in the form annexed hereto as Exhibit B-3 (or in the form annexed to the Custodial Agreement as Exhibit B-2, as applicable) evidencing the completeness of the Mortgage Files in its possession or control.

     (d) Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

     Each of the parties hereto acknowledges that the Custodian, on behalf of the Trustee shall perform the applicable review of the Mortgage Loans and deliver the applicable certifications as provided in this Agreement.

     Section 2.03. Representations and Warranties of the Depositor. (a) The
                   -----------------------------------------------
Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders and the Certificate Insurer, and to the Master Servicer, as of the Closing Date or such other date as is specified, that:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

            (ii) the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

            (iii) the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

            (iv) this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Special Servicer, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to
     (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (v) there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement; and

            (vi) immediately prior to the sale and assignment by the Depositor to the Trustee on behalf of the Trust of each Mortgage Loan, the Depositor had equitable title to each Mortgage Loan (insofar as such title was conveyed to it by the Seller) subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature.

     (b) The representations and warranties of the Seller with respect to the Mortgage Loans in the Mortgage Loan Sale Agreement, which have been assigned to the Trustee hereunder, were made as of the date of such Mortgage Loan Sale Agreement. To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of a representation or warranty made under the Mortgage Loan Sale Agreement, the Trustee, the Certificate Insurer or a Certificateholder shall have the right to require that the Seller or the Originator under the Mortgage Loan Purchase Agreement cure such breach or effect such other remedy as is specified in subsection 3.1 of the Mortgage Loan Sale Agreement.

     Section 2.04. Discovery of Breach. It is understood and agreed that the
                   -------------------
representations and warranties (i) set forth in Section 2.03 and (ii) of the Seller set forth in the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement. Upon discovery by any of the Depositor, the Master Servicer, the Sub-Servicer, the Certificate Insurer, or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 90 days of the discovery of a breach of any representation or warranty given by the Seller and assigned to the Trustee, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan. In the event of discovery of a breach of any representation and warranty of the Seller assigned to the Trustee, the Trustee shall enforce its rights under the Mortgage Loan Sale Agreement and the Mortgage Loan Purchase Agreement for the benefit of Certificateholders and the Certificate Insurer. The period within which the Seller may cure a breach of any representations and warranties given by the Seller may not be extended beyond 90 days without the consent of the Certificate Insurer.

     Section 2.05. Repurchase, Purchase or Substitution of Mortgage Loans. (a)
                   ------------------------------------------------------
With respect to any Mortgage Loan repurchased by the Seller pursuant to this Agreement or pursuant to the Mortgage Loan Sale Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Collection Account. The Trustee, upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), shall release or cause to be released and reassign to the Seller, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Servicer and with written direction executed by the Trustee (or its custodian), and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

     (b) With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or its custodian) pursuant to the terms of this
Article II in exchange for a Deleted Mortgage Loan: (i) the Master Servicer shall cause the Seller to deliver to the Trustee (or its custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Seller will be deemed to have made, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Servicer, at the expense of the Seller and with the cooperation of the Trustee, shall cause the Assignment of Mortgage to be recorded by the Servicer if required pursuant to the first sentence of Section 2.01(c)(i).

     (c) Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related "regular interests" as "regular interests" in any such REMIC, or (B) cause any such REMIC to engage in a "prohibited transaction" or prohibited contribution pursuant to the REMIC Provisions.

     (d) The Master Servicer shall enforce the Seller's obligations under the Mortgage Loan Sale Agreement to cure any defects or breach if the Seller does not cure such defect or breach in all material respects during the periods required pursuant to the Mortgage Loan Sale Agreement.

     Section 2.06. Grant Clause. It is intended that the conveyance of the
                   ------------
Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates and the Certificate Insurer a first priority security interest in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the Trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate and the Certificate Insurer, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.


                                  ARTICLE III
                               THE CERTIFICATES

     Section 3.01. The Certificates. (a) The Certificates shall be issuable in
                   ----------------
registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amounts, as applicable, or in the Percentage Interests, specified herein. Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amounts specified in the Preliminary Statement hereto and in integral multiples of $1,000 in excess thereof. The Class X Certificates and the Class R Certificate shall each be issued as single Certificates and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of such Class. The Certificates may be issued in the form of typewritten certificates.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in
Section 2.01. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

     Section 3.02. Registration. The Trustee is hereby appointed, and hereby
                   ------------
accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the "Certificate Register"). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Certificates collectively. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

     Section 3.03. Transfer and Exchange of Certificates. (a) A Certificate
                   -------------------------------------
(other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred. No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

     (b) A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered. No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (c) By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

     The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

     The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor, an affiliate (as defined in Rule 144(a)(1) under the 1933 Act) of the Depositor or (y) being made to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Act") by a transferor who has provided the Trustee with a certificate in the form of Exhibit F hereto.

     (d) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

     (e) As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Certificateholder for any registration, transfer or exchange of Certificate.

     (f) Notwithstanding anything to the contrary contained herein, (i) no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a "Non-permitted Foreign Holder").

     Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a "Permitted Transferee"), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2. In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel (not at the expense of the Trustee), addressed to the Depositor and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-Permitted Foreign Holder. Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-Permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-Permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate. The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this
Section 3.03(f), unless the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys' fees, incurred in connection therewith). Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

     If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this
Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

     (g) Each Holder of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, by such Holder's acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

     Section 3.04. Cancellation of Certificates. Any Certificate surrendered
                   ----------------------------
for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

     Section 3.05. Replacement of Certificates. If (i) any Certificate is
                   ---------------------------
mutilated and is surrendered to the Trustee or any Authenticating Agent or
(ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or the Authenticating Agent and the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount. Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 3.06. Persons Deemed Owners. Subject to the provisions of Section
                   ---------------------
3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Certificate Insurer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections
5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

     Section 3.07. Temporary Certificates. (a) Pending the preparation of
                   ----------------------
Definitive Certificates, upon the written order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

     (b) If temporary Certificates are issued, the Depositor will cause Definitive Certificates to be prepared without unreasonable delay. After the preparation of Definitive Certificates, the temporary Certificates shall be exchangeable for Definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of Definitive Certificates of the same Class in the authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as Definitive Certificates of the same Class.

     Section 3.08. Appointment of Paying Agent. The Trustee may appoint a
                   ---------------------------
Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders, and for the benefit of the Certificate Insurer. All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee. If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

     Section 3.09. Book-Entry Certificates. (a) Each Class of Book-Entry
                   -----------------------
Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a Definitive Certificate representing such Certificate Owner's interest in the Book-Entry Certificates, except as provided in Section 3.09(c). Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

            (i) the provisions of this Section 3.09 shall be in full force and effect;

            (ii) the Depositor, the Master Servicer, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency's normal procedures;

            (iii) to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

            (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

     (b) Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

     (c) If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates identified as such to the Trustee by an Officer's Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Trustee shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

                                  ARTICLE IV
                       ADMINISTRATION OF THE TRUST FUND

     Section 4.01. Collection Account. (a) On the Closing Date, the Master
                   ------------------
Servicer shall open and shall thereafter maintain a segregated account held in trust (the "Collection Account"), entitled "Ocwen Financial Services, Inc., as Master Servicer, in trust for the benefit of the Holders of Ocwen Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 and MBIA Insurance Corporation." The Collection Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Collection Account shall not be commingled with any other monies.

     (b) The Collection Account shall be an Eligible Account. If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Collection Account into such new Collection Account.

     (c) The Master Servicer will give to the Trustee and the Certificate Insurer prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account. The Master Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Trustee (subject to such Master Servicer's right to direct payments and investments and its rights of withdrawal) under this Agreement. On each Deposit Date, the entire amount on deposit in the Collection Account (subject to permitted withdrawals set forth in Section 9.11), other than amounts not included in the Available Funds for such Distribution Date shall be remitted to the Trustee for deposit into the Certificate Account by wire transfer in immediately available funds. The Master Servicer, at its option, may choose to make daily remittances from the Collection Account to the Trustee for deposit into the Certificate Account.

     (d) The Master Servicer shall deposit or cause to be deposited into the Collection Account, no later than the Business Day following the Closing Date, any amounts representing Scheduled Payments on the Mortgage Loans due after the Cut-off Date and received by the Master Servicer on or before the Closing Date. Thereafter, the Master Servicer shall deposit or cause to be deposited in the Collection Account on the applicable Master Servicer Remittance Date the amounts received or payments made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off
Date) in accordance with Section 9.10.

     (e) Reserved.

     Section 4.02. Application of Funds in the Collection Account. The Master
                   ----------------------------------------------
Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account in accordance with Section 9.11.

     Section 4.03. Reports to Certificateholders. (a) On each Distribution
                   -----------------------------
Date, the Trustee shall deliver or cause to be delivered by first class mail to each Certificateholder a written report setting forth the following information, which information the Master Servicer will provide and deliver to the Trustee no later than five Business Days prior to such Distribution Date:

            (i) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal (with respect to each Mortgage Pool);

            (ii) the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates allocable to interest;

            (iii) the amount, if any, of any distribution to the Holders of the Class X Certificates and the Residual Certificate;

            (iv) (A) the aggregate amount of any Advances required to be made by or on behalf of the Master Servicer (or the Trustee) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

            (v) the Aggregate Loan Balance and the Pool Balance of each Mortgage Pool as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

            (vi) the Class Principal Amount of each Class of Certificates, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above;

            (vii) reserved;

            (viii) any Realized Losses realized with respect to the Mortgage Loans and the unpaid balance thereon (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

            (ix) the amount of the Servicing Fees, Special Servicer Fees and Trustee Fee paid during the Collection Period to which such distribution relates;

            (x) the number and aggregate Scheduled Principal Balance of Mortgage Loans in each Mortgage Pool, as reported to the Trustee by the Master Servicer, (a) remaining outstanding (b) delinquent 30 to 59 days on a contractual basis, (c) delinquent 60 to 89 days on a contractual basis, (d) delinquent 90 or more days on a contractual basis, (e) as to which foreclosure proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs, and (f) as to which bankruptcy proceedings have been commenced as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

            (xi) the deemed principal balance of each REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

            (xii) with respect to any Mortgage Loan in any Mortgage Pool that became an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan and the number of such Mortgage Loans as of the close of business on the Distribution Date in such preceding month;

            (xiii) with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

            (xiv) the aggregate outstanding Unpaid Interest Shortfall Amount, Net Prepayment Interest Shortfalls, Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, if any, to the extent applicable, for each Class of Certificates, as applicable after giving effect to the distribution made on such Distribution Date;

            (xv) the Pass-Through Rate applicable to such Distribution Date with respect to each Class of Certificates;

            (xvi) if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed);

            (xvii) any other "loan-level" information for any Mortgage Loans in each Mortgage Pool that are delinquent 90 or more days on a contractual basis and any REO Property held by the Trust that is reported by the Master Servicer to the Trustee;

            (xviii) the Deficiency Amount with respect to each Class of Class A Certificates;

            (xix) the Scheduled Principal Balance of any Mortgage Loans (individually and in the aggregate in each Mortgage Pool) that have been modified, to the extent permitted under Section 9.02, and the type of modification; and

            (xx) the aggregate Scheduled Principal Balance of Mortgage Loans that have been purchased from the Trust Fund pursuant to Section 9.15(c).

     In the case of information furnished pursuant to subclauses (i), (ii) and
(viii) above, the amounts shall be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

     The Master Servicer shall furnish to the Trustee and to the Certificate Insurer, during the term of this Agreement, such periodic, special, or other reports or information not specifically provided for herein, as may be necessary, reasonable, or appropriate with respect to the Trustee or the Certificate Insurer, as the case may be, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Trustee or the Certificate Insurer may reasonably require.

     Within a reasonable period of time after the end of each calendar year, the Trustee upon written request shall furnish to each Person who at any time during the calendar year was a Holder of a Certificate and the Certificate Insurer a statement containing the information set forth in subclauses (i) through (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

     On each Distribution Date, the Trustee shall forward to the Depositor, to each Holder of a Residual Certificate, to the Certificate Insurer and to the Master Servicer, a copy of the reports forwarded to the Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

     Within a reasonable period of time after the end of each calendar year, the Trustee, upon written request, shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

     The Trustee shall, upon written request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.03, the Trustee's duties are limited to the extent that the Trustee receives timely reports as required from the Master Servicer.

     On each Distribution Date the Trustee shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") Cusip Level Factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trustee and Bloomberg. In connection with providing the information specified in this Section 4.03 to Bloomberg, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified and held harmless by the Master Servicer, to the extent and in the manner provided in
Section 6.12.

     Section 4.04. Certificate Account. (a) The Trustee shall establish and
                   -------------------
maintain in its name, as trustee, a special deposit trust account (the "Certificate Account"), to be held in trust for the benefit of the Certificateholders and the Certificate Insurer until disbursed pursuant to the terms of this Agreement. The Certificate Account shall be an Eligible Account. If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within 20 Business Days and transfer all funds on deposit in such existing Certificate Account into such new Certificate Account. The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

     (b) The Trustee shall cause to be deposited into the Certificate Account on the day on which, or, if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Master Servicer to the Trustee, all such amounts. The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

            (i) to withdraw amounts deposited in the Certificate Account in error;

            (ii) to pay the Depositor any investment income earned with respect to funds in the Certificate Account invested in Eligible Investments as set forth in subsection (c) below, and to make payment to the Depositor and others pursuant to any provision of this Agreement;

            (iii) to make payments of the Servicing Fee (to the extent not already withheld or withdrawn from the Collection Account by the Master Servicer) to the Master Servicer;

            (iv) to make distributions to the Certificateholders and certain payments to the Certificate Insurer pursuant to Article V; and

            (v) to clear and terminate the Certificate Account pursuant to
     Section 7.02.

     (c) The Trustee may invest, or cause to be invested, funds held in the Certificate Account, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Trustee). All such investments must be payable on demand or mature no later than the next Distribution Date, and shall not be sold or disposed of prior to their maturity. All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee. All income and gain realized from any such investment shall be compensation for the Trustee and shall be subject to its withdrawal on order from time to time. The amount of any losses incurred in respect of any such investments shall be paid by the Trustee for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized.

     Section 4.05. Determination of LIBOR. (a) If the outstanding Certificates
                   ----------------------
include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

            (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places);

            (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either (A) the rate per annum which the Master Servicer determines to be the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rates that New York City banks selected by the Depositor are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Master Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Depositor are quoting on such LIBOR Determination Date to leading European banks; and

            (iii) If on any LIBOR Determination Date the Master Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the LIBOR Certificates for the relevant Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Master Servicer may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIUS01M" on the Bloomberg Financial Markets Commodities News.

     (c) As used herein, "Reference Banks" shall mean four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Bloomberg Screen LIUS01M Index Page" (as described in the definition of LIBOR) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Depositor and are able and willing to provide such quotations to the Depositor on each LIBOR Determination Date. The Reference Banks initially shall be:
Barclay's plc, Bank of Tokyo, and National Westminster Bank and Trust Company. If any of the initial Reference Banks should be removed from the Bloomberg Screen LIUS01M Index Page or in any other way fail to meet the qualifications of a Reference Bank, the Depositor shall use its best efforts to designate alternate Reference Banks.

     (d) If (i) with respect to any LIBOR Determination Date LIBOR is determined pursuant to clause (a)(iii) of this Section and (ii) on the next succeeding LIBOR Determination Date LIBOR would, without giving effect to this paragraph (d), be determined pursuant to such clause (a)(iii), then the Depositor shall select an alternative interest rate index over which the Depositor has no control that is used for determining Eurodollar lending rates and is calculated and published (or otherwise made available) by an independent third party, and such alternative interest rate index shall constitute LIBOR for all purposes hereof.

                                   ARTICLE V

                   DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

     Section 5.01. Distributions Generally. (a) Subject to Section 7.01
                   -----------------------
respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V. Such distributions shall be made by check mailed to each Certificateholder's address as it appears on the Certificate Register of the Certificate Registrar (which shall initially be the Trustee) or, upon written request made to the Trustee at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or, in the case of a Class X Certificates, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office. Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution. Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office of the Trustee. If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

     (b) All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts.

     Section 5.02. Distributions from the Certificate Account.
                   ------------------------------------------

     (a) On each Distribution Date, the Trustee shall (i) withdraw from the Certificate Account an amount equal to the Available Funds for the related Certificate Group (other than any amount in the Certificate Account that was transferred from the Policy Payments Account to the Certificate Account pursuant to Section 11.04), (ii) allocate such amounts to the interests issued in respect of REMIC 1 and REMIC 2 in accordance with the terms hereof and
(iii) distribute the following amounts (together with amounts withdrawn from the Basis Risk Reserve Fund pursuant to Section 5.07 of this Agreement), in the following order of priority:

     (b) With respect to the Class A-F Certificates, the Group F Available Funds for such date in the following order of priority:

            (i) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Class A-F Certificates;

            (ii) to the holders of the Class A-F Certificates, the related Interest Distributable Amount;

            (iii) from the Group F Principal Distribution Amount for such Distribution Date to the holders of the Class A-F Certificates, an amount equal to the Group F Basic Principal Distribution Amount;

            (iv) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the related Policy in respect of the Offered Certificates and any other amounts owing to the Certificate Insurer under the Insurance Agreement;

            (v) to the holders of the Class A-V Certificates, an amount equal to the excess, if any, of (x) the Interest Distributable Amount for the Class A-V Certificates for such Distribution Date over (y) the amount of interest actually distributed to the holders of the Class A-V Certificates on such Distribution Date pursuant to subclause (c)(ii) below;

            (vi) to the holders of the Class A-V Certificates, an amount equal to the excess, if any, of (x) the Class Principal Amount of the Class A-V Certificates (after giving effect to all distributions thereon on such Distribution Date from the Group V Available Funds up through Section 5.02(b)(v)) over (y) the Pool Balance of Pool V on the last day of the related Due Period;

            (vii) from the Group F Principal Distribution Amount for such Distribution Date to the holders of the Class A-F Certificates, an amount equal to the Extra Principal Distribution Amount related to the Class A-F Certificates;

            (viii) to the holders of the Class A-V Certificates, an amount equal to the excess, if any, of (x) the Group V Principal Distribution Amount for such Distribution Date over (y) the amount actually distributed to holders of the Class A-V Certificates on such Distribution Date pursuant to subclause (c)(vii) from the Group V Available Funds, plus, any remaining Overcollateralization Deficiency for such Distribution Date for the Class A-V Certificates;

            (ix) to the Trustee, any amounts owed thereto pursuant to Section
     6.11 of this Agreement, and to the Master Servicer, any amounts owed thereto pursuant to Section 9.05 of this Agreement;

            (x) to the Special Servicer, (A) any amounts owed thereto pursuant to this Agreement, including the amount of any accrued but unpaid Special Servicer Fees, and (B) to the Incentive Fee Account, any amounts calculated by the Special Servicer in accordance with Section 9.28; and

            (xi) to the holder of the Class FX Certificate, the Class FX Distributable Amount.

     (c) With respect to the Class A-V Certificates, the Group V Available Funds for such date in the following order of priority:

            (i) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for the premium payable in respect of the Class A-V Certificates;

            (ii) to the holders of the Class A-V Certificates, the related Interest Distributable Amount;

            (iii) from the Group V Principal Distribution Amount for such Distribution Date to the holders of the Class A-V Certificates, an amount equal to the Group V Basic Principal Distribution Amount;

            (iv) to the Certificate Insurer, the amount owing to the Certificate Insurer under the Insurance Agreement for reimbursement for prior draws made on the related Policy in respect of the Offered Certificates and any other amounts owing to the Certificate Insurer under the Insurance Agreement;

            (v) to the holders of the Class A-F Certificates, an amount equal to the excess, if any, of (x) the Interest Distributable Amount for the Class A-F Certificates for such Distribution Date over (y) the amount of interest actually distributed to the holders of the Class A-F Certificates on such Distribution Date pursuant to subclause (b)(ii) above;

            (vi) to the holders of the Class A-F Certificates, an amount equal to the excess, if any, of (x) the Class Principal Amount of the Class A-F Certificates (after giving effect to all distributions thereon on such Distribution Date from the Group F Available Funds up through Section 5.02(c)(v)) over (y) the Pool Balance of Pool F on the last day of the related Due Period;

            (vii) from the Group V Principal Distribution Amount for such Distribution Date to the holders of the Class A-V Certificates, an amount equal to the Extra Principal Distribution Amount related to the Class A-V Certificates;

            (viii) to the holders of the Class A-F Certificates, an amount equal to the excess, if any, of (x) the Group F Principal Distribution Amount for such Distribution Date over (y) the amount actually distributed to holders of the Class A-F Certificates on such Distribution Date pursuant to subclause (b)(vii) from the Group F Available Funds, plus, any remaining Overcollateralization Deficiency for the Class A-F Certificates for such Distribution Date;

            (ix) first, to the Basis Risk Reserve Fund, an amount up to the Basis Risk Shortfall, and second, from the Basis Risk Reserve Fund, to the holders of the Class A-V Certificates, an amount equal to the Basis Risk Shortfall, if any;

            (x) to the Trustee, any amounts owed thereto pursuant to Section
     6.11 of this Agreement, and to the Master Servicer, any amounts owed thereto pursuant to Section 9.05 of this Agreement;

            (xi) to the Special Servicer, (A) any amounts owed thereto pursuant to this Agreement, including the amount of any accrued but unpaid Special Servicer Fees, and (B) to the Incentive Fee Account, any amounts calculated by the Special Servicer in accordance with Section 9.28; and

            (xii) to the holder of the Class VX Certificate, the Class VX Distributable Amount.

     (d) On each Distribution Date, any remaining amounts after giving effect to the distributions specified in clauses (b) and (c) above will be paid to the holders of the Class R Certificates.

     (e) In addition to making the distributions required pursuant to Section
5.02 (a) and (b) on each Distribution Date for which there exists a Deficiency Amount with respect to the Class A-F or Class A-V Certificates, the Trustee shall withdraw from the Certificate Account any amount therein that was transferred from the Policy Payments Account to the Certificate Account pursuant to Section 11.04 and distribute to the Holders of the Class A-F or Class A-V Certificates, as applicable, (i) an amount equal to any amount required to be paid to such Class pursuant to the terms of the applicable Policy for such Distribution Date remaining unpaid after giving effect to all distributions made pursuant to Section 5.02(b) and Section 5.02(c) for such Distribution Date.

     (f) Each Holder of a Class A Certificate, by its acceptance of such Certificate, hereby agrees that, in the event any distribution is made to any Holder of a Class A Certificate from amounts paid under the related Policy the Certificate Insurer shall be subrogated in the manner herein provided to the rights of the Holder of such Class A Certificate to receive from amounts on deposit in the Certificate Account the distributions allocable to principal and interest that would have been distributable to such Holder if no such distribution to such Holder had been made from amounts paid under the related Policy; and (ii) in addition to the rights of the Class A Certificateholders that the Certificate Insurer may exercise in accordance with the provisions of
Section 11.01, the Certificate Insurer may exercise any option, vote, right, power or the like with respect to each Class A Certificate.

     (g) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 5.02(h) or Section 7.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is not less than $1,000,000 (or, in the case of the Class X Certificates or the Class R Certificates, a 100% Percentage Interest) or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Officer or such other location specified in the notice to Certificateholders of such final distribution. Payments to the Certificate Insurer on any Distribution Date will be made by wire transfer of immediately available funds to the account designated by the Certificate Insurer.

     Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (h) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor the Trustee nor the Master Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

     (i) Except as otherwise provided in Section 7.01, whenever the Trustee receives written notice from the Master Servicer that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than five (5) Business Days after the related Determination Date, mail to each Holder on such date of such Class of Certificates and to the Certificate Insurer a notice to the effect that:

            (i) The Trustee expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

            (ii) No interest shall accrue on such Certificates from and after the end of the related Accrual Period.

     Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 5.02(i) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee shall, directly or through an agent, contact the remaining non-tendering Certificateholders concerning surrender of their Certificates in the manner reasonably specified to the Trustee by the Master Servicer in writing. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust fund. If within one year after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Certificate Insurer any amount of such funds that were paid by the Certificate Insurer under the related Policy but shall continue to hold any remaining funds for the benefit of the non-tendering Certificateholders and such Certificateholders shall thereafter look solely to the Master Servicer for payment thereof, and all liability of the Certificate Insurer with respect to such trust funds shall hereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 5.02(i).

     Any payment of indemnification to the Master Servicer, the Special Servicer or the Trustee under any provision of this Agreement, including, but not limited to, Sections 6.11, 9.05 and 9.36, shall be subordinate to and shall be paid with respect to any Distribution Date, only after payment to the Certificateholders and the Certificate Insurer payable under Sections 5.02(b)(i)-(viii) and 5.02(c)(i)-(viii). No such indemnification or any other similar amounts shall be paid from the Collection Account.

     Section 5.03. Reserved.
                   --------

     Section 5.04. Advances by Master Servicer and Trustee. (a) Advances shall
                   ---------------------------------------
be made in respect of each Deposit Date as provided herein. If, on any Determination Date, the Master Servicer determines that any Scheduled Payments due during the related Due Period (other than Balloon Payments) have not been received, the Master Servicer shall, or cause the applicable Servicer to, advance such amount, less an amount, if any, to be set forth in an Officer's Certificate to be delivered to the Trustee and the Certificate Insurer on such Determination Date, which if advanced the Master Servicer or the applicable Servicer has determined would not be recoverable from amounts received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds or otherwise. If the Master Servicer determines that an Advance is required, it shall on the Deposit Date immediately following such Determination Date either (i) remit to the Trustee from its own funds (or funds advanced by the applicable Servicer) for deposit in the Certificate Account immediately available funds in an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.04, used by the Master Servicer to make such Advance, and remit such immediately available funds to the Trustee for deposit in the Certificate Account or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any funds being held in the Collection Account for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by remittance to the Trustee for deposit in the Certificate Account on or before any future Deposit Date to the extent that funds in the Certificate Account on such Deposit Date shall be less than payments to Certificateholders required to be made on the related Distribution Date. The Master Servicer and each Servicer shall be entitled to be reimbursed from the Collection Account for all Advances made by it as provided in Section 4.02.

     (b) In the event that the Master Servicer fails for any reason to make an Advance required to be made pursuant to Section 5.04 on or before the Deposit Date, the Trustee, as successor Master Servicer pursuant to Section 6.14, shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Master Servicer or any Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Master Servicer or any Servicer with respect to such Distribution Date; provided, however, that the Trustee shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise. The Trustee shall be entitled to be reimbursed from the Certificate Account and the Collection Account for Advances made by it pursuant to this
Section 5.04 as if it were the Master Servicer.

     Section 5.05. Reserved.
                   --------

     Section 5.06. REMIC 1, REMIC 2 and REMIC 3 Allocations.
                   ----------------------------------------

     The initial principal balances of the Class T1-F1, Class T1-F2, and Class T1-F3 Interests shall equal 98%, 1%, and 1%, respectively, of the Group F Pool Balance as of the Cut-of Date. On each Distribution Date, 98% of all Group F Principal Funds for the related Due Period shall be allocated to the Class T1-F1 Interest. Remaining amounts of Group F Principal Funds for the related Due Period shall be allocated first to the Class T1-F3 Interest up to an amount equal to 2% of any amount that represents a Group F Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T1-F2 and Class T1-F3 Interests. Interest accruing on the Class T1-F3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Group F Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T1-F3 Interest. In no event will interest deferred and added to the principal balance of the Class T1-F3 Interest, and paid as principal on the Class T1-F2 Interest, exceed the product of (i) the principal balance of the Class T1-F3 Interest as of the immediately preceding Distribution Date and (ii)(a) the Group F Net Mortgage Rate divided by (b) 12 (100 times any excess of 1% of the increase in the Group F Adjusted Overcollateralization Amount from the immediately preceding Distribution Date over such amount, the "Class T1-F3 Interest Shortfall Amount"). All Class T1-F3 Interest Shortfall Amounts will be treated as an increase in the Group F Adjusted Overcollateralization Amount from the immediately preceding Distribution Date. The amount of interest accrued and deferred on the Class T1-F3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T1-F2 Interest.

     On each Distribution Date, the Applied Loss Amount with respect to the Group F Regular Interests for such date shall be allocated 98% to the Class T1-F1 Interest. The remaining 2% of such Applied Loss Amount shall be allocated to the Class T1-F3 Interest to the extent that the principal balance of the Class T1-F3 Interest exceeds 1% of the aggregate of the Group F Principal Balance as of such date and then equally between the Class T1-F2 and Class T1-F3 Interests.

     The initial principal balances of the Class T1-V1, Class T1-V2, and Class T1-V3 Interests shall equal 98%, 1%, and 1%, respectively, of the Group V Pool Balance as of the Cut-of Date. On each Distribution Date, 98% of all Group V Principal Funds for the related Due Period shall be allocated to the Class T1-V1 Interest. Remaining amounts of Group V Principal Funds for the related Due Period shall be allocated first to the Class T1-V3 Interest up to an amount equal to 2% of any amount that represents a Group V Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T1-V2 and Class T1-V3 Interests. Interest accruing on the Class T1-V3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Group V Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T1-V3 Interest. In no event will interest deferred and added to the principal balance of the Class T1-V3 Interest, and paid as principal on the Class T1-V2 Interest, exceed the product of (i) the principal balance of the Class T1-V3 Interest as of the immediately preceding Distribution Date and (ii) (a) the Group V Net Mortgage Rate divided by (b) 12 (100 times any excess of 1% of the increase in the Group V Adjusted Overcollateralization Amount from the immediately preceding Distribution Date over such amount, the "Class T1-V3 Interest Shortfall Amount"). All Class T1-V3 Interest Shortfall Amounts will be treated as an increase in the Group V Adjusted Overcollateralization Amount from the immediately preceding Distribution Date. The amount of interest accrued and deferred on the Class T1-V3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T1-V2 Interest.

     On each Distribution Date, the Applied Loss Amount with respect to the Group V Regular Interests for such date shall be allocated 98% to the Class T1-V1 Interest. The remaining 2% of such Applied Loss Amount shall be allocated to the Class T1-V3 Interest to the extent that the principal balance of the Class T1-V3 Interest exceeds 1% of the aggregate of the Scheduled Principal Balance of the Group V Pool Balance as of such date and then equally between the Class T1-V2 and Class T1-V3 Interests.

     The initial principal balances of the Class T2-F1, Class T2-F2, and Class T2-F3 Interests shall equal 98%, 1%, and 1%, respectively, of the Group F Pool Balance as of the Cut-of Date. The Class T2-F4 Interest shall not have a principal balance. On each Distribution Date, 98% of all Group F Principal Funds for the related Due Period shall be allocated to the Class T2-F1 Interest. Remaining amounts of Group F Principal Funds for the related Due Period shall be allocated first to the Class T2-F3 Interest up to an amount equal to 2% of any amount that represents a Group F Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T2-F2 and Class T2-F3 Interests. Interest accruing on the Class T2-F3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Group F Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T2-F3 Interest. The amount of interest accrued and deferred on the Class T2-F3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T2-F2 Interest.

     On each Distribution Date, the Applied Loss Amount with respect to the Group F Regular Interests for such date shall be allocated 98% to the Class T2-F1 Interest. The remaining 2% of such Applied Loss Amount shall be allocated to the Class T2-F3 Interest to the extent that the principal balance of the Class T2-F3 Interest exceeds 1% of the aggregate of the Scheduled Principal Balance of the Group F Mortgage Loans as of such date and then equally between the Class T2-F2 and Class T2-F3 Interests.

     The initial principal balances of the Class T2-V1, Class T2-V2, and Class T2-V3 Interests shall equal 98%, 1%, and 1%, respectively, of the Group V Pool Balance as of the Cut-of Date. The Class T2-V4 Interest shall not have a principal balance. On each Distribution Date, 98% of all Group V Principal Funds for the related Due Period shall be allocated to the Class T2-V1 Interest. Remaining amounts of Group V Principal Funds for the related Due Period shall be allocated first to the Class T2-V3 Interest up to an amount equal to 2% of any amount that represents a Group V Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T2-V2 and Class T2-V3 Interests. Interest accruing on the Class T2-V3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Group V Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T2-V3 Interest. The amount of interest accrued and deferred on the Class T2-V3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T2-V2 Interest.

     On each Distribution Date, the Applied Loss Amount with respect to the Group V Certificates for such date shall be allocated 98% to the Class T2-V1 Interest. The remaining 2% of such Applied Loss Amount shall be allocated to the Class T2-V3 Interest to the extent that the principal balance of the Class T2-V3 Interest exceeds 1% of the aggregate of the Scheduled Principal Balance of the Group V Mortgage Loans as of such date and then equally between the Class T2-V2 and Class T2-V3 Interests.

     On each Distribution Date, the Class T3-F1, Class T3-V1 Interests shall be entitled to receive principal distributions that correspond to the principal distributions on the corresponding class of Certificates (the Class A-F and A-V Certificates).

     On each Distribution Date, interest that accrues with respect to the Class T3-F2, Class T3-F3 and Class T3-F4 Interests shall be distributed as principal on the Class T3-F1 Interests to achieve the related Targeted Overcollateralization Amount for such Distribution Date, and to the extent not needed for this purpose, shall be distributed to the Class T3-V1 Interests to achieve the related Targeted Overcollateralization Amount and to the extent not required for either purpose, shall be distributed with respect to the Class T3-F2, Class T3-F3 and Class T3-F4 Interests in proportion to their entitlements to current and accrued undistributed interest. On each Distribution Date, interest that accrues with respect to the Class T3-V2, Class T3-V3, and Class T3-V4 Interests shall be distributed as principal on the Class T3-V1 Interests to achieve the related Targeted Overcollateralization Amount for such Distribution Date, and to the extent not needed for this purpose, shall be distributed to the Class T3-F1 Interests to achieve the related Targeted Overcollateralization Amount, and to the extent not required for either purpose, shall be distributed with respect to the Class T3-V2, Class T3-V3, and Class T3-V4 Interests in proportion to their entitlements to current and accrued undistributed interest. Interest that accrues on the Class T3-F2, Class T3-F3 and Class T3-F4 shall not itself bear interest.

     On each Distribution Date, the Applied Loss Amount shall be allocated to the T3-V5 Interest to the extent that for such Distribution Date, the sum of:
(a) the Certificate Principal Balance of the Class A-V Certificates and (b) the principal balance of the T3-V5 Interest on the Closing Date, exceeds (c) the principal balance of Loan Group V. On each Distribution Date, the Applied Loss Amount shall be allocated to the T3-F5 Interest to the extent that for such Distribution Date, the sum of: (a) the Certificate Principal Balance of the Class A-F Certificates and (b) the principal balance of the T3-F5 Interest on the Closing Date, exceeds (c) the principal balance of Loan Group F.

     Section 5.07. Basis Risk Reserve Fund. On the Closing Date, the Trustee
                   -----------------------
shall establish and maintain in its name, in trust for the benefit of the holders of the Class A-V Certificates, a Basis Risk Reserve Fund, into which the Depositor shall deposit $1,000. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

     (a) On each Distribution Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer the Required Reserve Fund Deposit from the Certificate Account to the Basis Risk Reserve Fund pursuant to Section 5.02(c). The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Section 5.02(c).

     (b) Funds in the Basis Risk Reserve Fund shall be invested in Eligible Investments. Any earnings on such amounts shall be deposited in the Basis Risk Reserve Fund and distributed to the Class VX Certificate pursuant to Section 5.02(c). The Class VX Certificate shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes and the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein. In the absence of written instructions from the Class VX Certificateholder as to investment of funds on deposit in the Basis Risk Reserve Fund, such funds shall be invested in the Chase Vista Prime Money Market Fund. Any amounts on deposit in the Basis Risk Reserve Fund in excess of the Required Reserve Fund Deposit on any Distribution Date shall be distributed to the Class VX Certificate on the following Distribution Date. In no event shall the Trustee be liable for any investment losses pursuant to this Section 5.07(b).

     (c) Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Class VX Certificateholder pursuant to Section 5.02(c).

                                  ARTICLE VI

                   CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

     Section 6.01. Duties of Trustee. (a) The Trustee, except during the
                   -----------------
continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee provided for in this Agreement shall not be construed as a duty of the Trustee. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs unless the Trustee is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, to the Trustee pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee pursuant to this Agreement.

     (c) The Trustee shall not have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct. Notwithstanding anything in this Agreement to the contrary, the Trustee shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits). No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in
     Section 6.19 hereof;

            (ii) For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Trustee when required to do so) unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

            (iii) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

            (iv) The Trustee shall not be responsible for any act or omission of the Master Servicer.

     (d) The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee,
(ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

     (e) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

     (f) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     (g) The Trustee shall not be held liable by reason of any insufficiency in any account (including without limitation the Collection Account) held by or on behalf of the Trustee resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (h) Except as otherwise provided herein, the Trustee shall have no duty
(A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account or the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

     (i) The Trustee will make certain documents related to the Offered Certificates available on the Trustee's website at www.chase.com/sfa or such other website designated by the Trustee. Documents posted on the website will include the Prospectus, this Agreement and the monthly remittance report distributed to Certificateholders.

     Section 6.02. Certain Matters Affecting the Trustee. Except as otherwise
                   -------------------------------------
provided in Section 6.01:

            (i) The Trustee may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to proceeding. The reasonable expense thereof shall be paid by the Holders requesting such investigation;

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee conferred on them by such appointment, provided that the Trustee shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee;

            (vi) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

            (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

            (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

     Section 6.03. Trustee Not Liable for Certificates. The Trustee makes no
                   -----------------------------------
representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law. The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Collection Account, the Certificate Account, any Escrow Account or any other fund or account maintained with respect to the Certificates. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. Except as otherwise provided herein, the Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

     Section 6.04. Trustee May Own Certificates. The Trustee and any Affiliate
                   ----------------------------
or agent of the Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto with the same rights it would have if it were not Trustee or such agent.

     Section 6.05. Eligibility Requirements for Trustee. The Trustee hereunder
                   ------------------------------------
shall at all times be (i) an institution insured by the FDIC and (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

     Section 6.06. Resignation and Removal of Trustee. (a) The Trustee may at
                   ----------------------------------
any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Certificate Insurer and the Master Servicer. Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee acceptable to the Certificate Insurer by written instrument, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor trustee one copy to the Master Servicer and one copy to the Certificate Insurer. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee acceptable to the Certificate Insurer.

     (b) If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (iv) the continued use of the Trustee would result in a downgrading of the rating by the Rating Agencies of any Class of Certificates with a rating, then the Depositor with first providing notice to the Certificate Insurer shall remove the Trustee and appoint a successor trustee acceptable to the Certificate Insurer by written instrument, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor trustee and one copy to the Certificate Insurer and one copy to the Master Servicer.

     (c) The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of all Class A Certificates with the prior written consent of the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) may at any time upon 30 days' written notice to the Trustee and to the Depositor remove the Trustee by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee so removed and one copy to the Certificate Insurer and one copy to the Master Servicer; the Depositor shall thereupon use its best efforts to appoint a mutually acceptable successor trustee who shall also be acceptable to the Certificate Insurer in accordance with this Section.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.07.

     Section 6.07. Successor Trustee. (a) Any successor trustee appointed as
                   -----------------
provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor, the Certificate Insurer, the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and documents and statements related to each Mortgage Files held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the record or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. In addition, the Master Servicer and the predecessor trustee shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, to the Certificate Insurer and to the Rating Agencies. The expenses of such mailing shall be borne by the Master Servicer.

     Section 6.08. Merger or Consolidation of Trustee. Any Person into which
                   ----------------------------------
the Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Persons succeeding to the business of the Trustee, shall be the successor to the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the provisions of Section 6.05.

     Section 6.09. Appointment of Co-Trustee, Separate Trustee or Custodian.
                   --------------------------------------------------------
(a) Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates shall each have the power from time to time to appoint one or more Persons to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located. The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The obligation of the Trustee to make Advances pursuant to
Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co-trustee.

     (b) Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

            (iii) no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

            (iv) the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

     (f) The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee's obligations hereunder.

     (g) The Trustee shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in Section 6.12 hereof (which compensation shall not reduce any compensation payable to the Trustee under such Section).

     Section 6.10. Authenticating Agents. (a) The Trustee may appoint one or
                   ---------------------
more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

     Section 6.11. Indemnification of Trustee. The Trustee and its directors,
                   --------------------------
officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding and incurred without negligence, bad faith, or willful misconduct or malfeasance on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

            (i) with respect to any such claim, the Trustee shall have given the Depositor, the Master Servicer, the Certificate Insurer and the Holders written notice thereof promptly after the Trustee shall have knowledge thereof, provided, however, a failure by the Trustee to give prompt written notice pursuant to this Section 6.11 shall not affect its right to be indemnified by the Trust Fund or the Trust Fund's obligation to indemnify the Trustee;

            (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Depositor in preparing such defense; and

            (iii) notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor and the Certificate Insurer, which consent shall not be unreasonably withheld; provided that any litigation and settlement that may result in a claim on the Trust Fund shall be controlled by the Certificate Insurer.

     Amounts, if any, payable to the Trustee in accordance with this Section
6.11 shall be paid in accordance with Sections 5.02(b)(ix) and 5.02(c)(x). The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

     Section 6.12. Fees and Expenses of Trustee. Prior to disbursing the
                   ----------------------------
Available Distribution Amount, the Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee Fee and, to the extent funds therein are at any time insufficient for such purpose, the Seller or the Originator shall pay such fees as reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse, the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Master Servicer covenants and agrees to indemnify the Trustee and its officers, directors, employees and agents from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (i) incurred in connection with any legal action relating to this Agreement or the Certificates or arising out of, or in connection with, the acceptance or administration of the trusts created hereunder, including the costs and expenses of defending against any claim in connection with the exercise or performance of any of the Trustee's power or duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties hereunder or by reason of the Trustee's reckless disregard of obligations and duties hereunder or (ii) resulting from any error in any tax or information return prepared by the Master Servicer. This section shall survive termination of this Agreement or the resignation or removal of any Trustee hereunder.

     Section 6.13. Collection of Monies. Except as otherwise expressly
                   --------------------
provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement. If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Master Servicer, the Trustee shall request the Master Servicer to make such distribution as promptly as practicable or legally permitted. If the Trustee shall subsequently receive any such amount, it may withdraw such request.

     Section 6.14. Events of Default; Trustee To Act; Appointment of
                   -------------------------------------------------
Successor. (a) The occurrence of any one or more of the following events shall
---------
constitute an "Event of Default"):

            (i) Any failure by the Master Servicer to furnish the Trustee the Mortgage Loan data sufficient to prepare the reports described in Section 4.03(a) which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or to such Master Servicer and the Trustee by the Certificate Insurer or the Holders of not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby; or

            (ii) Any failure on the part of the Master Servicer or Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of such Master Servicer contained in this Agreement which continues unremedied for a period of 30 days (or 15 days, in the case of a failure to maintain any Insurance Policy required to be maintained pursuant to this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Master Servicer or Special Servicer by the Trustee, or to such Master Servicer or Special Servicer and the Trustee by the Certificate Insurer or the Holders of not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby; or

            (iii) A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or Special Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer or Special Servicer; or

            (iv) The Master Servicer or Special Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to such Master Servicer or Special Servicer or of or relating to all or substantially all of its property; or

            (v) The Master Servicer or Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (vi) The Master Servicer or Special Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in
     Section 9.27 hereof; or

            (vii) If a representation or warranty set forth in Section 9.14 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 60 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Insurer or the Holders of not less than 25% of the Aggregate Certificate Principal Amount of each Class of Certificates; or

            (viii) A sale or pledge of the any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Certificate Insurer, the Trustee and Certificateholders holding more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates; or

            (ix) Any Sub-Servicer at any time is not either an FNMA- or FHLMC-approved servicer, and the Master Servicer has not terminated the rights and obligations of such Sub-Servicer under the applicable Sub-Servicing Agreement and replaced such Sub-Servicer with an FNMA- or FHLMC-approved servicer within 45 days of the absence of such approval; or

            (x) Any failure of the Master Servicer or Special Servicer to remit to the Trustee any payment required to be made to the Trustee for the benefit of Certificateholders or the Certificate Insurer under the terms of this Agreement, including any Advance, on any Deposit Date; or

            (xi) The occurrence of a Trigger Event; or

            (xii) Receipt by the Trustee from the Certificate Insurer of notice to the effect that the Master Servicer is in default under the Insurance Agreement; or

            (xiii) Termination or resignation of Ocwen Federal Bank FSB as Sub-Servicer or if Ocwen Federal Bank FSB for any other reason ceases to be the Sub-Servicer or is prohibited from acting as Sub-Servicer; or

            (xiv) Any failure of the Seller or the Originator to repurchase or substitute any Mortgage Loan as required pursuant to this Agreement and the Mortgage Loan Sale Agreement, or the Originator's failure to repurchase or substitute any Mortgage Loans required under the Mortgage Loan Purchase Agreement.

     If an Event of Default described in clauses (i) through (ix) of this
Section 6.14 shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section 6.14, the Trustee, by notice in writing to the Master Servicer or the Special Servicer, as applicable, may, and shall, if so directed by the Certificate Insurer or Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby with the consent of Certificate Insurer, terminate all of the rights and obligations of the Master Servicer or the Special Servicer, as applicable, hereunder and in and to the Mortgage Loans and the proceeds thereof. If an Event of Default described in clause (x), (xi), (xii) or (xiv) of this Section 6.14 shall occur, then, in each and every case, subject to applicable law, the Trustee, by notice in writing to the Master Servicer or the Special Servicer, as applicable, may, and shall at the direction of the Certificate Insurer or if an Event of Default described in clause (xiii) occurs, then in each and every case, subject to the applicable law, the Trustee shall promptly terminate all of the rights and obligations of the Master Servicer and the Special Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Master Servicer or the Special Servicer, as applicable, of such written notice, all authority and power of the Master Servicer or the Special Servicer, as applicable, and only in its capacity as Master Servicer under or Special Servicer this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee or Sub-Servicer, as applicable, pursuant to and under the terms of this Agreement; and the Trustee or Sub-Servicer, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer or the defaulting Special Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer or the defaulting Special Servicer agrees to cooperate with the Trustee in effecting the termination of the defaulting Master Servicer's or defaulting Special Servicer's responsibilities and rights hereunder as Master Servicer or Special Servicer, as applicable, including, without limitation, notifying Mortgagors of the assignment of the master servicing or special servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer's or defaulting Special Servicer's functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer or the defaulting Special Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer or the Special Servicer being terminated shall bear all costs of a master servicing or special servicing transfer, including but not limited to those of the Trustee reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

     Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 4.02(i), (ii), (iii), (iv), (v) and (ix) to the extent such reimbursement relates to the period prior to such Master Servicer's termination.

     If any Event of Default shall occur, of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall promptly notify the Rating Agencies and the Certificate Insurer of the nature and extent of such Event of Default. The Trustee shall immediately give written notice to the Master Servicer or the Special Servicer, as applicable, and the Certificate Insurer upon such Master Servicer's or Special Servicer's failure to remit funds on the Deposit Date.

     (b) Except as provided in the last sentence of this paragraph, on and after the time the Master Servicer or the Special Servicer, as applicable, receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee and the Certificate Insurer receive the resignation of the Master Servicer or the Special Servicer, as applicable, evidenced by notice pursuant to Section 9.21, the Trustee, unless another master servicer or special servicer, as applicable, shall have been appointed, shall be the successor in all respects to the Master Servicer or the Special Servicer, as applicable, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer or the Special Servicer, as applicable, hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer or the Special Servicer, as applicable, prior to the issuance of any notice of termination and shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.31 or the Special Servicer set forth in
Section 9.32. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer or the Special Servicer, as applicable. As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer or the Special Servicer, as applicable, under this Agreement, including the Master Servicing Fee. Immediately upon the termination of the Master Servicer, the Sub-Servicer shall become the Master Servicer.

     (c) Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $30,000,000 acceptable to the Certificate Insurer and each Rating Agency and meeting such other standards for a successor master servicer or special servicer as are set forth in this Agreement, as the successor to such Master Servicer or Special Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer or special servicer, like the Master Servicer or the Special Servicer, as applicable. Any entity appointed by such court as a successor master servicer or special servicer, as applicable, may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer or special servicer, as applicable, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate's actions and omissions in performing its duties hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer or the Special Servicer, as applicable, hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer or the Special Servicer, as applicable, shall cooperate with the Trustee and any successor master servicer or special servicer in effecting the termination of the Master Servicer's or the Special Servicer's responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing or special servicing functions and providing the Trustee and successor master servicer or special servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer's or Special Servicer's functions hereunder and the transfer to the Trustee or such successor master servicer or special servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer or special servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer or the Special Servicer, as applicable, to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer or the Service, as applicable, to cooperate as required by this Agreement, (iii) the failure of the Master Servicer or the Special Servicer, as applicable, to deliver the Mortgage Loan data to the Trustee as required by this Agreement or
(iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer or the Special Servicer, as applicable.

     (d) Upon the occurrence of a Change of Control (as defined in the Insurance Agreement) with respect to the Master Servicer, the Certificate Insurer shall have the right to terminate the Master Servicer by delivering a written notice of termination to the Master Servicer and the Trustee. In the event that the Certificate Insurer so terminates the Master Servicer, the Sub-Servicer shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all of the rights and powers and shall be subject to all of the responsibilities, duties and liabilities relating thereto and arising thereafter which are placed on the Master Servicer hereunder, including the obligation to make Advances.

     Section 6.15. Additional Remedies of Trustee Upon Event of Default.
                   ----------------------------------------------------
During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of an express trust with the consent of and at the direction of the Certificate Insurer, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders and the Certificate Insurer (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

     Section 6.16. Waiver of Defaults. The Certificate Insurer or with the
                   ------------------
prior written consent of the Certificate Insurer, 35% or more of the Aggregate Voting Interests of Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders and the Certificate Insurer. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 6.17. Notification to Holders. Upon termination of the Master
                   -----------------------
Servicer or Sub-Servicer or appointment of a successor to the Master Servicer or Sub-Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, give written notice thereof to Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

     Section 6.18. Directions by Certificateholders and Duties of Trustee
                   ------------------------------------------------------
During Event of Default. Subject to the provisions of Section 8.01 hereof,
-----------------------
during the continuance of any Event of Default, the Certificate Insurer or with the consent of the Certificate Insurer, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

     Section 6.19. Action Upon Certain Failures of the Master Servicer or the
                   ----------------------------------------------------------
Special Servicer and Upon Event of Default. In the event that a Responsible
------------------------------------------
Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer's or the Special Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer or the Special Servicer, as applicable, and Certificate Insurer.

                                  ARTICLE VII

                        PURCHASE OF MORTGAGE LOANS AND
                         TERMINATION OF THE TRUST FUND

     Section 7.01. Purchase of Mortgage Loans; Termination of Trust Fund Upon
                   ----------------------------------------------------------
Purchase or Liquidation of All Mortgage Loans. (a) The respective obligations
---------------------------------------------
and responsibilities of the Trustee and the Master Servicer created hereby (other than the obligation of the Trustee to make payments to Certificateholders as set forth in Section 7.02, the obligation of the Master Servicer to make a final remittance to the Trustee for deposit into the Certificate Account pursuant to Section 4.01 and the obligations of the Master Servicer to the Trustee pursuant to Sections 9.10 and 9.14) shall terminate on the earlier of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and
(ii) the sale of the property held by the Trust Fund in accordance with
Section 7.01(b) or (c); provided, however, that in no event shall the Trust Fund created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof, and (ii) the Latest Possible Maturity Date. Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a "qualified liquidation" under the REMIC Provisions.

     (b) On any Distribution Date occurring on after the date on which the Aggregate Loan Balance is equal to or less than 10% of the Cut-off Date Aggregate Loan Balance, the majority holder of the Class X Certificates will have the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property. Upon exercise of such option, the property of the Trust Fund shall be sold to the majority holder of the Class X Certificates at a price (the "Termination Price") equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Collection Period immediately preceding the related Distribution Date to the date of such repurchase, (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an appraiser or appraisers mutually agreed upon by the Master Servicer and the Trustee and (iii) any amounts owed to the Certificate Insurer under the Policies plus the amount of any unreimbursed Advances made by the Master Servicer or the Special Servicer plus any amounts due the Trustee. If the majority holder of the Class X Certificates has not exercised such option by the close of business on the third Distribution Date following the Distribution Date specified above, the Master Servicer or the Certificate Insurer shall have the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property to the Master Servicer or the Certificate Insurer at the Termination Price. If the Master Servicer or the Certificate Insurer elects to exercise such right, then upon receipt of notice thereof the Trustee shall promptly notify the majority holder of the Class X Certificates (or the Master Servicer or Certificate Insurer, as applicable) thereof, in writing, and shall effect the transfer of the Mortgage Loans and related property to the Master Servicer or the Certificate Insurer, as applicable, as provided herein only if the Trustee does not receive notification from the majority holder of the Class X Certificates within ten Business Days of the sending of such notice that such Certificateholder intends to promptly exercise its option to purchase such Mortgage Loans and related property.

     Section 7.02. Procedure Upon Termination of Trust Fund. (a) Notice of any
                   ----------------------------------------
termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to the Certificate Insurer and the Certificateholders mailed upon (x) the sale of all of the property of the Trust Fund by the Trustee pursuant to Section 7.01(b) or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 (not including Unpaid Basis Risk Shortfalls, if any) will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate, or request the Master Servicer to terminate, the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee's obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     (b) In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders. No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder's failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

     Section 7.03. Additional Trust Fund Termination Requirements. (a) Any
                   ----------------------------------------------
termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Trustee and the Certificate Insurer receive (at the request of the party exercising the option to purchase all of the Mortgage Loans pursuant to Section 7.01(b)), an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee and the Certificate Insurer to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not (i) result in the imposition of taxes on any REMIC under the REMIC Provisions or (ii) cause any REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Directing Holder or the Depositor that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

            (ii) Any sale of the assets of the Trust Fund pursuant to Section
     7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

            (iii) On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

            (iv) In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

     (b) By its acceptance of a Residual Certificate, each Holder thereof hereby (i) authorizes the Trustee to take such action as may be necessary to adopt a plan of complete liquidation of the related REMIC and (ii) agrees to take such other action as may be necessary to adopt a plan of complete liquidation of the related REMIC, which authorization shall be binding upon all successor Residual Certificateholders.

                                 ARTICLE VIII

                         RIGHTS OF CERTIFICATEHOLDERS

     Section 8.01. Limitation on Rights of Holders. (a) The death or
                   -------------------------------
incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (b) No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.02. Access to List of Holders. (a) If the Trustee is not acting
                   -------------------------
as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

     (b) If three or more Holders or Certificate Owners (hereinafter referred to as "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     (c) Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 8.03. Acts of Holders of Certificates. (a) Any request, demand,
                   -------------------------------
authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where expressly required herein, to the Master Servicer. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and Master Servicer, if made in the manner provided in this Section. Each of the Trustee and Master Servicer shall promptly notify the other of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the other.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

                                  ARTICLE IX

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 9.01. Duties of the Master Servicer and Sub-Servicers. (a) The
                   -----------------------------------------------
Certificateholders, by their purchase and acceptance of the Certificates, appoint Ocwen Financial Services, Inc. as Master Servicer. For and on behalf of the Depositor, the Trustee, the Certificate Insurer and the Certificateholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement and the provisions of the applicable Sub-Servicing Agreement.

     (b) Acting directly or through one or more Sub-Servicers as provided in
Section 9.03, the Master Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the Certificateholders and the Certificate Insurer (as determined by the Master Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of prudent mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

            (i) any relationship that the Master Servicer, any Sub-Servicer or any Affiliate of the Master Servicer or any Sub-Servicer may have with the related Mortgagor;

            (ii) ownership of any Certificate by the Master Servicer or any Master Servicer Affiliate;

            (iii) the Master Servicer's obligation to make Advances or Servicing Advances; or

            (iv) the Master Servicer's or any Sub-Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

     The standards set forth in the immediately preceding sentence shall be referred to herein as the "Servicing Standard".

     Subject to Section 9.03 hereof, the Master Servicer may with the consent of the Certificate Insurer, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Sub-Servicer as it may from time to time designate, but no such designation of a Sub-Servicer shall serve to release the Master Servicer from any of its obligations under this Agreement. Such Sub-Servicer shall have all the rights and powers of the Master Servicer with respect to such Mortgage Loans under this Agreement.

     Without limiting the generality of the foregoing, but subject to Sections
9.15 and 9.16, the Master Servicer shall direct the Trustee in writing to execute and deliver (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties, and (ii) documents to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property in the name of the Trustee on behalf of the Trust Fund; provided, however, that to the extent any instrument described in clause
(i) preceding would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio, the Master Servicer shall, prior to directing the Trustee to execute and deliver such instrument, obtain the prior written consent of the Certificate Insurer, and provided further, however, that Section 9.16(a) shall constitute an authorization from the Trustee to the Master Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). The Trustee shall, at the written direction of the Master Servicer, execute any documentation furnished to it by the Master Servicer for recordation by the Master Servicer in the appropriate jurisdictions as shall by necessary to effectuate the foregoing. Subject to Sections 9.14 and 9.15, the Trustee shall execute any authorizations and other documents as the Master Servicer or such Sub-Servicer shall reasonably request that are furnished to the Trustee to enable the Master Servicer and such Sub-Servicer to carry out their respective servicing and administrative duties hereunder. In no event shall the Trustee be liable for executing any authorizations or other documents pursuant to this
Section 9.01.

     In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 9.09, and further as provided in Section 9.11. Any cost incurred by the Master Servicer or by Sub-Servicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     The Master Servicer shall give prompt notice to the Trustee and the Certificate Insurer of any action, of which the Master Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

     Servicing Advances incurred by the Master Servicer or any Sub-Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Master Servicer or such Sub-Servicer to the extent described in Sections 9.11 and 9.23(d) hereof.

     Section 9.02. Collection of Certain Mortgage Loan Payments. The Master
                   --------------------------------------------
Servicer shall make its best reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures for all Mortgage Loans that are consistent with the Servicing Standard. The Master Servicer with the consent of the Certificate Insurer may waive, modify or vary terms of the Mortgage Loans provided that no such action will (A) decrease the Mortgage Rate on the Mortgage Loan, (B) defer the payment of principal or interest (except with respect to liquidation of such Mortgage Loan) or (C) extend the final maturity date of such Mortgage Loan; provided, however, that no such modification shall be permitted to the extent that it would (a) affect adversely the status of the Trust Fund as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable, the Master Servicer, consistent with the Servicing Standard, with the consent of the Certificate Insurer may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, defer the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Scheduled Principal Balance in final satisfaction of such Mortgage or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Certificate Insurer (taking into account any estimated Realized Loss that might result absent such action).

     Section 9.03. Sub-Servicing Agreements Between Master Servicer and
                   ----------------------------------------------------
Sub-Servicers. (a) The Master Servicer, with the consent of the Certificate
-------------
Insurer, may enter into Sub-Servicing Agreements for any servicing and administration of Mortgage Loans with one or more institutions that are in compliance with the laws of each state necessary to enable each of them to perform its obligations under such Sub-Servicing Agreements and each of which
(x) has been designated an approved seller-servicer by FHLMC or FNMA for mortgage loans and has equity of at least $1,500,000 or (y) is a Master Servicer Affiliate. The Master Servicer shall give notice to the Trustee, the Certificate Insurer and the Rating Agencies of the appointment of any Sub-Servicer. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when any Sub-Servicer has received such payments. Each Sub-Servicer shall be required to service the Mortgage Loans in accordance with this Agreement and any such Sub-Servicing Agreement shall be consistent with and not violate the provisions of this Agreement. Each Sub-Servicing Agreement shall provide that a successor Master Servicer with the consent of the Certificate Insurer shall have the option to terminate such agreement without payment of any termination fees if the original Master Servicer is terminated or resigns, except that such Sub-Servicing Agreement may provide that such termination fees shall be payable by Ocwen Financial Services, Inc. out of its own funds and such Sub-Servicing Agreement may provide that any third party costs and expenses associated with the transfer of servicing and collateral files by any Sub-Servicer shall not be paid by such Sub-Servicer.

     (b) Ocwen Federal Bank FSB hereby agrees to act as Sub-Servicer with respect to all of the Mortgage Loans, and to carry out on behalf of the Master Servicer all duties as set forth herein with respect to such Mortgage Loans, in exchange for compensation separately agreed between the Master Servicer and Ocwen Federal Bank FSB. Ocwen Federal Bank FSB shall, unless it is the Master Servicer, and the Certificate Insurer otherwise agrees, continue as Sub-Servicer so long as it is Special Servicer hereunder, and shall cease to be a Sub-Servicer when it ceases to be Special Servicer. Ocwen Federal Bank FSB shall cease to be the Special Servicer when it ceases to be the Sub-Servicer. The Certificate Insurer shall have the right to terminate the Sub-Servicer upon the occurrence of a Trigger Event.

     Section 9.04. Successor Sub-Servicers. The Master Servicer with the
                   -----------------------
consent of the Certificate Insurer or the Certificate Insurer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement. Upon termination and with the consent of the Certificate Insurer, the Master Servicer may itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under Section 9.03.

     Section 9.05. Liability of Master Servicer; Indemnification. (a) The
                   ---------------------------------------------
Master Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Sub-Servicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer by such Sub-Servicer and nothing contained in such Sub-Servicing Agreement shall be deemed to limit or modify this Agreement.

     (b) The Master Servicer (except the Trustee if it is required to succeed the Master Servicer hereunder) indemnifies and holds the Trustee, the Seller, the Depositor, the Certificate Insurer and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor, the Certificate Insurer and any Certificateholder may sustain in any way related to the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Master Servicer shall immediately notify the Trustee, the Depositor, the Certificate Insurer and each Certificateholder if a claim is made that may result in such claims, losses, penalties, fines, forfeitures, legal fees or related costs, judgments, or any other costs, fees and expenses, and the Master Servicer shall assume (with the consent of the Trustee and the Certificate Insurer) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Master Servicer, the Trustee, the Depositor, the Certificate Insurer and/or Certificateholder in respect of such claim. The provisions of this Section 9.05 shall survive the termination of this Agreement and the payment of the outstanding Certificates.

     (c) Neither the Depositor, the Seller, the Master Servicer, nor any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller or Master Servicer or any such Person against any breach of warranties or representations made herein, or against any specific liability imposed on the Master Servicer for a breach of the Servicing Standard, or against any liability which would otherwise be imposed by reason of its respective willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reasons of negligent disregard of its respective obligations or duties hereunder.

     The Depositor, the Master Servicer, the Seller and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer, may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person with respect to any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred in connection with any legal action incurred by reason of its respective misfeasance, bad faith, fraud or negligence, a breach of a representation or warranty hereunder or (in the case of the Master Servicer) a breach of the Servicing Standard in the performance of its respective duties or by reason of negligent disregard of its respective obligations or duties hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and in its opinion does not expose it to any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any action related to its obligations hereunder which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

     Section 9.06. No Contractual Relationship Between Sub-Servicer, Trustee,
                   ----------------------------------------------------------
the Certificateholders or the Certificate Insurer. Any Sub-Servicing Agreement
-------------------------------------------------
and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Trustee, the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Sections 9.01(b), 9.03, 9.04, and 9.07. The Certificate Insurer shall be a third party beneficiary of each Sub-Servicing Agreement.

     Section 9.07. Assumption or Termination of Sub-Servicing Agreement by
                   -------------------------------------------------------
Trustee. In connection with the assumption of the responsibilities, duties and
-------
liabilities and of the authority, power and rights of the Master Servicer hereunder by the Trustee pursuant to Section 6.14, it is understood and agreed that the Master Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Master Servicer and a Sub-Servicer shall be assumed simultaneously by the Trustee without act or deed on the part of the Trustee; provided, however, that the successor Master Servicer may terminate the Sub-Servicer as provided in Section 9.03.

     The terminated Master Servicer shall, upon the reasonable request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

     Section 9.08. Sub-Servicing Accounts. On behalf of the Trust Fund, Ocwen
                   ----------------------
Federal Bank FSB, as Subservicer, shall establish an account held in trust for the Certificateholders and the Certificate Insurer. In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account and shall comply with all requirements of this Agreement relating to the Collection Account. The Sub-Servicer will be required to deposit into the Sub-Servicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servicing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Master Servicer for deposit in the Collection Account not later than the first Business Day thereafter. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on the Mortgage Loans when the Sub-Servicer receives such payments.

     Section 9.09. Collection of Taxes, Assessments and Similar Items;
                   ---------------------------------------------------
Servicing Accounts. The Master Servicer shall establish and maintain one or
------------------
more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assessments, hazard insurance premiums, and comparable items for the account of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Master Servicer shall deposit in the Servicing Accounts on a daily basis, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Master Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 9.01 (with respect to taxes and assessments) and Section 9.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of the Master Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article VII. As part of its servicing duties, the Master Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.

     Section 9.10. Collection Account and Certificate Account. (a) On behalf
                   ------------------------------------------
of the Trust Fund, the Master Servicer shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Master Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off
Date:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest (other than payments due prior to the Cut-off Date and net of the related Servicing Fee and other servicing compensation for prior months not paid in full including, without limitation, any such insufficiency which relates to any Servicing Fees applied to a Prepayment Interest Shortfall) on each Mortgage Loan;

            (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Master Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 7.01);

            (iv) any amounts required to be deposited pursuant to Section 9.12 in connection with any losses realized on Eligible Investments with respect to funds held in the Collection Account; and

            (v) any amounts required to be deposited by the Master Servicer pursuant to the first paragraph of Section 9.13(b) in respect of any blanket policy deductibles.

     For purposes of the immediately preceding sentence, the Cut-off Date with respect to any Qualifying Substitute Mortgage Loan shall be deemed to be the date of substitution.

     The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees or additional service-related compensation described in
Section 9.17 need not be deposited by the Master Servicer in the Collection Account. In the event the Master Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

     (b) On behalf of the Trust Fund, the Trustee shall establish and maintain one or more accounts (such account or accounts, the "Certificate Account"), held in trust for the benefit of the Certificateholders and the Certificate Insurer. On behalf of the Trust Fund, the Master Servicer shall deliver to the Trustee in immediately available funds for deposit in the Certificate Account on or before noon New York time on the Master Servicer Remittance Date, that portion of the Available Funds (calculated without regard to the references in the definition thereof to amounts that may be deposited to the Certificate Account from a different source as provided herein) for the related Distribution Date then on deposit in the Collection Account.

     (c) Funds in the Collection Account and the Certificate Account may be invested in Eligible Investments in accordance with the provisions set forth in Section 9.12. The Master Servicer shall give notice to the Trustee and the Certificate Insurer of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Depositor and the Certificate Insurer of the location of the Certificate Account when established and prior to any change thereof.

     (d) Funds held in the Collection Account at any time may be delivered by the Master Servicer to the Trustee for deposit in an account (which may be the Certificate Account and must satisfy the standards for the Certificate Account as set forth in the definition thereof) and for all purposes of this Agreement shall be deemed to be a part of the Collection Account; provided, however, that the Trustee shall have the sole authority to withdraw any funds held pursuant to this subsection (d). In the event the Master Servicer shall deliver to the Trustee for deposit in the Certificate Account any amount not required to be deposited therein, it may at any time request that the Trustee withdraw such amount from the Certificate Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In addition, the Master Servicer shall deliver to the Trustee from time to time for deposit, and the Trustee shall so deposit, in the Certificate Account:

            (i) any Advances, as required pursuant to Section 5.04;

            (ii) any amounts required to be deposited pursuant to Section 9.23(d) or (f) in connection with any REO Property;

            (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 7.01;

            (iv) any amounts required to be deposited pursuant to Section 9.24 in connection with any Prepayment Interest Shortfalls; and

            (v) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters.

     (e) Promptly upon receipt of any Stayed Funds, whether from the Master Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trustee shall deposit such funds in the Certificate Account, subject to withdrawal thereof as permitted hereunder. In addition, the Trustee shall deposit in the Certificate Account any amounts required to be deposited pursuant to Section 9.12 in connection with losses realized on Eligible Investments with respect to funds held in the Certificate Account.

     Section 9.11. Withdrawals from the Collection Account. The Master
                   ---------------------------------------
Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.03:

            (i) to remit to the Trustee for deposit in the Certificate Account the amounts required to be so remitted pursuant to Section 9.10(b) or permitted to be so remitted pursuant to the first sentence of Section 9.10(d);

            (ii) subject to Section 9.15(d), to reimburse the Master Servicer for Advances, but only to the extent of amounts received which represent Late Collections, Insurance Proceeds and Liquidation Proceeds (net of the related Servicing Fees) of Scheduled Payments on Mortgage Loans with respect to which such Advances were made in accordance with the provisions of Section 5.04;

            (iii) subject to Section 9.15(d), to pay the Master Servicer or any Sub-Servicer any unpaid Servicing Fees and reimburse any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan (provided, however, that if, in the good faith business judgment of the Master Servicer, any unreimbursed Servicing Advance will not be ultimately recoverable from related Late Collections, Liquidation Proceeds or Insurance Proceeds on such Mortgage Loan (which determination shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee and the Certificate Insurer), then withdrawal from the general funds in the Collection Account, Liquidation Proceeds and Insurance Proceeds, without regard to the limitation set forth above, will be permitted);

            (iv) to pay to the Master Servicer as servicing compensation (in addition to the Servicing Fee) on the Master Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

            (v) to pay to the Master Servicer or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.05 or Section 9.15(c) all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

            (vi) to reimburse the Master Servicer for any Advance previously made which the Master Servicer has determined to be a Nonrecoverable Advance in accordance with the provisions of Section 5.04;

            (vii) reserved;

            (viii) to reimburse the Master Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.04 or
     Section 2.05 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

            (ix) to reimburse the Master Servicer for expenses incurred pursuant to Section 10.01(c) of this Agreement;

            (x) to pay, or to reimburse the Master Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 9.15(b);

            (xi) reserved; and

            (xii) to clear and terminate the Collection Account pursuant to
     Section 7.02.

     The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (x) above. The Master Servicer shall provide written notification to the Trustee, on or prior to the next succeeding Master Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (ix) above.

     Section 9.12. Investment of Funds in the Collection Account, the Expense
                   ----------------------------------------------------------
Account and the Certificate Account. (a) The Master Servicer may direct any
-----------------------------------
depository institution maintaining the Collection Account and the Expense Account (each, for purposes of this Section 9.12, an "Investment Account"), to invest the funds in such Investment Account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trustee is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trustee is the obligor thereon. All such Eligible Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such) or in the name of a nominee of the Trustee. The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the Collection Account and the Expense Account) over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts on deposit in an Investment Account are at any time invested in an Eligible Investment payable on demand, the Trustee shall at the direction of the Master Servicer:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Eligible Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trustee that such Eligible Investment would not constitute an Eligible Investment in respect of funds thereafter on deposit in the Investment Account.

     (b) All income and gain realized from the investment of funds deposited in the Collection Account shall be for the benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 9.11. The Master Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Eligible Investment made with funds in such accounts immediately upon realization of such loss. All income and gain realized from the investment of funds in the Certificate Account shall be for the benefit of the Trustee. The Trustee shall deposit in the Certificate Account the amount of any loss incurred on Eligible Investments in the Certificate Account.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Eligible Investment, or if a default occurs in any other performance required under any Eligible Investment, the Trustee may with the consent of the Certificate Insurer and, subject to Section 6.01 and Section 6.02(iv), upon the request of the Certificate Insurer or may with the consent of the Certificate Insurer, the Holders of Certificates representing more than 50% of the Voting Rights allocated to any Class of Certificates, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     Section 9.13. Maintenance of Insurance. (a) The Master Servicer on behalf
                   ------------------------
of the Trustee, as mortgagee, shall use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain for each Mortgage Loan (other than any Mortgage Loan as to which the related Mortgaged Property has become an REO Property), and if the Mortgagor does not so maintain, shall itself maintain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) to the extent the Trustee as mortgagee has an insurable interest (A) fire and hazard insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (i) 100% of the then "full replacement cost" of the improvements and equipment (excluding foundations, footings and excavation costs), without deduction for physical depreciation, and (ii) the outstanding principal balance of the related Mortgage Loan or such other amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer, and (B) such other insurance as provided in the related Mortgage Loan. The Master Servicer shall maintain fire and hazard insurance from an insurer having a General Policy Rating of "A" or better in Best's Key Rating Guide (a "Qualified Insurer") with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) 100% of the then "full replacement cost" of the improvements which are a part of such property or
(ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Rate and related Servicing Advances. The Master Servicer shall maintain, from a Qualified Insurer, with respect to each REO Property such other insurance as provided in the related Mortgage Loan. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration and repair of the related Mortgaged Property or amounts to be released to the Mortgagor in accordance with the terms of the related Mortgage) shall be deposited into the Collection Account pursuant to Section 9.10(a), subject to withdrawal pursuant to Section 9.11. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance other than flood insurance is to be required of any Mortgagor or to be maintained by the Master Servicer other than pursuant to the terms of the related Mortgage, Mortgage Note or other Mortgage Loan documents and pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located in a federally designated special flood hazard area, the Master Servicer will use its reasonable efforts in accordance with the Servicing Standard to cause the related Mortgagor to maintain or will itself obtain (subject to the provisions of this Agreement concerning Nonrecoverable Advances) flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance required by the terms of the related Mortgage and as is available for the related property under the national flood insurance program (assuming that the area in which such property is located is participating in such program). If an REO Property is located in a federally designated special flood hazard area, the Master Servicer will obtain flood insurance in respect thereof providing substantially the same coverage as described in the preceding sentences. If at any time during the term of this Agreement a recovery under a flood or fire and hazard insurance policy in respect of an REO Property is not available but would have been available if such insurance were maintained thereon in accordance with the standards applied to Mortgaged Properties described herein, the Master Servicer shall either (i) immediately deposit into the Collection Account from its own funds the amount that would have been recovered or (ii) apply to the restoration and repair of the property from its own funds the amount that would have been recovered, if such application would be consistent with the servicing standard set forth in
Section 9.01; provided, however, that the Master Servicer shall not be
              --------  -------
responsible for any shortfall in insurance proceeds resulting from an insurer's refusal or inability to pay a claim. Costs of the Master Servicer of maintaining insurance policies pursuant to this Section 9.13 shall be paid by the Master Servicer as a Servicing Advance and shall be reimbursable to the Master Servicer.

     The Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Certificateholders and the Certificate Insurer, claims under each related insurance policy maintained pursuant to this Section 9.13 in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or to permit recovery thereunder.

     The Master Servicer shall require that all insurance policies required hereunder shall name the Trustee or the Master Servicer, on behalf of the Trustee as the mortgagee, as loss payee and that all such insurance policies require that 30 days' notice be given to the Master Servicer before termination to the extent required by the related Mortgage, Mortgage Note, or other Mortgage Loan documents.

     (b) (I) If the Master Servicer obtains and maintains a blanket insurance policy with a Qualified Insurer at its own expense insuring against fire and hazard losses or other required insurance on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations concerning the maintenance of such insurance coverage set forth in Section 9.13(a), it being understood and agreed that (i) such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on one or more of the related Mortgaged Properties a policy otherwise complying with the provisions of Section 9.13(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer hereunder, the Master Servicer agrees to prepare and present, on behalf of itself, the Trustee, Certificateholders and the Certificate Insurer, claims under any such blanket policy which it maintains in a timely fashion in accordance with the terms of such policy and to take such reasonable steps as are necessary to receive payment or permit recovery thereunder.

          (II) If the Master Servicer causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Mortgaged Property than the insurance required to be maintained pursuant to Section 9.13(a), the Master Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to Section 9.13(a). Such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that
(i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 9.13(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such policy because of such deductible.

     Section 9.14. Due-on-Sale Clauses; Assumption and Substitution
                   ------------------------------------------------
Agreements. When a Mortgaged Property has been or is about to be conveyed by
----------
the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that
                                                    --------  -------
the Master Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law. An Opinion of Counsel at the expense of the Master Servicer delivered to the Trustee, the Depositor and the Certificate Insurer to the foregoing effect shall conclusively establish the reasonableness of such belief. In such event, the Master Servicer shall make reasonable efforts to enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Master Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Note; provided, however, that to the extent any such substitution of liability
--------  -------
agreement would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Master Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Certificate Insurer. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Master Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Scheduled Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Master Servicer or the Sub-Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Master Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 9.15. Realization Upon Defaulted Mortgage Loans. (a) The Master
                   -----------------------------------------
Servicer shall use its best efforts, consistent with the Servicing Standard set forth in Section 9.01, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 9.02. The Master Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will
                         --------  -------
be recoverable as Servicing Advances by the Master Servicer as contemplated in
Section 9.11 and Section 9.23. The foregoing is subject to the provision that, in any case in which Mortgaged Property shall have suffered damage from an Uninsured Cause, the Master Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

     (b) Notwithstanding the foregoing provisions of this Section 9.15 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Master Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Master Servicer shall not, on behalf of the Trust Fund, either obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trustee, the Certificateholders or the Certificate Insurer would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Master Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

          (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

          (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental audit report contemplated by this Section
9.15 shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 9.11(x), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

     If the Master Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Master Servicer shall take such action as it deems to be in the best economic interest of such Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Master Servicer, subject to the Master Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 9.11(x), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

     (c) The Special Servicer or, if the Special Servicer does not elect to exercise its option, the Directing Holder, may at its option purchase from the Trust Fund any Mortgage Loan that is 90 days or more delinquent on a contractual basis, which the Master Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trustee and the Certificate Insurer prior to purchase), at a price equal to the greater of fair market value of such Mortgage Loan and the Purchase Price; provided that, unless
                                                    --------
otherwise consented to by the Certificate Insurer, the Directing Holder or the Special Servicer, as applicable, may purchase such Mortgage Loans only in the sequence in which such Mortgage Loans first became delinquent by 90 days, and shall give prompt notice of each such purchase to the Certificate Insurer and each Rating Agency; and, provided further that, in the event that the aggregate Scheduled Principal Balance of all Mortgage Loans previously repurchased pursuant to this Section 9.15(c) exceeds 1% of the Pool Balance as of the Cut-off Date for the applicable Mortgage Pool, the Directing Holder or the Special Servicer, as applicable, shall not repurchase any additional such Mortgage Loans pursuant to this Section 9.15(c) without the consent of the Certificate Insurer. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trustee, upon receipt of written certification from the Master Servicer of such deposit, shall release or cause to be released to the Directing Holder or the Special Servicer, as applicable, the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Directing Holder or the Special Servicer, as applicable, shall furnish and as shall be necessary to vest in the Directing Holder or the Special Servicer, as applicable, title to any Mortgage Loan released pursuant hereto.

     (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Master Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances and Advances, pursuant to Section 9.11(ii) or (iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Master Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Master Servicer or any Sub-Servicer pursuant to Section 9.11(iii).

     Section 9.16. Trustee to Cooperate; Release of Files. (a) Upon the
                   --------------------------------------
payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes), the Master Servicer shall deliver to the Trustee two (2) copies of a completed "Request for Release of Documents" in the form of Exhibit C or a mutually agreed upon format, which may be an electronic format. Upon receipt of such Request for Release of Documents, the Trustee shall promptly release the related Mortgage File, in trust to the Master Servicer, or (ii) such other party identified in the related Request for Release. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Master Servicer shall direct the Trustee in writing to execute an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Master Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Master Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

     (b) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any insurance policy relating to a Mortgage Loan, the Trustee shall (except in the case of the payment or liquidation pursuant to which the related Mortgage File is released to an escrow agent or an employee, agent or attorney of the Trustee), upon written request of the Master Servicer and delivery to the Trustee two (2) copies of a "Request for Release" in the form of Exhibit C or a mutually agreed upon format, which may be an electronic format, signed by a Servicing Officer, release the related Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Master Servicer. Such receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a Request for Release evidencing such liquidation, the receipt shall be released by the Trustee to the Master Servicer.

     (c) The Master Servicer shall have the right to accept applications of Mortgagors for consent to partial releases of Mortgages, (ii) alterations,
(iii) removal, demolition or division of properties subject to Mortgages and
(iv) second mortgage subordination agreements. No application for approval shall be considered by the Master Servicer unless: (w) it has received an Opinion of Counsel, addressed to the Certificate Insurer and the Trustee (which opinion shall not be an expense of the Trust Fund or the Certificate Insurer) that such sale, disposition, substitution, acquisition or contribution will not affect adversely the status of the Trust Fund as a REMIC or cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions; (x) the provisions of the related Note and Mortgage have been complied with; (y) the Loan-to-Value Ratio and debt-to-income ratio after any release does not exceed the maximum Loan-to-Value Ratio and debt-to-income ratio established in accordance with the underwriting standards of the Mortgage Loans; and (z) the lien priority of the related Mortgage is not affected. Upon receipt by the Trustee of a Servicing Officer's certificate setting forth the action proposed to be taken in respect of a particular Mortgage Loan and certifying that the criteria set forth in the immediately preceding sentence have been satisfied, the Trustee with the Consent of the Certificate Insurer shall execute and deliver to the Master Servicer the consent or partial release so requested by the Master Servicer. A proposed form of consent or partial release, as the case may be, shall accompany any Servicing Officer's certificate delivered by the Master Servicer pursuant to this paragraph. The Master Servicer shall only approve an application with the consent of the Certificate Insurer. The Master Servicer shall notify the Certificate Insurer and the Rating Agencies if an application is approved.

     Section 9.17. Servicing Compensation. As compensation for its activities
                   ----------------------
hereunder, the Master Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Mortgage Loan. The Master Servicer shall be entitled to retain additional servicing compensation in the form of release fees, bad check charges, assumption fees, modification or extension fees, late payment charges, or any other service-related fees, Insurance Proceeds and Liquidation Proceeds not required to be deposited in the Collection Account pursuant to Section 9.10(a)(iii) and similar items, to the extent collected from Mortgagors, including Prepayment Premiums, together with any interest or other income earned on funds held in the Collection Account or any escrow account.

     Section 9.18. Annual Statement as to Compliance. The Master Servicer, at
                   ---------------------------------
its own expense, will deliver to the Trustee, the Depositor, the Certificate Insurer and the Rating Agencies, not later than 90 days following the end of the fiscal year of the Master Servicer which as of the Startup Day ends on the last day of December, commencing in 1999, a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default, and (iii) the Master Servicer's short-term commercial paper rating.

     Section 9.19. Annual Independent Certified Public Accountants' Reports.
                   --------------------------------------------------------
(a) Not later than 90 days following the end of each fiscal year of the Master Servicer commencing in 1999, the Master Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Master Servicer a report stating that it has obtained a letter of representation regarding certain matters from the management of the Master Servicer which includes an assertion that the Master Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in either the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America or the Audit Program for Mortgages serviced by FHLMC, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and
(ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers. Immediately upon receipt of such report, the Master Servicer shall furnish a copy of such report to the Trustee, the Certificate Insurer, the Depositor and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is delivered by the Master Servicer to the Trustee.

     Section 9.20. Access to Certain Documentation and Information Regarding
                   ---------------------------------------------------------
the Mortgage Loans. The Master Servicer shall provide to the Trustee, the
------------------
Certificate Insurer and the supervisory agents and examiners of each of the foregoing (which, in the case of supervisory agents and examiners, may be required by applicable state and federal regulations) access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     Section 9.21. Assignment and Delegation by Master Servicer; Resignation
                   ---------------------------------------------------------
of Master Servicer. (a) The Master Servicer may assign its rights and delegate
------------------
its duties and obligations under this Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio with the written consent of the Certificate Insurer, provided that: the purchaser or transferee accepting such assignment and delegation (A) shall be satisfactory to the Trustee and the Certificate Insurer, (B) shall be (I) an established mortgage finance institution, bank or mortgage servicing institution, organized and doing business under the laws of any state of the United States or the District of Columbia, authorized under such laws to perform the duties of a servicer of mortgage loans or (II) a Person resulting from a merger, consolidation or succession that is permitted under Section 9.35, and (C) shall execute and deliver to the Trustee and the Certificate Insurer an agreement, in form and substance satisfactory to the Trustee and the Certificate Insurer, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement from and after the date of such agreement; (ii) as evidenced by a letter from each Rating Agency delivered to the Trustee and the Certificate Insurer, each Rating Agency's rating or ratings of the Certificates in effect immediately prior to such assignment and delegation will not be qualified, downgraded or withdrawn as a result of such assignment and delegation; (iii) the Master Servicer shall not be released from its obligations under this Agreement that arose prior to the effective date of such assignment and delegation under this Section 9.21(a); and (iv) the rate at which the Servicing Fee (or any component thereof) is calculated shall not exceed the rate in effect prior to such assignment and delegation. Upon acceptance of such assignment and delegation, the purchaser or transferee shall be the successor Master Servicer hereunder.

     (b) The Trustee and any successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification to all Mortgagors of the transfer of servicing. The Master Servicer agrees to cooperate with the Trustee and any successor Master Servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Master Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Master Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Master Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor Master Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Subject to subsection (c), if the Master Servicer is replaced hereunder, the Master Servicer agrees to reimburse the Trust Fund, the Certificateholders and the Certificate Insurer for the costs and expenses associated with the transfer of servicing to the replacement Master Servicer.

     (c) Any successor Master Servicer or successor Sub-Servicer (other than the Trustee), must be acceptable to the Certificate Insurer and upon assuming the duties of Master Servicer hereunder, shall immediately make all required Advances and deposit them to the Collection Account which the Master Servicer has theretofore failed to remit with respect to the Mortgage Loans; provided,
                                                                    --------
however, that if the Trustee is acting as successor Master Servicer, the
-------
Trustee shall only be required to make Advances (including the Advances described in this clause (c)) if, in the Trustee's reasonable good faith judgment, such Advances will ultimately be recoverable from the Mortgage Loans.

     (d) The successor Master Servicer shall give notice to the Certificate Insurer, to the Mortgagors, to Moody's and to Standard & Poor's of the transfer of the servicing to the successor Master Servicer.

     Section 9.22. Inspections by the Trustee and the Certificate Insurer;
                   -------------------------------------------------------
Errors and Omissions Insurance. (a) Upon reasonable notice, the Trustee, the
------------------------------
Certificate Insurer or any agents thereof may inspect the Master Servicer's servicing operations and discuss the servicing operations of the Master Servicer during the Master Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred
                       --------  -------
by the Master Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Master Servicer.

     (b) The Master Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Master Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans, unless the Master Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements from FNMA or FHLMC, unless the Master Servicer has obtained a waiver of such requirements from FNMA or FHLMC. The Master Servicer shall be deemed to have complied with this provision if a Master Servicer Affiliate has such errors and omissions policy and fidelity bond coverage and, by the terms of such insurance policy and fidelity bond, the coverage afforded thereunder extends to the Master Servicer. Any such errors and omissions policy or fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee and the Certificate Insurer. The Master Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon the request of the Trustee or the Certificate Insurer, the Master Servicer shall cause to be delivered to such requesting Person a certified true copy of such fidelity bond or errors and omission policy.

     Section 9.23. Title, Management and Disposition of REO Property. (a) The
                   -------------------------------------------------
deed or certificate of sale of any REO Property shall be taken in the name of the Master Servicer on behalf of the Trust Fund, or its nominee, on behalf of the Certificateholders and the Certificate Insurer. The Master Servicer, on behalf of the Trust Fund, shall either sell any REO Property not later than the latest of (i) three years following the end of the calendar year in which the acquisition occurred, (ii) the date to which the Internal Revenue Service grants an extension of time to sell such property or is deemed to have granted an such an extension under applicable Treasury regulations, and (iii) a date later than those described in clauses (i) and (ii) if the Master Servicer obtains an Opinion of Counsel (at the expense of the Trust Fund), addressed to the Trustee, the Depositor and the Certificate Insurer, to the effect that the holding by the Trust Fund of such REO Property for a period later than that described in clauses (i) and/or (ii) will not result in the imposition on the Trust Fund of taxes on "prohibited transactions" thereof, as defined in
Section 860F of the Code, or cause the Trust Fund to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Master Servicer shall manage, consent, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the Trust Fund of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

     (b) The Master Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to REO Properties an account held in trust for the Trustee for the benefit of the Certificateholders and the Certificate Insurer (the "REO Account"), which shall be an Eligible Account. The Master Servicer shall be permitted to allow the Collection Account to serve as the REO Account, subject to separate ledgers for each REO Property. The Master Servicer shall be entitled to retain or withdraw any interest income paid on funds deposited in the REO Account.

     (c) The Master Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Master Servicer manages and operates similar property owned by the Master Servicer or any of its Affiliates, all on such terms and for such period as the Master Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Master Servicer shall deposit, or cause to be deposited, on a daily basis in the REO Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

            (i) all insurance premiums due and payable in respect of such REO Property;

            (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

            (iii) all costs and expenses necessary to maintain such REO
     Property.

     To the extent that amounts on deposit in the REO Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Master Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Master Servicer would make such advances if the Master Servicer owned the REO Property and if in the Master Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

     Notwithstanding the foregoing, the Master Servicer shall not:

            (i) permit the Trust Fund to enter into, renew or extend any new lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

            (ii) permit any amount to be received or accrued under any new lease other than amounts that will constitute Rents from Real Property;

            (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

            (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Master Servicer has obtained an Opinion of Counsel, provided to the Trustee and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust Fund, in which case the Master Servicer may take such actions as are specified in such Opinion of Counsel.

     The Master Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

            (i) the terms and conditions of any such contract shall not be inconsistent herewith;

            (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Master Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

            (iii) none of the provisions of this Section 9.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Master Servicer of any of its duties and obligations to the Trustee on behalf of the Certificateholders and the Certificate Insurer with respect to the operation and management of any such REO Property; and

            (iv) the Master Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Master Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Master Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Master Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Master Servicer's compensation pursuant to Section 9.17 is sufficient to pay such fees.

     (d) In addition to the withdrawals permitted under Section 9.23(c), the Master Servicer may from time to time make withdrawals from the REO Account for any REO Property: to pay itself or any Sub-Servicer unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and Advances made in respect of such REO Property or the related Mortgage Loan. On the Master Servicer Remittance Date, the Master Servicer shall withdraw from each REO Account maintained by it and deposit into the Certificate Account in accordance with
Section 9.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 5.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 9.23(c) or this Section 9.23(d).

     (e) Subject to the time constraints set forth in Section 9.23(a), each REO Disposition shall be carried out by the Master Servicer at such price and upon such terms and conditions as the Master Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities and as are in accordance with general FNMA guidelines.

     (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Master Servicer or any Sub-Servicer as provided above, shall be deposited by the Master Servicer in the Certificate Account in accordance with Section 9.10(d)(ii) on the Master Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 5.02. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration and the Certificate Insurer consents thereto).

     (g) On or before February 28 of each year, the Master Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code and a copy thereof shall be sent to the Trustee promptly after the filing thereof.

     Section 9.24. Obligations of the Master Servicer in Respect of Prepayment
                   -----------------------------------------------------------
Interest Shortfalls. If a Principal Prepayment of a Mortgage Loan occurs
-------------------
during any Prepayment Period which gives rise to a Prepayment Interest Shortfall, any difference between the interest collected from the Mortgagor and the full month's interest at the Mortgage Rate less the Servicing Fee ("Compensating Interest") that is due shall be deposited by the Master Servicer (but not in excess of one-half of the Servicing Fee for the related Due Period on such Mortgage Loan) to the Collection Account on or before noon New York time on the related Master Servicer Remittance Date and shall be included in the Available Funds to be made available to the Trustee on such Master Servicer Remittance Date.

     Section 9.25. Reserved.
                   --------

     Section 9.26. Obligations of the Master Servicer in Respect of Mortgage
                   ---------------------------------------------------------
Rates and Monthly Payments. In the event that a shortfall in any collection on
--------------------------
or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Scheduled Principal Balances that were made by the Master Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Master Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trustee for deposit in the Certificate Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trustee, the Certificate Insurer, the Depositor and any successor master servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

     Section 9.27. Special Servicer. With respect to any Mortgage Loan that
                   ----------------
becomes a Specially Serviced Mortgage Loan, all servicing responsibilities shall be transferred from the Master Servicer or any Sub-Servicer to the Special Servicer. The Special Servicer shall, consistent with the Servicing Standard set forth in Section 9.01, perform the day-to-day servicing functions with respect to such Mortgage Loan. In connection therewith, the Special Servicer shall be entitled as compensation to (i) an amount payable from the Master Servicer equal to the Servicing Fee with respect to such Mortgage Loan,
(ii) the Special Servicer Fee payable only in accordance with Sections 5.02(b) and 5.02(c) and (iii) the Incentive Fee in accordance with the priority of distributions set forth in Section 5.02. The Special Servicer shall perform the duties and obligations set forth in Section 9.15 with respect to the realization of proceeds on any such Mortgage Loans.

     Section 9.28. Special Servicer Compensation. As consideration for
                   -----------------------------
servicing the Specially Serviced Mortgage Loans, the Special Servicer shall be entitled to the following compensation in accordance with the priority of distributions set forth in Section 5.02:

     (a) As compensation for servicing each Specially Serviced Mortgage Loan, the Special Servicer shall be paid the Special Servicer Fee with respect to each Specially Serviced Mortgage Loan for any calendar month or part thereof that such Mortgage Loan was a Specially Serviced Mortgage Loan. The Special Servicer shall not receive a Special Servicer Fee for any Resolved Mortgage Loan that becomes a Specially Serviced Mortgage Loan.

     (b) (i) If a Severely Delinquent Mortgage Loan which has not previously been converted to a Resolved Mortgage Loan is converted to a Paid-Off Mortgage Loan or Foreclosed Mortgage Loan, the Special Servicer Special Servicer Incentive Fee is calculated and the Special Servicer shall record such amount on the Incentive Register.

          (ii) (A) If a Severely Delinquent Mortgage Loan is converted to a Modified Mortgage Loan or a Reinstated Mortgage Loan which has not previously been converted to a Modified Mortgage Loan or a Reinstated Mortgage Loan, the Special Servicer Incentive Fee is calculated and the Special Servicer shall record in its records such amount relating to that particular Modified Mortgage Loan or Reinstated Mortgage Loan but shall not include such amount in the Incentive Register.

               (B) If such Modified Mortgage Loan or Reinstated Mortgage Loan subsequently becomes a Severely Delinquent Mortgage Loan, and is converted to a Foreclosed Mortgage Loan or a Paid-Off Mortgage Loan:

                    (1) If the Net Resolution Proceeds of such Foreclosed
               Mortgage Loan or Paid-Off Mortgage Loan equal 100% or more of the unpaid principal balance of such mortgage loan, then the Special Servicer Incentive Fee is not recalculated and the related Special Servicer Incentive Fee, as recorded by the Special Servicer pursuant to subheading (b)(ii)(A) of this Section, shall be recorded on the Incentive Register.

                    (2) If the Net Resolution Proceeds of such Foreclosed
               Mortgage Loan or Paid-Off Mortgage Loan are less than 100% of the unpaid principal balance of such mortgage loan, then the Special Servicer Incentive Fee is recalculated and the Special Servicer shall record such amount on the Incentive Register.

          (iii) If a Severely Delinquent Mortgage Loan is converted to a Modified Mortgage Loan or a Reinstated Mortgage Loan which has previously been converted to a Modified Mortgage Loan or a Reinstated Mortgage Loan, the Special Servicer Incentive Fee is not recalculated.

     (c) (i) Subject to clause (e) below, on the Determination Date in each calendar month, if the balance of the Incentive Register is greater than zero, the Special Servicer shall withdraw such amount from the Collection Account (only after all required payments have been made on the Class A Certificate and the Certificate Insurer pursuant to Section 5.02) )and deposit such amount in the Special Servicer Incentive Fee Account, and the balances of the Incentive Register shall be adjusted by the amount deposited in the Incentive Fee Account.

            (ii) On the first business day of each calendar month, if the balance of the Incentive Register is less than zero, the Special Servicer shall withdraw from the Incentive Fee Account, to the extent that funds are available in the Incentive Fee Account, an amount equal to the negative Special Servicer Incentive Fee amount and deposit such amounts in the Collection Account. The balance of the Incentive Register will be adjusted by the amount deducted from the Incentive Fee Account.

            (iii) The Special Servicer shall be entitled to any amount on deposit in the Incentive Fee Account on the first business day of the twelfth calendar month following the Closing Date. Thereafter, the Special Servicer shall be entitled to any amount on deposit in the Incentive Fee Account every six calendar months on the first business day of each such sixth calendar month.

     (d) The Special Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 9.29. Reports to the Securities and Exchange Commission. (a) The
                   -------------------------------------------------
Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Seller, the Trustee and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as is in the possession of such Person and that the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

     (b) The Trustee shall file with the Securities Exchange Commission a Form 15 with respect to the Trust as soon as practicable following the first date on which the conditions to filing thereof have been satisfied. Following the filing of such Form 15, the Trustee will submit a certificate addressed to an officer of the Depositor certifying that all filings under the Exchange Act have been made and shall attach a copy of acceptance slips for such filings. On the Closing Date, the Depositor shall provide the Trustee with a letter at closing, instructing the Trustee, as filing agent, to comply with the reporting obligations for the Trust under the Exchange Act.

     Section 9.30. Master Servicer's Financial Statements and Related
                   --------------------------------------------------
Information. For each year this Agreement is in effect, the Master Servicer
-----------
shall submit to the Trustee, the Certificate Insurer, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to May 31 of each year, beginning May 31, 2000. Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid-in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

     Section 9.31. Representations and Warranties of the Master Servicer. The
                   -----------------------------------------------------
Master Servicer hereby represents, warrants and covenants to the Trustee, for the benefit of each of the Trustee, the Certificateholders, the Certificate Insurer and to the Depositor that as of the Closing Date or as of such date specifically provided herein:

            (i) The Master Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Florida and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The Master Servicer has the full power and authority to conduct its business as presently conducted by it and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Master Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Depositor, the Special Servicer and the Trustee, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity;

            (iii) The execution and delivery of this Agreement by the Master Servicer and the performance of and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or by-laws or any law, rule, regulation, order, judgment, award, administrative interpretation, injunction, writ, decree or the like affecting the Master Servicer or by which the Master Servicer is bound or (B) result in a breach of or constitute a default under any indenture or other material agreement to which the Master Servicer is a party or by which the Master Servicer is bound, which in the case of either clause (a) or (b) will have a material adverse effect on the Master Servicer's ability to perform its obligations under this Agreement;

            (iv) The Master Servicer is a HUD approved mortgagee pursuant to
     Section 203 of the National Housing Act; no event has occurred, including but not limited to a change in insurance coverage, which would make the Master Servicer unable to comply with FHLMC or HUD eligibility requirements or which would require notification to FHLMC or HUD;

            (v) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (vi) With respect to each Mortgage Loan, the Master Servicer is in possession of a complete mortgage file, except for such documents as have been delivered to the Trustee;

            (vii) There are no actions or proceedings against, investigations known to it of, the Master Servicer before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement,
     (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Master Servicer of its obligations under, or validity or enforceability of, this Agreement; and

            (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 9.31 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trustee, the Depositor, the Certificateholders and the Certificate Insurer. Upon discovery by any of the Depositor, the Master Servicer, the Special Servicer or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Certificateholders and the Certificate Insurer, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Master Servicer, the Trustee and the Certificate Insurer.

     Section 9.32. Representations Regarding the Special Servicer. The Special
                   ----------------------------------------------
Servicer represents and warrants to the Trustee, the Certificate Insurer and the Master Servicer as of the Closing Date:

            (i) The Special Servicer is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Special Servicer, and in any event the Special Servicer is in compliance with the laws of any such state to the extent necessary to ensure enforceability of the terms of this Agreement; the Special Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Special Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized, this Agreement evidences the valid, binding and enforceable obligation of the Special Servicer and all requisite action has been taken by the Special Servicer to make this Agreement valid and binding upon the Special Servicer in accordance with its terms;

            (ii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Special Servicer;

            (iii) Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Special Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Special Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Special Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in violation of any law, rule regulation, order, judgment or decree to which the Special Servicer or its property is subject, or impair the ability of the Special Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

            (iv) The Special Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Special Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Special Servicer is solvent and the transfer of servicing responsibilities to the Special Servicer hereunder is not undertaken to hinder, delay or defraud any of the Special Servicer's creditors;

            (v) There is no action, suit, proceeding or investigation pending or threatened against the Special Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Special Servicer, or in any material impairment of the right or ability of the Special Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Special Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Special Servicer contemplated herein, or which would be likely to impair materially the ability of the Special Servicer to perform under the terms of this Agreement;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement, or if required, such approval has been obtained prior to each Transfer Date;

            (vii) The Special Servicer is an approved seller/servicer of conventional residential mortgage loans for FNMA or FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Special Servicer is in good standing to service mortgage loans for either FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Special Servicer unable to comply with either FNMA or FHLMC eligibility requirements or which would require notification to any of FNMA or FHLMC;

            (viii) No representation or warranty made by the Special Servicer pursuant to this Section 9.32 contains any untrue statement of fact or omits to state a material fact necessary to make the statements contained therein not misleading;

            (ix) The Special Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction; and

            (x) The Special Servicer is an "insured depository institution" as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, as amended, and accordingly, the Special Servicer makes the following additional representations and warrants:

                 (i) This Agreement conforms to all applicable statutory and regulatory requirements; and

                 (ii) This Agreement is (1) executed contemporaneously with the agreement reached by the parties hereto and the Special Servicer ,
            (2) approved by a specific corporate or banking association resolution by the Special Servicer's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Special Servicer. A copy of such resolution, certified by a vice president or higher officer of Special Servicer has been provided to the parties hereto.

     Section 9.33. Closing Certificate and Opinion. On or before the Closing
                   -------------------------------
Date, the Master Servicer shall cause to be delivered to the Depositor, the Certificate Insurer, Lehman Brothers Inc. and the Trustee an Opinion of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor, the Certificate Insurer and Lehman Brothers Inc., as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

     Section 9.34. Preparation of Tax Returns and Other Reports. (a) The
                   --------------------------------------------
Trustee shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Trustee shall file, federal tax returns and appropriate state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and the Trustee shall forward to the Depositor copies of all such returns and Form 1099 information and such other information within the control of the Trustee as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Trustee as are required by the Code and the REMIC Provisions to be furnished to them, and the Trustee will prepare, to the extent that it is familiar with applicable state requirements, and the Trustee at the written direction of the Master Servicer will file, annual reports (other than tax returns), if any, required by applicable state authorities, will file copies of this Agreement with the appropriate state authorities as may be required by applicable law, and will prepare and disseminate to Certificateholders Form 1099 (or otherwise furnish information within the control of the Trustee) to the extent required by applicable law.

     (b) The Trustee shall prepare and file with the Internal Revenue Service ("IRS"), on behalf of the Trust Fund, an application on IRS Form SS-4.

     (c) Reserved.

     Section 9.35. Merger or Consolidation. Any Person into which the Master
                   -----------------------
Servicer, the Special Servicer or the Depositor may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer, the Special Servicer or the Depositor shall be a party, or any Person succeeding to the business of the Master Servicer, the Special Servicer or the Depositor shall be the successor to the Master Servicer, the Special Servicer or the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for FNMA or FHLMC and shall have a net worth of not less than $30,000,000 and shall be acceptable to the Certificate Insurer.

     Section 9.36. Limitation on Liability of the Master Servicer, the Special
                   -----------------------------------------------------------
Servicer and Others.
-------------------

     Neither the Master Servicer or the Special Servicer nor any of the directors or officers or employees or agents of the Master Servicer or the Special Servicer shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action by the Master Servicer or the Special Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that
                                                       --------  -------
this provision shall not protect the Master Servicer, the Special Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or negligence in the performance of the duties of the Master Servicer or the Special Servicer or by reason of its reckless disregard of its obligations and duties of the Master Servicer or the Special Servicer, as applicable, hereunder; provided, further, that this
                                                --------  -------
provision shall not be construed to entitle the Master Servicer to indemnity in the event that amounts advanced by the Master Servicer to retire any senior lien exceed Liquidation Proceeds (in excess of related liquidation expenses) realized with respect to the related Mortgage Loan. The preceding sentence shall not limit the obligations of the Master Servicer pursuant to Section
6.12. The Master Servicer, the Special Servicer and any director or officer or employee or agent of the Master Servicer or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and
                                       ----- -----
submitted by any Person respecting any matters arising hereunder. The Master Servicer, the Special Servicer and any director or officer or employee or agent of the Master Servicer or the Special Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of the Master Servicer's or the Special Servicer's, as the case may be, willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. Each of the Master Servicer and the Special Servicer may with the consent of the Certificate Insurer undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Master Servicer and the Special Servicer shall each be entitled to be reimbursed therefor only pursuant to Section 9.11(vii). The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 9.21 or 6.14 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). The Special Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Special Servicer pursuant to Section 6.14 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination). This paragraph shall apply to the Master Servicer and the Special Servicer solely in their respective capacities as Master Servicer and Special Servicer, respectively, hereunder and in no other capacities.

     Section 9.37. Master Servicer Not to Resign.
                   -----------------------------

     Subject to the provisions of Section 9.35, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or
(ii) upon satisfaction of the following conditions: (a) the Master Servicer has proposed a successor servicer to the Trustee and the Certificate Insurer in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee and the Certificate Insurer prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Class A Certificates without regard to the Policy; and (c) such proposed successor servicer is acceptable to the Certificate Insurer, as evidenced by a letter to the Trustee; provided, however, that no such resignation by the Master Servicer shall become effective until such successor servicer or, in the case of (i) above, the Trustee shall have assumed the Master Servicer's responsibilities and obligations hereunder or the Trustee shall have designated a successor servicer in accordance with Section 7.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Section 6.14 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

     Section 9.38. Indemnification of the Trust and the Certificate Insurer by
                   -----------------------------------------------------------
the Master Servicer.
-------------------

     The Master Servicer shall indemnify and hold harmless the Trust, the Trustee and the Certificate Insurer and their officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Master Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this
Section 9.38 shall survive termination of the Agreement or the earlier of the resignation or removal of the Trustee.

     Section 9.39. Indemnification of the Trust and the Certificate Insurer by
                   -----------------------------------------------------------
the Special Servicer.
--------------------

     The Special Servicer shall indemnify and hold harmless the Trust, the Trustee and the Certificate Insurer and their officers, directors, agents and employees from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Special Servicer's willful misfeasance, bad faith or negligence in the performance of its activities in servicing or administering the Mortgage Loans pursuant to this Agreement, including, but not limited to, any judgment, award, settlement, reasonable fees of counsel of its selection and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim related to the Special Servicer's misfeasance, bad faith or negligence. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this
Section 9.39 shall survive termination of the Agreement or the earlier of the resignation or removal of the Trustee.

                                   ARTICLE X

                             REMIC ADMINISTRATION

     Section 10.01. REMIC Administration. (a) REMIC elections as set forth in
                    --------------------
the Preliminary Statement shall be made by the Trustee on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

     (b) The Closing Date is hereby designated as the "Startup Day" of each REMIC within the meaning of section 86OG(a)(9) of the Code.

     (c) The Master Servicer shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Master Servicer in fulfilling its duties hereunder (including its duties as tax return preparer). The Master Servicer shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Collection Account.

     (d) The Trustee shall prepare, and shall sign and file, all of each REMIC's federal and state tax and information returns as such REMIC's direct representative. The expenses of preparing and filing such returns shall be borne by the Master Servicer.

     (e) The Master Servicer or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Master Servicer shall provide
(i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization and (ii) to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

     (f) The Trustee, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, the Master Servicer nor the Holder of any Residual Certificate shall take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax. In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee and the Master Servicer, or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur.

     (g) Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Trustee at the written direction of the Master Servicer shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

     (h) The Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

     (i) No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement with respect to eligible substitute mortgage loans.

     (j) Neither the Trustee nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

     (k) Reserved.

     (l) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Holder of the Class VX Certificate and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class A-V Certificateholders to receive payments from any Basis Risk Reserve Fund in the event of a Basis Risk Shortfall as rights in an interest rate cap contract written by the Class VX Certificateholder in favor of the Class A-V Certificateholders. Thus, each Class A-V Certificate shall be treated as representing not only ownership of regular interests in REMIC 3, but also ownership of an interest in an interest rate cap contract that is separate from such regular interests within the meaning of Treasury regulation Section
1.860 G-2(i). For purposes of determining the issue prices of the REMIC 3 regular interests, the Trustee shall assume that the interest rate cap contract has only a nominal value of $5,000.

     (m) The Trustee shall treat the rights of the Class A-F Certificateholders to receive payments in excess of the Group F Net Mortgage Rate as rights in an interest rate cap contract written by the Class VX Certificateholder in favor of the Class A-F Certificateholder. Thus, each Class A-F Certificate shall be treated as representing not only ownership of regular interests in REMIC 3, but also ownership of an interest in an interest rate cap contract that is separate from such regular interests within the meaning of Treasury regulation Section 1.860 G-2(i). For purposes of determining the issue prices of the REMIC 3 regular interests, the Trustee shall assume that the interest rate cap contract has only a nominal value of $5,000.

     Section 10.02. Prohibited Transactions and Activities. Neither the
                    --------------------------------------
Depositor, the Master Servicer, the Special Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to
Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel, addressed to the Certificate Insurer and the Trustee (at the expense of the party causing such sale, disposition, or substitution), that such disposition, acquisition, substitution, or acceptance will not (a) affect adversely the status of any such REMIC as a REMIC or of the interests therein other than the Residual Certificates as the regular interests therein,
(b) affect the distribution of interest or principal on the Certificates, (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement) or (d) cause any such REMIC to be subject to a tax on prohibited transactions or prohibited contributions pursuant to the REMIC Provisions.

     Section 10.03. Indemnification with Respect to Certain Taxes and Loss of
                    ---------------------------------------------------------
REMIC Status. (a) In the event that any REMIC fails to qualify as a REMIC,
------------
loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Master Servicer of its duties and obligations set forth herein, the Master Servicer shall indemnify the Holder of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Master Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor, the Class X Certificateholder or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Master Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Master Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

     (b) If the Internal Revenue Service determines that one of the REMICs established hereunder recognized income from a prohibited transaction within the meaning of Section 860F(a)(2) of the Code as a result of the lapse of the Class X Certificateholder's right to effect a Special Termination of the Trust Fund by purchasing the assets of the Trust Fund, then Lehman Capital shall indemnify the Trust Fund for any such tax and any tax imposed upon such indemnification.

     Section 10.04. Reserved.
                    --------

                                  ARTICLE XI

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

     Section 11.01. Rights of the Certificate Insurer To Exercise Rights of
                    -------------------------------------------------------
Class A Certificateholders.
--------------------------

     Each of the Depositor, the Seller, the Master Servicer, the Special Servicer and the Trustee, and by accepting its Certificate, each Class A Certificateholder, agrees that unless a Certificate Insurer Default has occurred and is continuing, the Certificate Insurer shall have the right to exercise all rights of the Class A Certificateholders under this Agreement without any further consent of the Class A Certificateholders.

     In addition, each Class A Certificateholder agrees that, unless a Certificate Insurer Default has occurred and is continuing, the rights of the Class A Certificateholders specifically set forth herein may be exercised by the Class A Certificateholders only with the prior written consent of the Certificate Insurer.

     Section 11.02. Trustee To Act Solely with Consent of the Certificate
                    -----------------------------------------------------
Insurer.
-------

     Unless a Certificate Insurer Default has occurred and is continuing, the Trustee shall not:

               (a) agree to any amendment pursuant to Section 12.03; or

               (b) undertake any litigation pursuant to Section 6.02(vi) or any litigation which could result in a claim of or a payment from the Trust Fund;

               (c) exercise any of the remedies available under Sections 6.14, 6.15, 6.16, 6.18 or 6.19;

without the prior written consents of the Certificate Insurer and the Rating Agencies, which consents shall not be unreasonably withheld. In addition, the Certificate Insurer shall have the right to direct the Trustee to enforce the rights assigned to the Trustee under the Mortgage Loan Purchase Agreement, the Mortgage Loan Sale Agreement and any Sub-Servicing Agreement and all other rights as specified in this Agreement.

Notwithstanding anything to the contrary contained herein, during the continuance of a Certificate Insurer Default, all of the Certificate Insurer's rights with respect to the exercise of remedies, the granting or withholding of consents and the undertaking of any litigation shall revert back to the Class A Certificateholders.

     Section 11.03. Trust Fund and Accounts Held for Benefit of the
                    -----------------------------------------------
Certificate Insurer.
-------------------

     The Trustee shall hold the Trust Fund and the Mortgage Files for the benefit of the Certificateholders and the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 2.01 and 2.02) and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement and the Certificates.

     The Master Servicer and the Special Servicer each hereby acknowledge and agree that each of them to the extent of their duties hereunder shall service and administer the Mortgage Loans and any REO Properties, and shall maintain the Collection Account and any REO Account, for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 9.01 and 9.10) to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default has occurred and is continuing, the Master Servicer shall not terminate any Sub-Servicing Agreements without cause without the prior consent of the Certificate Insurer. Unless a Certificate Insurer Default has occurred and is continuing, neither the Master Servicer nor the Depositor shall undertake any litigation pursuant to Section 9.36 (other than litigation to enforce their respective rights hereunder) without the prior consent of the Certificate Insurer.

     Section 11.04. Claims Upon the Policies; Policy Payments Account.
                    -------------------------------------------------

     (a) If, by the close of business on the fourth Business Day prior to a Distribution Date, the Trustee determines that, based on the information provided by the Servicer, a Deficiency Amount for any Distribution Date is expected to be greater than zero, then the Trustee shall give notice to the Certificate Insurer by telephone or telecopy of the amount of such Deficiency Amount. Such notice of such Deficiency Amount shall be confirmed in writing in the form set forth as Exhibit A of the Policies, to the Certificate Insurer and the Fiscal Agent (as defined in the Policies), if any, at or before 12:00 noon, New York time, on the third Business Day prior to such Distribution Date. Following receipt by the Certificate Insurer of such notice in such form, the Certificate Insurer or the Fiscal Agent will pay any amount payable under the Policy on the later to occur of (i) 12:00 noon, New York time, on the third Business Day following such receipt and (ii) 12:00 noon, New York time, on the Distribution Date to which such deficiency relates, as provided in the applicable Policy.

     (b) The Trustee shall establish a segregated trust account for the benefit of Holders of the Class A Certificates and the Certificate Insurer referred to herein as the "Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Policies in the Policy Payments Account and distribute such amount only for purposes of payment to Holders of Class A Certificates of the Insured Payment for which a claim was made, and such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund or any other Person. Amounts paid under the Policies shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to applicable Holders of Class A Certificates in accordance with Sections 5.02(b) and (c), as applicable, subject to the terms of the related Policy, as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payment with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Class A Certificates to be paid from funds transferred from the Policy Payments Account shall be noted as provided in paragraph (c) below in the Certificate Register and in the statement to be furnished to Holders of the Class A Certificates and Residual Certificates pursuant to Section 4.03. Funds held in the Policy Payments Account shall not be invested.

     On any Distribution Date with respect to which a claim has been made under a Policy, the amount of any funds received by the Trustee as a result of any claim under a Policy, to the extent required to make the Insured Payment on such Distribution Date, shall be withdrawn from the Policy Payments Account and deposited in the Certificate Account and applied by the Trustee, together with the other funds to be withdrawn from the Certificate Account pursuant to Sections 5.02(b) and (c), as applicable, subject to terms of the related Policy, directly to the payment in full of the Insured Payment due on the Class A Certificates. Funds received by the Trustee as a result of any claim under the Policies shall be deposited by the Trustee in the Policy Payments Account and used solely for payment to the Holders of the Class A Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund or any other Person. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

     (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Class A Certificate from moneys received under the Policies. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior written notice to the Trustee.

     (d) The Trustee shall promptly notify the Certificate Insurer and Fiscal Agent of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Class A Certificateholder, by its purchase of Class A Certificates, the Master Servicer and the Trustee hereby agree that the Certificate Insurer (so long as a Certificate Insurer Default ((a) of the definition thereof herein) has not occurred and is not continuing) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersede as or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Master Servicer, the Trustee and each Class A Certificateholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

     Section 11.05. Effect of Payments by the Certificate Insurer;
                    ----------------------------------------------
Subrogation.
-----------

     Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Class A Certificates which is made with moneys received pursuant to the terms of the related Policy shall not be considered payment of such Class A Certificates from the Trust Fund and shall not result in the payment of or the provision for the payment of the principal of or interest on such Class A Certificates within the meaning of Section
5.02. The Depositor, the Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Depositor, the Master Servicer, the Trustee or the Certificate Registrar (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Class A Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust Fund and
(b) the Certificate Insurer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

     The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

     Section 11.06. Notices to the Certificate Insurer.
                    ----------------------------------

     All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to any of the Certificateholders shall also be sent to the Certificate Insurer.

     Section 11.07. Third-Party Beneficiary.
                    -----------------------

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

     Section 11.08. Trustee to Hold the Policy.
                    --------------------------

     The Trustee will hold the Policies in trust as agent for the Holders of the Class A Certificates for the purpose of making claims thereon and distributing the proceeds thereof. Neither the Policies nor the amounts paid on the Policies will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Holder of Class A Certificates, by accepting its Class A Certificates, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Policies.

                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     Section 12.01. Binding Nature of Agreement; Assignment. This Agreement
                    ---------------------------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 12.02. Entire Agreement. This Agreement contains the entire
                    ----------------
agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 12.03. Amendment. (a) This Agreement may be amended from time to
                    ---------
time by the Depositor, the Master Servicer and the Trustee, without notice to or the consent of any of the Holders, but only with the consent of the Certificate Insurer (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or the Policies or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to this Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder or the Certificate Insurer. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee, and the Master Servicer and the Certificate Insurer, may from time to time consent to the amendment of the Policy with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby, and in the case of an amendment to this Agreement, with the consent of the Certificate Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC as a REMIC or cause a tax to be imposed on such REMIC; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate or distributions or payments under the Policy which are required to be made on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     (c) Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and to the Rating Agencies. In addition, promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting such amendment to the Certificate Insurer.

     (d) It shall not be necessary for the consent of Holders under this
Section 12.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) Notwithstanding anything to the contrary in any Sub-Servicing Agreement, the Trustee shall not consent to any amendment of any Sub-Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

     Section 12.04. Voting Rights. Except to the extent that the consent of
                    -------------
all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Trustee or any Servicer or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Trustee or any Servicer or any Affiliate thereof.

     Section 12.05. Provision of Information. (a) For so long as any of the
                    ------------------------
Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, Master Servicer and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act. Any reasonable, out-of-pocket expenses incurred by the Trustee in providing such information shall be reimbursed by the Depositor.

     (b) The Master Servicer will provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to
Section 9.29 and (ii) a copy of any other document incorporated by reference in the Prospectus.

     (c) On each Distribution Date, the Trustee shall deliver or cause to be delivered by first class mail to the Depositor, Attention: Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.03.

     Section 12.06. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

     Section 12.07. Notices. All demands, notices and communications hereunder
                    -------
shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities Corporation, 200 Vesey Street, 12th Floor, New York, New York 10285, Attention: Mark Zusy,
(b) in the case of the Seller, LMAC, Inc., The Forum, 1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401, Attention: Secretary, (c) in the case of the Trustee, 450 West 33rd Street, New York, New York 10001,
Attention: Capital Markets Fiduciary Services (Ocwen 1999-OFS1), (d) in the case of the Certificate Insurer, 113 King Street, Armonk, New York 10504,
Attention: Insured Portfolio Management, Structured Finance (IPM-SF) -- Ocwen Home Equity Loan Trust 1999-OFS1, (e) in the case of Moody's, Home Mortgage Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Group, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. In each case in which a notice or other communication to the Certificate Insurer refers to an Event of Default or a claim under the Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group and shall be marked "URGENT MATERIAL ENCLOSED". Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. Any notice or other document required to be delivered or mailed by the Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Trustee shall have no liability for failure to delivery such notice or document to any Rating Agency. Any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     Section 12.08. Severability of Provisions. If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 12.09. Indulgences; No Waivers. Neither the failure nor any delay
                    -----------------------
on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 12.10. Headings Not To Affect Interpretation. The headings
                    -------------------------------------
contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

     Section 12.11. Benefits of Agreement. This Agreement will inure to the
                    ---------------------
benefit of and be binding upon the parties hereto, the Certificateholders, the Certificate Owners, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

     Section 12.12. Special Notices to the Rating Agencies. (a) The Depositor
                    --------------------------------------
shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 12.03;

            (ii) any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

            (iii) the occurrence of any Event of Default described in Section 6.14;

            (iv) any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

            (v) the appointment of any successor to any Master Servicer pursuant to Section 6.14;

            (vi) the making of a final payment pursuant to Section 7.02; and

            (vii) any termination of the rights and obligations of the Master Servicer under the Agreement.

     (b) All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

     If to Moody's, to:

     Moody's
     Home Mortgage Loan Monitoring Group
     99 Church Street
     4th Floor
     New York, New York  10007

     If to S&P, to:

     Standard & Poor's Rating Services
     55 Water Street
     New York, New York  10041
     Attention:  Residential Mortgages

     (c) The Trustee shall deliver to the Rating Agencies reports prepared pursuant to Section 4.03.

     Section 12.13. Counterparts. This Agreement may be executed in one or
                    ------------
more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     Section 12.14. No Petition. So long as this Agreement is in effect, and
                    -----------
for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor or the Seller.

     IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer and the Special Servicer have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

                                             STRUCTURED ASSET SECURITIES

                                             CORPORATION, as Depositor

                                             By:_______________________________
                                                Name:
                                                Title:

                                             THE CHASE MANHATTAN BANK,
                                             as Trustee

                                             By:_______________________________
                                                Name:
                                                Title:

                                             OCWEN FINANCIAL SERVICES, INC.,
                                             as Master Servicer

                                             By:_______________________________
                                                Name:
                                                Title:

                                             OCWEN FEDERAL BANK FSB,
                                             as Special Servicer

                                             By:_______________________________
                                                Name:
                                                Title:

STATE OF NEW YORK    )
                     )ss.:
COUNTY OF NEW YORK   )

     On the 24th day of June 1999 before me, a Notary Public in and for said
State, personally appeared [         ], known to me to be a Vice President of
STRUCTURED ASSET SECURITIES CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed in on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________________
Notary Public

STATE OF NEW YORK     )
                      )ss.:
COUNTY OF NEW YORK    )

     On the 24th day of June 1999 before me, a Notary Public in and for said
State, personally appeared [        ], known to me to be a Vice President of
STRUCTURED ASSET SECURITIES CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed in on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________________
Notary Public

STATE OF NEW YORK     )
                      )ss.:
COUNTY OF NEW YORK    )

     On the 24th day of June 1999 before me, a Notary Public in and for said
State, personally appeared [        ], known to me to be a Vice President of
STRUCTURED ASSET SECURITIES CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed in on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________________
Notary Public

STATE OF NEW YORK      )
                       )ss.:
COUNTY OF NEW YORK     )

     On the 24th day of June 1999 before me, a Notary Public in and for said
State, personally appeared [        ], known to me to be a Vice President of
STRUCTURED ASSET SECURITIES CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed in on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

_____________________________
Notary Public

                                   EXHIBIT A
                                   ---------

                             FORMS OF CERTIFICATES

                                  EXHIBIT B-1
                                  -----------

                         FORM OF INITIAL CERTIFICATION


                                                 _____________________________
                                                             Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

         Re: Trust Agreement (the "Trust Agreement"), dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, The Chase Manhattan Bank, as Trustee, Ocwen Financial Services, Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Special Servicer, with respect to Home Equity Loan Asset Backed Certificates, Series 1999-OFS1

Ladies and Gentlemen:

         In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that it (or its custodian) has received the documents listed in Section 2.01(b) of the Trust Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A to the Trust Agreement, subject to any exceptions noted on Schedule I hereto.

         Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is subject in all respects to the terms of Section
2.02 of the Trust Agreement and the Trust Agreement sections cross-referenced therein.

                                            [[Custodian], on behalf of]
                                            THE CHASE MANHATTAN BANK,
                                            as Trustee

                                            By:______________________________
                                               Name:
                                               Title:

                                  EXHIBIT B-2
                                  -----------

                                   RESERVED

                                  EXHIBIT B-3
                                  -----------

                          FORM OF FINAL CERTIFICATION


                                                 _____________________________
                                                             Date

Structured Asset Securities Corporation
200 Vesey Street
New York, New York 10285

         Re: Trust Agreement (the "Trust Agreement"), dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, The Chase Manhattan Bank, as Trustee, Ocwen Financial Services, Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Special Servicer, with respect to Home Equity Loan Asset Backed Certificates, Series 1999-OFS1

Ladies and Gentlemen:

         In accordance with Section 2.02(c) of the Trust Agreement, the undersigned, as [Custodian on behalf of the] Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

         The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan
Schedule is correct.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

                                               [[Custodian], on behalf of]

                                               THE CHASE MANHATTAN BANK,
                                               as Trustee

                                               By:_____________________________
                                                  Name:
                                                  Title:

                                  EXHIBIT B-4
                                  -----------

                              FORM OF ENDORSEMENT

         Pay to the order of The Chase Manhattan Bank, as trustee (the "Trustee") under the Trust Agreement dated as of June 1, 1999, among Structured Asset Securities Corporation, as Depositor, the Trustee, the Master Servicer and the Special Servicer relating to Home Equity Loan Asset Backed Certificates, Series 1999-OFS1, without recourse.





                                   __________________________________
                                   [current signatory on note]

                                   By:_______________________________
                                      Name:
                                      Title:

                                   EXHIBIT C
                                   ---------

                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT


                                                _____________________________
                                                            Date

[Addressed to Trustee
or, if applicable, custodian]

[The Chase Manhattan Bank
c/o Chase Bank of Texas, N.A.
801 West Greens Road, Suite 200
Houston, Texas 77067
Attn:    Custody Manager]

         In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and you, as Trustee (the "Trust Agreement"), the undersigned Master Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

____ 1. Mortgage Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

____ 2.  The Mortgage Loan is being foreclosed.

____ 3. Mortgage Loan substituted. (The Master Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

____ 4. Mortgage Loan purchased. (The Master Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

____ 5.  Other. (Describe)

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

     Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.



                                            _____________________________
                                            [Name of Master Servicer]

                                            By:__________________________
                                               Name:
                                               Title: Servicing Officer

                                  EXHIBIT D-1
                                  -----------

         FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF          )
                  )ss.:
COUNTY OF         )

     [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1.   That he [she] is [title of officer] ________________________ of
          [name of Purchaser] _________________________________________ (the
          "Purchaser"), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2.   That the Purchaser's Taxpayer Identification Number is [           ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any "electing large partnership" within the meaning of Section 775 of the Code, or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

     4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     5. That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, The Chase Manhattan Bank, as Trustee, Ocwen Financial Services, Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Special Servicer, dated as of June 1, 1999, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit D-2 to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia, or an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.

     11. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the Trust Fund pursuant to the Trust Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.


                                     _________________________________
                                     [name of Purchaser]

                                     By:______________________________
                                        Name:
                                        Title:

     Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

     Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC


______________________________


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                                  EXHIBIT D-2
                                  -----------

             RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)


                                                  _____________________________
                                                              Date

          Re:  Home Equity Loan Asset Backed Certificates, Series 1999-OFS1
               ------------------------------------------------------------

     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no
actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                               Very truly yours,

                                               _____________________________
                                               Name:
                                               Title:

                                   EXHIBIT E
                                   ---------

                                   RESERVED

                                   EXHIBIT F
                                   ---------

                    FORM OF RULE 144A TRANSFER CERTIFICATE

          Re:  Home Equity Loan Asset Backed
               Certificates, Series 1999-OFS1
               ------------------------------

     Reference is hereby made to the Trust Agreement dated as of June 1, 1999 (the "Trust Agreement") among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and The Chase Manhattan Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

     This letter relates to $__________ initial Certificate Balance of Class Certificates which are held in the form of Definitive Certificates registered in the name of (the "Transferor"). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

     In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.


                                         _____________________________________
                                         [Name of Transferor]

                                         By:__________________________________
                                            Name:
                                            Title:

Dated: ___________, ____

                                   EXHIBIT G
                                   ---------

                        FORM OF PURCHASER'S LETTER FOR
                       INSTITUTIONAL ACCREDITED INVESTOR


                                                  _____________________________
                                                              Date

Dear Sirs:

     In connection with our proposed purchase of $______________ principal amount of Home Equity Loan Asset Backed Certificates, Series 1999-OFS1 (the "Privately Offered Certificates") of Structured Asset Securities Corporation (the "Depositor"), we confirm that:

(1) We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within three years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to "qualified institutional buyers" (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act ("QIBs"), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an "Institutional Accredited Investor") which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of June 1, 1999 among the Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and The Chase Manhattan Bank, as Trustee (the "Trustee"), a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

     Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

         You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                           Very truly yours,


                                           __________________________________
                                           [Purchaser]

                                           By: ______________________________
                                               Name:
                                               Title:

                                   EXHIBIT H
                                   ---------

                       FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK     )
                      )ss.:
COUNTY OF NEW YORK    )

     The undersigned, being first duly sworn, deposes and says as follows:

          1. The undersigned is the ______________________ of (the
     "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

          2. The Investor either (x) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or (2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Master Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee, the Master Servicer or the Depositor.

          3. The Investor hereby acknowledges that under the terms of the Trust Agreement (the "Agreement") among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and The Chase Manhattan Bank, as Trustee, dated as of June 1, 1999, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .


                                            _____________________________
                                            [Investor]

                                            By:__________________________
                                               Name:
                                               Title:

ATTEST:

_____________________________

STATE OF              )
                      )ss.:
COUNTY OF             )

     Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

     Subscribed and sworn before me this _____ day of _________ 199_.


                                                _____________________________
                                                NOTARY PUBLIC

                                                My commission expires the
                                                _____ day of __________, 19__.

                                   EXHIBIT I
                                   ---------

                                   RESERVED

                                   EXHIBIT J
                                   ---------

                                   RESERVED

                                   EXHIBIT K
                                   ---------

                              CUSTODIAL AGREEMENT

                                  SCHEDULE A
                                  ----------

                            MORTGAGE LOAN SCHEDULE








                                                            Execution



------------------------------------------------------------------



                   STRUCTURED ASSET SECURITIES CORPORATION,

                                 as Purchaser

                                      and

                                  LMAC, INC.

                                   as Seller

                         MORTGAGE LOAN SALE AGREEMENT

                           Dated as of June 1, 1999

                 Fixed Rate and Adjustable Rate Mortgage Loans

                    Ocwen Home Equity Loan Trust 1999-OFS1

--------------------------------------------------------------------------------

                              Table of Contents
                                                                          Page
                                  ARTICLE I
                                 DEFINITIONS

     Section 1.1  Definitions................................................1

                                  ARTICLE II
              SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.1  Sale of Mortgage Loans.....................................2
     Section 2.2  Obligations of Seller Upon Sale............................2
     Section 2.3  Payment of Purchase Price for the Mortgage Loans...........4
     Section 2.4  Assignment.................................................5

                                 ARTICLE III
             REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.1  Seller Representations and Warranties Relating to the
                   Mortgage Loans............................................5
     Section 3.2  Seller Representations and Warranties.....................15

                                  ARTICLE IV
                              SELLER'S COVENANTS

     Section 4.1  Covenants of the Seller...................................17

                                  ARTICLE V
              INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

     Section 5.1  Indemnification...........................................17
     Section 5.2  Obligations of Ocwen Financial Services, Inc..............20

                                  ARTICLE VI
                                 TERMINATION

     Section 6.1  Termination...............................................20

                                 ARTICLE VII
                           MISCELLANEOUS PROVISIONS

     Section 7.1  Amendment.................................................21
     Section 7.2  Governing Law.............................................21
     Section 7.3  Notices...................................................21
     Section 7.4  Severability of Provisions................................21
     Section 7.5  Counterparts..............................................21
     Section 7.6  Further Agreements........................................22
     Section 7.7  Intention of the Parties..................................22
     Section 7.8  Successors and Assigns: Assignment of Purchase Agreement..22
     Section 7.9  Survival..................................................23
     Section 7.10 No Petition...............................................23

Schedule I Mortgage Loans.................................................I-1

         MORTGAGE LOAN SALE AGREEMENT, dated as of June 1, 1999 (the "Agreement"), between LMAC, Inc. (the "Seller") and Structured Asset Securities Corporation (the "Purchaser").

                              W I T N E S S E T H
                              - - - - - - - - - -

         WHEREAS, the Seller is the owner of (i) the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the "Mortgage Loans"); and

         WHEREAS, the Seller, as of the date hereof owns, the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

         WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

         WHEREAS, pursuant to the terms of a Trust Agreement dated as of June 1, 1999 (the "Trust Agreement") among the Purchaser, as depositor, Ocwen Financial Services, Inc., as master servicer, Ocwen Federal Bank FSB, as special servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to Ocwen Home Equity Loan Trust 1999-OFS1 (the "Trust").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Definitions. All Capitalized terms used but not defined
                     -----------
herein and below shall have the meanings assigned thereto in the Trust
Agreement.

         (a) "Seller Information": The information in the Prospectus
              ------------------
     Supplement as follows: in the second paragraph on the cover page, "Summary of Terms--Seller," "--Master Servicer," "--Subservicer and Special Servicer," "--Mortgage Loans," the first, second and third sentences under "Risk Factors--The Unique Features of the Mortgage Loans Create Special Risks--The Borrowers Have Less Than Perfect Credit," the first sentence under "--Certain Borrowers Have Little Equity in the Properties," the second sentence under "--Newly Originated Mortgage Loans May Default," the first sentence under "--Balloon Loans May Have Higher Rates of Default," the first sentence under "--Geographic Concentration Increases Risks," the first sentence under "--Concentration of Loans with Rates Less than the Pass-Through Rates," the sixth and seventh sentences under "--The Return on Your Investment Will Change Over Time-- The Rate of Return of Principal is Uncertain," the first paragraph, the first sentence under the fourth paragraph, the fifth paragraph, and the sixth paragraph under "-- Underwriting Standards, Limited Operating History and Potential Delinquencies," the third sentence under "--The Trust Assets
     Are the Only Source of Payments on the Offered Certificates," the fifth sentence under "--Computer Problems in the Year 2000 May Result in Losses," "Description of the Mortgage Pool," "The Master Servicer,"
     "Ocwen Federal Bank FSB" and the first sentence of the third paragraph under "Yield, Prepayment and Weighted Average Life--General."

                                  ARTICLE II
              SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.1 Sale of Mortgage Loans. (a) The Seller, concurrently with
                     ----------------------
the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, (i) all of its right, title and interest in and to each Mortgage Loan, including the related Cut-off Date Scheduled Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due and received after the Cut-off Date; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; and (iv) all proceeds of any of the foregoing.

         Section 2.2 Obligations of Seller Upon Sale. In connection with any
                     -------------------------------
transfer pursuant to Sections 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-off Date, (i) its account number and (ii) the Cut-off Date Scheduled Principal Balance. Such file, which forms a part of Schedule A to the Trust Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

         In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan (the "Related Documents"):

         (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of The Chase Manhattan Bank, as Trustee for the registered holders of Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

         (ii) the original of any guarantee executed in connection with the Mortgage Loans assigned to the Purchaser;

         (iii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified by the Seller to be a true and complete copy of the original submitted for recording with the recorded original to be delivered by the Seller to the Purchaser or any assignee, transferee or designee of the Purchaser within ninety days of the Closing Date;

         (iv) an original Assignment of the Mortgage executed in the following form: "The Chase Manhattan Bank, as Trustee for the registered holders of the Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1;

         (v) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii), if any such Assignment of Mortgage has been submitted for recording but has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment of Mortgage certified by the Seller to be a true and complete copy of the original submitted for recording with the recorded original to be delivered by the Seller to the Purchaser or any assignee, transferee or designee of the Purchaser within ninety days of the Closing Date;

         (vi) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

         (vii) the original lender's title insurance policy or attorney's opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or an attorney's opinion and abstract of title;

         (viii) if applicable, such original intervening assignments of the Mortgage, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), as may be necessary to show a complete chain of assignment from the originator, or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Trustee and the Certificate Insurer that such original Intervening Assignment is not required to enforce the Trustee's interest in the Mortgage Loans;

         (ix) the original Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required; and

         (x) the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage or as to any security agreement, chattel mortgage or their equivalent that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer's Certificate of the Seller certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Trustee (or its custodian) is a true copy and that the original of such document has been forwarded to the public recording office.

         The Seller hereby confirms to the Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms of the Trust Agreement.

         In all instances where the original recorded Mortgage is not delivered as provided in clause (iii) above and instances where intervening assignments with evidence of recording thereon called for by (v) above are unavailable, the Seller will deliver or cause to be delivered the original recorded Mortgage and intervening assignments with evidence of recording thereon, as applicable, to the Trustee, as assignee of the Purchaser, promptly upon receipt thereof but in no event later than one year after the Closing Date.

         The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing and hereafter created, conveyed to it pursuant to Section 2.1.

         The parties hereto intend that the transaction set forth herein be a sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Trust Agreement.

         Section 2.3 Payment of Purchase Price for the Mortgage Loans. (a) In
                     ------------------------------------------------
consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to the sum of $144,872,940.96 in respect of the Mortgage Loans (the "Purchase Price"), net of an expense reimbursement amount of $65,298.05 (the "Expense Reimbursement Amount"), and to transfer to the Seller on the Closing Date the Class FX, the Class VX and the Class R Certificates. The Expense Reimbursement Amount shall reimburse the Purchaser for the Purchaser's Securities and Exchange Commission registration statement fees and the Purchaser's registration statement administration fees allocable to the Trust. The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and expenses of the Certificate Insurer and its counsel, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any. If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon notice by the Purchaser to the Seller.

         (b) Within 30 days of the Closing Date, the Seller, at its own expense, shall record each Assignment of Mortgage in favor of the Trustee as transferee of the Purchaser pursuant to the Trust Agreement in the appropriate real property or other records. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within the applicable time period set forth above, such Assignment of Mortgage shall be submitted for recording within 30 days after receipt of such information but in no event later than 180 days from the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section 2.3(b). The Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall promptly prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to repurchase or substitute a Qualifying Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of the Trust Agreement.

         Section 2.4 Assignment. The Seller hereby assigns all of its right,
                     ----------
title and interest in and to the Mortgage Loans and the Mortgage Loan Purchase Agreement, to the Depositor. The parties hereto agree that the Depositor and the Certificate Insurer shall be a third party beneficiary in respect of this Agreement, and the Seller hereby incorporates and restates its representations, warranties and covenants as set forth herein for the benefit of the Depositor and the Certificate Insurer. The rights of the Depositor and the Certificate Insurer as third party beneficiary shall be irrevocable and coupled with an interest.

         Pursuant to a Trust Agreement, the Depositor will assign all of its right, title and interest in and to the Mortgage Loans, together with its rights under this Agreement, to the Trustee. The parties hereto agree that the Trustee and the Certificate Insurer shall be a third party beneficiary in respect of this Agreement, and the Seller hereby incorporates and restates its representations, warranties and covenants as set forth herein for the benefit of the Trustee and the Certificate Insurer. The rights of the Trustee and the Certificate Insurer as third party beneficiary shall be irrevocable and coupled with an interest.

                                 ARTICLE III
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.1 Seller Representations and Warranties Relating to the
                     -----------------------------------------------------
Mortgage Loans. The Seller hereby represents and warrants with respect to each
--------------
Mortgage Loan to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

         (a) The Seller has good, indefeasible and marketable title to and is the sole owner and holder of the Mortgage Loan.

         (b) Immediately prior to the transfer and assignment to the Purchaser, the related Mortgage Note and the Mortgage Loan were not subject to an assignment or pledge, and the Seller has full right and authority, subject to no interest or participation of any Person, to sell and assign the Mortgage Loan. The rights with respect to each Mortgage Loan are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

         (c) The Seller is transferring such Mortgage Loan to the Purchaser free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans.

         (d) The information set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such schedule.

         (e) The Mortgage Loan has been acquired, serviced, collected and otherwise dealt with by the Seller and any affiliate of the Seller in compliance with all applicable federal, state and local laws and regulations and the terms of the related Mortgage Note and Mortgage including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer protection, equal credit opportunity, environmental and disclosure laws applicable to any Mortgage Loan or the property securing such Mortgage Loan, have been met.

         (f) The related Mortgage Note and Mortgage and every other agreement, if any, executed and delivered by the applicable Mortgagor in connection with each Mortgage Loan are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to each Mortgage Note and each Mortgage Loan and any other related agreements had legal capacity to enter into the Mortgage Loan and to execute and deliver the related Mortgage Note and Mortgage and other related agreements, and the Mortgage Note and the Mortgage and such other related agreements have been duly and properly executed by such parties.

         (g) The related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics liens) having priority over the first lien of the Mortgage except for: (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender's title insurance policy delivered to the originator of the Mortgage Loan and referred to in the appraisal made in connection with the origination of the related Mortgage Loan and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

         (h) Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable lien on the related mortgaged property.

         (i) As of the Cut-off Date, no Mortgage Loan was more than 59 days delinquent and no more than 2.32% of the Mortgage Loans are 30-59 days delinquent. No Mortgage Loan has been sixty (60) or more days delinquent more than one time in the twelve months preceding the Cut-off Date (assuming that a "rolling" thirty day delinquency is considered to be one time delinquent).

         (j) The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan.

         (k) The Seller has not impaired, waived, altered or modified the related Mortgage or Mortgage Note in any material respect, or satisfied, canceled, rescinded or subordinated such Mortgage or Mortgage Note in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation, rescission or satisfaction of the Mortgage Note or Mortgage. No action on the part of any Mortgagor which would otherwise cause the related Mortgage Loan to be in default has been waived.

         (l) As of the Cut-off Date, the Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Mortgage Loan Schedule), nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

         (m) No condition exists which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted. Neither the operation of any of the terms of each Mortgage Note and each Mortgage nor the exercise of any right thereunder will render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right or rescission, set-off, claim, counterclaim or defense, including, without limitation, the defense of usury.

         (n) There is no proceeding pending for the total or partial condemnation of any Mortgaged Property and there are no eminent domain proceedings pending affecting any Mortgaged Property.

         (o) Each Mortgage Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the Mortgaged Property is located or
     (ii) if generally acceptable in the jurisdiction where the Mortgaged Property is located, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. All of the Seller's rights under such policies, opinions or other instruments have been transferred and assigned to Purchaser upon sale and assignment of the Mortgage Loans hereunder. The title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien of the Mortgage in an amount of at least the original principal amount of the Mortgage Loan, subject to the exceptions contained in such policy. The Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. Neither the Seller nor any affiliate of the Seller has made, and Seller has no knowledge of, any claims under such mortgagee title insurance policy. The Seller is not aware of any action by a prior holder and neither the Seller nor any affiliate of the Seller has done, by act or omission, anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney's opinion of title.

         (p) There is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration. Neither the Seller nor any affiliate of the Seller has waived any default, breach, violation or event of acceleration. All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. No one other than the applicable Mortgagor has advanced funds, directly or indirectly, for the payment of any amount required under any Mortgage Loan.

         (q) With respect to any Mortgage Loan which provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the terms of the related Mortgage Note or subsequent modifications, if any.

         (r) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related Mortgaged Property. As of the Closing Date, there is no lien against any Mortgaged Property for delinquent taxes.

         (s) (i) No foreclosure proceedings are pending against the Mortgaged Property, and to the Seller's best knowledge, (ii) no material litigation or lawsuit relating to the Mortgage Loan is pending and (iii) the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding. There are no proceedings pending, or to the best of the Seller's knowledge, threatened, wherein the Mortgagor or any governmental agency has alleged that any Mortgage Loan is illegal or unenforceable.

         (t) The Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy ("Hazard Insurance") covering the Mortgaged Property in an amount at least equal to the lesser of (i) the maximum insurable value of such Mortgaged Property or (ii) the principal balance of the Mortgage Loan with a standard mortgagee clause, in either case in an amount sufficient to avoid the application of any "co-insurance provisions", and, if it was in place at origination of the Mortgage Loan, flood insurance, or earthquake insurance, at the mortgagor's cost and expense. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA or the FNMA Seller's Guide and the FNMA Servicer's Guide at the time such policy was issued. The Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if required by law, a flood insurance policy or earthquake insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The Mortgaged Property is covered by Hazard Insurance. All acts required to be performed to preserve the rights and remedies of the Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

         (u) The Mortgage Note is not and has not been secured by any collateral except the lien on the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage.

         (v) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure and (ii) otherwise by judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor. The Mortgagor has not notified the Seller or any affiliate of the Seller of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940.

         (w) Except as set forth in the appraisal which forms part of the related Mortgage File, the Mortgaged Property, normal wear and tear excepted, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended. Each property securing a Mortgage Loan is in good repair.

         (x) There was no fraud involved in the origination of the Mortgage Loan by the mortgagee or, to the Seller's knowledge, by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan. The documents, instruments and agreements submitted by each Mortgagor for loan underwriting were not falsified and contain no untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and statements contained therein not misleading.

         (y) Each Mortgage File contains an appraisal of the Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Mortgage Loan Schedule. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989. The appraisal contained in the Mortgage File shall not vary from the re-appraisal conduct by the Certificate Insurer in connection with the closing contemplated by this transaction by more than 10%, unless the Certificate Insurer has otherwise given its prior written consent; provided, however, that if the appraisal contained in the Mortgage File shall vary from the re-appraisal conducted by the Certificate Insurer by more than 10% (and the Certificate Insurer has not otherwise given its prior written consent), the Seller shall be provided with the opportunity to substantiate its appraisal to the Certificate Insurer, and if the Certificate Insurer shall then reasonably reject the Seller's substantiation of its appraisal, the Seller shall repurchase such Mortgage Loan.

         (z) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, including, without limitation, the Seller, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgage and the Mortgaged Property are located.

         (aa) No improvements on the related Mortgaged Property encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments. No improvement located on or being part of such property is in violation of any applicable zoning laws or regulations.

         (bb) Each Mortgage Loan was either (1) originated by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD or (2) acquired by an entity described in clause (1) above within one month of its origination, in substantially all cases and in no event later than three months thereafter, and before being acquired by such entity, was re-underwritten according to the such entity's underwriting guidelines.

         (cc) Except as otherwise set forth on Schedule I attached hereto: (i) principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed and (ii) the Mortgage Note is payable on the first day of each month.

         (dd) Other than with respect to 22.46% of the Fixed Rate Mortgage Loans, which are "balloon payment" mortgage loans, each Mortgage Loan is fully amortizing. None of the Adjustable Rate Mortgage Loans are "balloon loans".

         (ee) The Mortgage Loan bears interest at the Mortgage Rate and the Mortgage Note does not permit negative amortization.

         (ff) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Master Servicer and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow advances or other charges or payments due the Master Servicer have been capitalized under any Mortgage or the related Mortgage Note.

         (gg) No Mortgage Loan contains provisions pursuant to which Scheduled Payments are: (i) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor; (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

         (hh) To the Seller's best knowledge, the Mortgaged Property is lawfully occupied under applicable law.

         (ii) No law relating to servicing, collection or notification practices and no law relating to origination practices, has been violated in connection with any Mortgage Loan transferred to the Purchaser pursuant to this Agreement, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws. The Mortgage Loan has been serviced in accordance with the terms of the Mortgage Note.

         (jj) No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property.

         (kk) The Seller hereby covenants that neither it nor any affiliate of the Seller will directly solicit any Mortgagor hereunder to refinance the related Mortgage Loan. For the purposes of the foregoing, neither the Seller nor any affiliate of the Seller shall be deemed to directly solicit any Mortgagor if the Seller responds to a request from the Mortgagor regarding a refinancing or if the Mortgagor receives marketing materials which are generally disseminated.

         (ll) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

         (mm) There are no mechanics' or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

         (nn) As to each fixed rate Mortgage Loan, interest is calculated on the Mortgage Note on the basis of twelve 30-day months and a 360-day year, and, as to each adjustable rate Mortgage Loan, interest is calculated on the Mortgage Note on the basis of the number of days in the related interest accrual period.

         (oo) The Mortgaged Property consists of a fee simple estate in a parcel of land improved by detached or semi-detached one- to four-family dwelling unit, townhouse, individual condominium unit or individual unit in a planned unit development.

         (pp) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

         (qq) To the best of the Seller's knowledge, no Mortgaged Property was, as of the related Cut-off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste. To the best of the Seller's knowledge, there is no violation of any local, state or federal environmental law, rule or regulation with respect to any Mortgaged Property.

         (rr) Each Mortgage Note relating to an Adjustable Rate Mortgage Loan accrues interest at an adjustable Mortgage Rate computed on an actuarial basis. Each Mortgage Rate relating to substantially all of the Adjustable Rate Mortgage Loans adjusts semi-annually (after an initial fixed period described in the Prospectus Supplement and specified on the related Mortgage Note) to equal the sum of the applicable Index and the Gross Margin, subject to a Periodic Rate Cap, Maximum Loan Rate and Minimum Loan Rate. The Scheduled Payment with respect to each Adjustable Rate Mortgage Loan adjusts with each adjustment to the Mortgage Rate and if timely paid is sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date.

         (ss) All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement.

         (tt) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement.

         (uu) The Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust or the Certificate Insurer. The Seller used no selection procedure that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated by the Seller.

         (vv) The representations, warranties and covenants, set forth in this Section shall survive the Closing.

         (ww) The computer tape from which the selection of the Mortgage Loans being acquired on the Closing Date was made available to the accountants that are providing a comfort letter to the Certificate Insurer and the Certificateholders in connection with any information contained in the Prospectus Supplement, and such information was complete and accurate as of its date and includes a description of the same Mortgage Loans that are described on the Mortgage Loan Schedule and the payments due thereunder as of the Closing Date or other specified date or the date of substitution, as applicable.

         (xx) All required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages have been made, obtained or issued, as applicable.

         (yy) No Mortgage Loan is due from a Mortgagor who has defaulted under a previous contract with the Seller.

         (zz) Reserved.

         (aaa) As of Cut-off Date, none of the Mortgage Loans are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Section 433.1.

         (bbb) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event that the property securing such Mortgage Loan is sold or transferred with the prior written consent of the Mortgagee thereunder.

         (ccc) Each Mortgage Loan has been underwritten in accordance with the underwriting guidelines of the Originator of the Mortgage Loan in effect at the time the Mortgage Loan was originated or purchased by the Originator.

         With respect to the representations and warranties set forth in this
Section 3.1 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Depositor, the Seller, the Master Servicer, the Certificate Insurer or the Trustee as set forth in the Trust Agreement that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

         Upon discovery by the Seller, the Purchaser or any assignee, transferee or designee of the Purchaser or the Certificate Insurer of any materially defective document in, or that any material document is missing from, any File or of a breach of any of the representations and warranties contained in Article III that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser's assignee, transferee or designee, or the interests of the Certificate Insurer, the party discovering the breach shall give prompt written notice to the others. Within ninety (90) days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation and warranty, the Seller promptly shall deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall, within ninety
(90) days of its discovery either (i) repurchase the affected Mortgage Loan at the Purchase Price (as such term is defined in the Trust Agreement) or (ii) subject to the approval of the Purchaser, cause the removal of such Mortgage Loan from the Trust Fund and substitute one or more Qualifying Substitute Mortgage Loans. Notwithstanding the preceding sentence, if a breach of representation or warranty cannot reasonably be cured within 90 days after discovery thereof, and the Seller shall have commenced to cure such breach within such 90-day period and thereafter diligently and expeditiously proceeds to cure the same without the prior written consent of the Certificate Insurer, such 90-day period shall be extended, upon the written consent of the Certificate Insurer (which consent shall not be unreasonably withheld), for so long as it shall require the Seller in the exercise of due diligence to cure such breach (provided that the length of such extension has been consented to by the Certificate Insurer), it being agreed that no such extension shall be for a period in excess of the period of time during which the Seller is required to cure or repurchase an affected Mortgage Loan because of the REMIC Provisions or pursuant to any sale and/or securitization agreement or arrangement it may enter into. With respect to the breach of the representation set forth in clause (qq) above, the Seller shall be obligated either: (i) if there is a loss realized by the Purchaser or its assigns in respect of a Mortgage Loan resulting from the breach of such representation, deposit the amount of such loss in an account designated by the Purchaser or, at its option, repurchase the related Mortgage Loan pursuant to the terms of this Agreement or (ii) if the Master Servicer is unable to realize upon the related Mortgaged Property due to the existence of environmental hazards, repurchase the Mortgage Loan in accordance with the provisions of this Agreement. The Seller shall amend the Mortgage Loan Schedule to reflect the withdrawal of any such Mortgage Loan from the terms of this Agreement and the Trust Agreement and the addition, if any, of a Qualifying Substitute Mortgage Loan. The Seller shall deliver to the Purchaser such amended Mortgage Loan Schedule and shall deliver such other documents as are required by this Agreement or the Trust Agreement within five (5) days of any such amendment. Any repurchase pursuant to this Section shall be accomplished by transfer to an account designated by the Purchaser of the amount of the Purchase Price in accordance with Section 2.05 of the Trust Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.05 of the Trust Agreement.

         It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

         Section 3.2 Seller Representations and Warranties. The Seller hereby
                     -------------------------------------
represents and warrants to the Purchaser that as of the Closing Date or as of such date specifically provided herein:

               (i) The Seller is a duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power and authority to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on (a) its business, properties, assets or condition (financial or other), (b) its performance of its obligations under this Agreement, (c) the value or marketability of the Mortgage Loans or (d) the ability to foreclose on the related Mortgaged Properties;

               (ii) The Seller has the power and authority to make, execute, deliver and perform this Agreement and to consummate all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

               (iii) The Seller holds all necessary licenses, certificates and permits from all government authorities necessary for conducting its business as it is presently conducted. It is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

               (iv) The execution, delivery and performance of this Agreement by it will not conflict with or result in a breach of, or constitute a default under, any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any of its properties or any provision of its Certificate of Incorporation or Bylaws, or constitute a material breach of, or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to, any mortgage, indenture, contract or other agreement to which it is a party or by which it may be bound;

               (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to its knowledge threatened, against the Seller or any of its properties or with respect to this Agreement or the Certificates which in its opinion has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

               (vi) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading;

               (vii) The transactions contemplated by this Agreement are in the ordinary course of the Seller's business;

               (viii) The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Mortgage Loans, nor is the Seller aware of any pending insolvency;

               (ix) The Seller is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties hereunder;

               (x) There are no actions or proceedings against, or investigations of, it pending or, to its knowledge, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit the Seller from entering into this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the Seller's performance of any of its respective obligations under, or the validity or enforceability of, this Agreement;

               (xi) The Seller represents and warrants that it did not sell the Mortgage Loans to the Depositor as Purchaser under the Agreement with any intent to hinder, delay or defraud any of its creditors; and the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Depositor as Purchaser under the Agreement. The sale to the Purchaser of the Mortgage Loans and the related Mortgage and Mortgage Note does not violate the terms or provisions of any loan or any other agreement to which the Seller is a party or by which it is bound;

               (xii) The Seller represents and warrants that it acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

               (xiii) The Seller represents and warrants that the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

               (xiv) The representations and warranties set forth in the
Section 3 survive the Closing Date.

                                  ARTICLE IV
                              SELLER'S COVENANTS

         Section 4.1 Covenants of the Seller. The Seller hereby covenants that
                     -----------------------
except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on any Mortgage Loan, or any interest therein; the Seller will notify the Certificate Insurer and the Trustee, as assignee of the Purchaser, of the existence of any lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall prevent or be deemed
--------  -------
to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE V
              INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

         Section 5.1 Indemnification. (a) The Seller agrees to indemnify and
                     ---------------
hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement contained in the Seller Information in the Prospectus Supplement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate by or on behalf of the Seller containing information regarding the assets of the Trust (such information, the "Mortgage Loan Data"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

         (b) The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information other than the information constituting Seller Information or the information under "The Certificate Insurer" and "Description of the Certificates--Credit Enhancement--The Policies," except insofar as such untrue statements or alleged untrue statements or omission or alleged omission is the direct result of an inaccuracy in the Mortgage Loan Data. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

         (c) Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article V except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Article V.

         If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

         Each indemnified party, as a condition of the indemnity agreements contained in Section 5.1(a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for that portion represented by the percentage that the underwriting discount described in the Underwriting Agreement and the related Terms Agreement (the "Underwriting Discount") bears to the sum of the Purchase Price and the amount of the Underwriting Discount and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser and each director of the Seller, each officer of the Seller, and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller. Notwithstanding anything in this paragraph (d) to the contrary, the Purchaser shall not be required to contribute an amount in excess of the amount of the Underwriting Discount.

         (e) The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, the Certificate Insurer, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in Section 3.1 of this Agreement. The Seller shall immediately notify the Purchaser, the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, the Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and/or any Certificateholder in respect of such claim. Pursuant to the Trust Agreement, the Trustee shall reimburse the Seller in accordance with Section 9.36 of the Trust Agreement for all amounts advanced by the Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Seller to perform its duties in compliance with the terms of this Agreement.

         Section 5.2 Obligations of Ocwen Financial Services, Inc.  Ocwen
                     --------------------------------------------
Financial Services, Inc. ("OFS"), as the parent of LMAC, Inc., agrees with the Purchaser and any successor or assign of the Purchaser (including the Trustee for the benefit of the Certificateholders and the Certificate Insurer) and each person controlling the Purchaser within the meaning of either the Securities Act or the Exchange Act, in consideration of and as an inducement to their agreement to purchase the Mortgage Loans from the Seller, to indemnify and hold harmless the Purchaser against any failure by the Seller to perform its obligations to the Purchaser hereunder, including, without limitation, any failure by the Seller to honor any obligation to the Purchaser (including any obligation to indemnify the Purchaser) pursuant to Article V hereof, any breach of the representations and warranties by the Seller set forth in Article III, any failure to adhere to the covenants set forth in
Article IV hereof and any failure by the Seller to perform any of the obligations set forth in Article II hereof.

                                   ARTICLE VI
                                  TERMINATION

         Section 6.1 Termination. The respective obligations and
                     -----------
responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article VII of the Trust Agreement.

                                 ARTICLE VII
                           MISCELLANEOUS PROVISIONS

         Section 7.1 Amendment. This Agreement may be amended from time to
                     ---------
time by the Seller and the Purchaser, with the consent of the Certificate Insurer, by written agreement signed by the Seller and the Purchaser.

         Section 7.2 Governing Law. This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 7.3 Notices. All demands, notices and communications
                     -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         if to the Seller:

         LMAC, Inc.
         1675 Palm Beach Lakes Boulevard
         West Palm Beach, Florida  33401
         Attention:

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

         if to the Purchaser:

         Structured Asset Securities Corporation
         Three World Financial Center
         12th floor
         New York, NY 10285
         Attention:  Mark Zusy

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

         if to the Certificate Insurer: at the address designated in the Insurance Agreement.

         Section 7.4 Severability of Provisions. If any one or more of the
                     --------------------------
covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

         Section 7.5 Counterparts. This Agreement may be executed in one or
                     ------------
more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         Section 7.6 Further Agreements. The Purchaser and the Seller each
                     ------------------
agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

         Section 7.7 Intention of the Parties. It is the intention of the
                     ------------------------
parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

         Section 7.8 Successors and Assigns: Assignment of Purchase Agreement.
                     --------------------------------------------------------
This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trustee and the Certificate Insurer. The Certificate Insurer shall be a third party beneficiary hereof and may enforce the terms hereof as if a party hereto. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Certificate Insurer, which consent shall be at the Purchaser's and the Certificate Insurer's sole discretion, respectively, except that the Purchaser acknowledges and agrees that the Seller may with the consent of the Certificate Insurer assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a Series of Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee or the Certificate Insurer under the Trust Agreement. Such enforcement of a right or remedy by the Trustee or the Certificate Insurer shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

         Section 7.9 Survival. The representations and warranties set forth in
                     --------
Sections 3.1 and 3.2 and the provisions of Article V shall survive the purchase of the Mortgage Loans hereunder.

         Section 7.10 No Petition. So long as the agreement is in effect, and
                      -----------
for one year following its termination, the Purchaser will not file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Seller.

                    IN WITNESS WHEREOF, the Seller, the Purchaser and OFS have caused their names to be signed to this Mortgage Loan Sale Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION,
                                          as Purchaser


                                        By:_____________________________
                                           Name:
                                           Title:


                                        LMAC, INC.,
                                          as Seller

                                         By:_____________________________
                                            Name:
                                            Title:


Acknowledged and Accepted

OCWEN FINANCIAL SERVICES, INC.


By: ____________________________
    Name:
    Title:

STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )

         On the 24th day of June 1999 before me, a Notary Public in and for
said State, personally appeared [                      ], known to me to be a
Vice President of STRUCTURED ASSET SECURITIES CORPORATION, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


________________________
Notary Public

STATE OF   )
           ) ss.:
COUNTY OF  )

         On the 24th day of June 1999 before me, a Notary Public in and for said State, personally appeared John R. Barnes, known to me to be a Senior Vice President of LMAC, INC., the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


__________________________
Notary Public

STATE OF               )
                       )  ss.:
COUNTY OF              )


         On the 24th day of June 1999 before me, a Notary Public in and for
said State, personally appeared [                      ], known to me to be
a _________________ of OCWEN FINANCIAL SERVICES, INC., the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


___________________________
Notary Public

                                  SCHEDULE I

                                MORTGAGE LOANS






















                    CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:  Ocwen Home Equity Loan Trust 1999-OFS 1    POLICY NUMBER: 29554
              Home Equity Loan Asset-Backed Certificates, Series 1999-OFS 1
              $92,537,000 Class A-F Certificates

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Chase Manhattan Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability) any Relief Act Shortfalls. The Policy guarantees only Prepayment Interest Shortfalls in excess of the amount of Compensating Interest payable by the Master Servicer.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee. on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Trust Agreement dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday,
(b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to any Distribution Date, the excess, if any, of (A) the sum of (i) the Interest Distributable Amount for the Obligations and (ii) the Guaranteed Principal Amount over (B) Group F Available Funds (after payment of the premium payable to the Insurer and after giving effect to the cross-collateralization provisions of the Agreement and without regard to any Insured Payments to be made as of such Distribution
Date).

         "Guaranteed Principal Amount" means for any Distribution Date (a) the amount, if any, by which the Class Principal Amount of the Obligations exceeds the related Pool Balance at the end of the related Due Period (after giving effect to all distribution of principal on the Obligations on such Distribution Date) and (b) on the Distribution Date in June 2029 (after giving effect to all other distribution of principal on the Obligations), an amount equal to the Class Principal Amount of the Obligations.

         "Insured Payment" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificates to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as avoidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 24th day of June, 1999.

                                                 MBIA INSURANCE CORPORATION

                                                 ___________________________
                                                 President

                                                 ___________________________
                                                 Assistant Secretary

                                  EXHIBIT A

                      TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 29555

                      NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 29555

State Street Bank and Trust Company, N.A., as Fiscal Agent
     for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY 10006
Attention: Municipal Registrar and
     Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 29555 (the "Policy") issued by the Insurer in respect of the Ocwen Home Equity Loan Trust 1999-OFS1 Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 $92,537,000 Class A-F Certificates (the "Obligations"), that:

                  (a) the Trustee is the trustee under the Trust Agreement dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and the Trustee, as trustee;

                  (b) the amount due under the definition of Deficiency Amount for the Distribution Date occurring on [ ] (the "Applicable Distribution Date") is $[ ] (the "Deficiency Amount");

                  (c) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $ (the "Preference Amount");

                  (d) the total Insured Payment due is $[      ], which amount
         equals the sum of the Deficiency Amount and the Preference Amount;

                  (e) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (b) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (c) above to be applied to the payment of any Preference Amount; and

                  (f) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
         Policy: [TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [ ] day of [ ], [ ].

                                                [NAME OF TRUSTEE], as Trustee


                                                By___________________________
                                                Title_________________________

                    CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:  Ocwen Home Equity Loan Trust 1999-OFS1      POLICY NUMBER: 29555
              Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1
              $52,420,000 Class A-V Certificates


         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Chase Manhattan Bank, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability) any Relief Act Shortfalls or any Basis Risk Shortfall. The Policy guarantees only Prepayment Interest Shortfalls in excess of the amount of Compensating Interest payable by the Master Servicer.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

         Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Trust Agreement dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday,
(b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to any Distribution Date, the excess, if any, of (A) the sum of (i) the Interest Distributable Amount for the Obligations and (ii) the Guaranteed Principal Amount over (B) Group V Available Funds (after payment of the premium payable to the Insurer and after giving effect to the cross-collateralization provisions of the Agreement and without regard to any Insured Payments to be made as of such Distribution
Date).

         "Guaranteed Principal Amount" means for any Distribution Date (a) the amount, if any, by which the Class Principal Amount of the Obligations exceeds the related Pool Balance at the end of the related Due Period (after giving effect to all distribution of principal on the Obligations on such Distribution Date) and (b) on the Distribution Date in June 2029 (after giving effect to all other distribution of principal on the Obligations), an amount equal to the Class Principal Amount of the Obligations.

         "Insured Payment" means (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

         "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A Certificates to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to of modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO

THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 24th day of June, 1999.

                                        MBIA INSURANCE CORPORATION

                                        _____________________________
                                        President

                                        _____________________________
                                        Assistant Secretary

                                  EXHIBIT A

                      TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 29555

                      NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 29555

State Street Bank and Trust Company, N.A., as Fiscal Agent
      for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY 10006
Attention: Municipal Registrar and
      Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

         The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
29555 (the "Policy") issued by the Insurer in respect of the Ocwen Home Equity Loan Trust 1999-OFS1 Home Equity Loan Asset-Backed Certificates, Series 1999-OFS1 $52,420,000 Class A-V Certificates (the "Obligations"), that:

                  (a) the Trustee is the trustee under the Trust Agreement dated as of June 1, 1999 among Structured Asset Securities Corporation, as Depositor, Ocwen Financial Services, Inc., as Master Servicer, Ocwen Federal Bank FSB, as Special Servicer, and the Trustee, as trustee;

                  (b) the amount due under the definition of Deficiency Amount for the Distribution Date occurring on [ ] (the "Applicable Distribution Date") is $[ ] (the "Deficiency Amount");

                  (c) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $[ ] (the "Preference Amount");

                  (d) the total Insured Payment due is $[      ], which amount
         equals the sum of the Deficiency Amount and the Preference Amount;

                  (e) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (b) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (c) above to be applied to the payment of any Preference Amount; and

                  (f) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
         Policy: [TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the [__] day of [___________], [____].


                                     [NAME OF TRUSTEE], as Trustee


                                     ______________________________
                                     By ____________________________
                                     Title _________________________